SCHEDULE 14A
Information Required in Proxy Statement
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Check the appropriate box:
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
Huntington Bancshares Incorporated
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
General Information About the Meeting
Voting Procedures
Revoking Your Proxy
Expenses of Solicitation
Vote Required
Board Recommendation
Election of Directors
Information about the Nominees
Corporate Governance
Board Meetings and Committee Information
Report of the Audit Committee
Procedures for Determining Executive and Director Compensation; Compensation Consultant
Compensation Committee Interlocks and Insider Participation
Report of the Compensation Committee
Other Standing Committees
Corporate Governance Guidelines, Policies and Procedures
Director Nomination Process
Independence of Directors
The Board’s Leadership Structure
The Board’s Role in Risk Oversight
Review, Approval or Ratification of Transactions with Related Persons
Indebtedness of Management
Certain Other Transactions
Ownership of Voting Stock
Section 16(a) Beneficial Ownership Reporting Compliance
Compensation of Executive Officers
Compensation Discussion and Analysis
Compensation Tables
Payments Upon Termination of Employment or Change in Control
Compensation of Directors
Proposal to Approve the Management Incentive Plan for Covered Officers
Proposal to Approve the Supplemental Stock Purchase and Tax Savings Plan and Trust
Equity Compensation Plan Information
Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm
Advisory Approval of Executive Compensation
Advisory Recommendation on the Frequency of Advisory Votes on Executive Compensation
Our Executive Officers
Proposals by Shareholders for 2012 Annual Meeting
Other Matters
APPENDIX A
APPENDIX B

Huntington Bancshares Incorporated
Huntington Center
41 South High Street
Columbus, Ohio 43287

Richard A. Cheap
General Counsel and Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

We will hold the 2011 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, on Thursday, April 21, 2011, in the Grand Ballroom at The Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio at 1:00 p.m., local Columbus, Ohio time.

The purposes of the annual meeting are to consider and vote on the following matters:

•	the election of directors;

•	the approval of the Management Incentive Plan for Covered Officers;

•	the approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust;

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011;

•	a resolution to approve, on an advisory, non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement;

•	an advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation; and

•	any other business that properly comes before the meeting.

We are pleased to invite you to the meeting, and we hope you can attend.

Your vote is important. You may vote by executing and returning your proxy card in the accompanying envelope, or by authorizing your proxy electronically over the Internet or by telephone. Please refer to the proxy card enclosed for information on authorizing your proxy electronically. If you attend the meeting, you may vote in person.

Sincerely,

Richard A. Cheap
March 7, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 21, 2011

The proxy statement and annual report to security holders are available at www.edocumentview.com/HBAN2011

Information for Shareholders Who Plan to Attend the 2011 Annual Meeting of Shareholders

Suggested parking is in the Columbus Commons Parking Garage (previously the City Center Garage). This parking garage is located on the block bordered by South High Street, South Third Street, East Rich Street and East Main Street. Entrances to the garage are on Rich and Main Street. The garage is just across Main Street from The Westin Great Southern Hotel where the shareholders meeting is being held. When you register for the shareholders meeting, you will be given a voucher to use to pay for parking in this garage.

Directions to The Westin Great Southern Hotel and Columbus Commons Parking Garage

From East

Take Interstate 70 West to Fourth Street. Turn right immediately onto Fourth Street. At the first traffic light, turn left onto Mound Street. Proceed to the second traffic light at High Street and turn right. The hotel is one block ahead on the right at the corner of High and Main Streets. Turn right onto Main Street and turn left into the Columbus Commons parking garage.

From North

Take Interstate 71 South to Interstate 670 West. Proceed on I-670 West to Third Street and pass through nine traffic lights. Turn right onto Mound Street. Continue one block to High Street. Turn right onto High Street. The hotel is one block ahead on the right at the corner of High and Main Streets. Turn right onto Main Street and turn left into the Columbus Commons parking garage.

From West

Take Interstate 70 East to the Front Street/High Street Exit. At the second traffic light, turn left onto High Street. The hotel is three blocks ahead on the right at the corner of High and Main Streets. Turn right onto Main Street and turn left into the Columbus Commons parking garage.

From South

Take Interstate 71 North to Interstate 70 East. Proceed on I-70 and take the Front/High Street Exit. Continue to the second light and turn left onto High Street. The hotel is three blocks ahead on the right at the corner of High and Main Streets. Turn right onto Main Street and turn left into the Columbus Commons parking garage.

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation by the board of directors of Huntington Bancshares Incorporated, a Maryland corporation, (“we”, “us”, “our”) of proxies to be voted at our 2011 annual meeting of shareholders to be held on April 21, 2011, and at any adjournment. We are sending or making this proxy statement available to our shareholders starting on March 7, 2011.

General Information About the Meeting

Voting Procedures

Holders of common stock at the close of business on February 16, 2011, are entitled to vote at the annual meeting. As of that date, there were 864,366,068 shares of common stock outstanding and entitled to vote. Holders of our Series A Preferred Stock are not entitled to vote.

Each holder of shares of common stock is entitled to cast one vote on each matter submitted at the annual meeting for each share of stock held of record at the close of business on February 16, 2011. The shares represented by a properly submitted proxy will be voted as directed provided we receive the proxy prior to or at the meeting. A properly executed proxy without specific voting instructions will be voted FOR the nominees for director named in this proxy statement, FOR the approval of the Management Incentive Plan for Covered Officers, FOR the approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2011, FOR the advisory approval of executive compensation, and for the recommendation that future advisory votes on executive compensation occur once every THREE calendar years. A properly submitted proxy will also confer discretionary authority to vote on any other matter which may properly come before the meeting or any adjournment or postponement of the meeting.

You may vote by executing and returning your proxy card in the envelope provided, or by voting electronically over the Internet or by telephone. Please refer to the proxy card for information on voting electronically. If you attend the meeting, you may vote in person and the proxy will not be used.

We are not currently aware of any matters that may properly be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

Revoking Your Proxy

If your common stock is held in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our secretary in writing before the proxies vote your common stock at the meeting, deliver later dated proxy instructions, or attend the meeting and vote your shares in person.

Expenses of Solicitation

We will pay the expenses of this proxy solicitation, including the reasonable charges and expenses of brokerage firms and others for forwarding solicitation material to their customers who are beneficial owners. In addition to soliciting proxies by mail and via the Internet, our employees may also solicit proxies by telephone and in person. We have retained Morrow & Co. LLC, 470 West Avenue, Stanford, Connecticut, to assist in the solicitation of proxies for a fee of $9,500 plus reasonable out-of-pocket expenses.

Vote Required

A quorum is required to conduct business at the annual meeting. Shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum. Under the laws of Maryland, our state of incorporation, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Broker non-votes occur when brokers who hold their customers’ shares in street name submit proxies for such shares on some matters, but not others. Generally, this would occur when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Since January 1,

2010, brokers are no longer permitted to vote on the election of directors without instructions from their customers. In addition, as of September 9, 2010, brokers are no longer permitted to vote on matters related to executive compensation without instructions from their customers.

A nominee for election to the board of directors at a meeting of stockholders at which a quorum is present will be elected only if the number of votes cast “for” such nominee’s election exceeds the total number of votes cast “against” or affirmatively “withheld” as to such nominee’s election; provided, however, that if, on either the date of the company’s proxy statement for the meeting or on the date of the meeting, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of all the votes cast at the meeting.

Approval of the Management Incentive Plan for Covered Officers, approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust, ratification of the appointment of Deloitte & Touche LLP, the advisory approval of executive compensation and the recommendation of the frequency of future advisory votes on executive compensation each requires the affirmative vote of a majority of all votes cast on the matter by the holders of common stock at a meeting at which a quorum is present.

The recommendation of the frequency of future advisory votes on executive compensation permits shareholders to vote for a frequency of one, two or three calendar years. As a result, it is possible that no option receives a majority of the votes cast on the matter. If no frequency receives a majority of the votes cast on the matter (excluding any abstentions), we will consider the frequency for future advisory votes on executive compensation receiving the greatest number of votes (every one, two or three years) to be the frequency recommended by stockholders.

Broker non-votes and abstentions will have no effect on the election of any director or the approval of the other matters described above since they are not counted as votes cast at the meeting, but votes affirmatively “withheld” from the election of any nominee will have the effect of a vote against that nominee’s election as a director.

Board Recommendation

The board of directors recommends that you vote FOR each of the director nominees, FOR the approval of the Management Incentive Plan for Covered Officers, FOR the approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust, FOR the ratification of the appointment of the independent public accountants, FOR the advisory approval of executive compensation and to recommend a frequency of THREE years for future advisory votes on executive compensation.

Election of Directors

Beginning with this annual meeting, all directors will be elected annually. Directors elected at this year’s annual meeting will each be elected to serve a one-year term expiring at our 2012 annual meeting when their successors are duly elected and qualify. Upon consultation with the Nominating and Corporate Governance Committee, the board of directors proposes the election of fourteen directors. Each of the nominees is currently serving as a director.

Our board of directors currently consists of 15 members. Since the 2010 annual meeting, Gene E. Little retired from the board in July 2010 after four years of service. In addition, the board has elected two new directors. Ann B. Crane joined the board in August 2010 and Steven G. Elliott joined the board in January 2011. All of the directors currently serving are being nominated for election at this meeting with the exception of Wm. J. Lhota who is retiring due to the age limitations in our bylaws.

Unless otherwise directed, the shares represented by a properly submitted proxy will be voted FOR the election of each nominee. We have no reason to believe that any nominee will be unable or unwilling to serve as a director if elected. However, in the event that any of these nominees should become unavailable, the board of directors may decrease the number of directors pursuant to the bylaws, or the board of directors may designate a substitute nominee, for whom shares represented by a properly submitted proxy would be voted.

The board of directors recommends a vote FOR the election of each of the nominees for director.

Information about the Nominees

The following provides biographical information regarding each of the nominees, including their specific business experience, qualifications, attributes and skills that the board considered, in addition to their prior service on the board, when it determined to nominate them.

Don M. Casto III
Principal /Chief Executive Officer, CASTO
Director Since 1985
Age 66

Mr. Casto is responsible for the development activities of CASTO, a regional real estate development and services firm based in Columbus, Ohio. The firm specializes in the development of shopping centers, multi-family housing and mixed-use entertainment projects. Mr. Casto is also an attorney, and practiced law in California prior to joining CASTO in 1972. Mr. Casto is active in the community and has served on the boards of numerous non-profit organizations, including the Greater Columbus Chamber of Commerce. Mr. Casto has also served as a director of The Huntington National Bank since 1985. Mr. Casto is widely recognized in Central Ohio as an experienced business and community leader. This experience, along with his history as a director with our company make him an effective director and chairman of the board’s Executive Committee. Mr. Casto also serves on the board’s Compensation Committee and Nominating and Corporate Governance Committee.

Ann (“Tanny”) B. Crane
President and Chief Executive Officer, Crane Group Company
Director Since 2010
Age 54

Since 2003, Ms. Crane has led Crane Group Company, a privately-held, diversified portfolio company comprised of businesses primarily serving the home building and commercial markets, as well as managing investments in private equity firms and real estate and bond portfolios. Ms. Crane joined the manufacturer Crane Plastics Company in 1987 as director of human resources, and became vice president of sales and marketing in 1993. She was named president in 1996. In 2003, Ms. Crane was appointed as a director for the Federal Reserve Bank of Cleveland. After serving as a director for five years, she was named chair of the board and served in that capacity for two years. Ms. Crane also served on the board of Wendy’s International from 2003 to 2007. She and her company are widely recognized for their philanthropy throughout Central Ohio. Ms. Crane is an accomplished executive who is knowledgeable of the financial services industry and is deeply involved in community support and investment. Because of her knowledge and experience, Ms. Crane was appointed to serve on the Audit Committee. Ms. Crane has also been elected to serve on the Community Development Committee.

Steven G. Elliott
Retired Senior Vice Chairman, BNY Mellon
Director Since 2011
Age 64

During his 23-year career with BNY Mellon, Mr. Elliott served as chief financial officer, led a number of the company’s servicing businesses and was co-leader of the integration of The Bank of New York and Mellon Financial Corporation when they merged in 2007. A certified public accountant, Mr. Elliott joined Mellon in 1987 as head of finance. He was named chief financial officer in 1990, vice chairman in 1992 and senior vice chairman in 1998. As chief financial officer from 1990 to 2002, Mr. Elliott led strategic acquisitions, divestitures and restructurings. He also has held various line of business leadership roles in asset servicing, securities lending, foreign exchange, capital markets, global cash management and institutional banking. Mr. Elliott also served as a director of Mellon Financial Corporation from 2001 until the merger in July 2007. He was then a director of BNY Mellon through July 2008. Prior to joining Mellon, Mr. Elliott served as chief financial officer of First Commerce Corporation, corporate controller of Crocker National Bank, senior vice president of Continental Illinois National Bank and corporate controller of United California Bank. As one of the most broadly experienced financial services executives in the United States, Mr. Elliott brings valuable insight and advice to our board. He has been appointed to the board’s Risk Oversight Committee, where we believe his experience will contribute to building strong and effective risk management. Mr. Elliott has been elected to chair the Risk Oversight Committee following Mr. Lhota’s retirement in April, and to serve on the Capital Planning Committee as well.

Michael J. Endres
Principal, Stonehenge Financial Holdings, Inc.
Director since 2003
Age 63

Mr. Endres is a principal of Stonehenge Financial Holdings, Inc., located in Columbus, Ohio. Stonehenge, acting through its affiliate Stonehenge Partners, is a private equity investment firm investing in middle market companies throughout the Midwest. Prior to joining Stonehenge, Mr. Endres was vice chairman of Banc One Capital Holdings Corporation (BOCHC) and chairman of BancOne Capital Partners, where he directed the merchant banking activities of the firm and originated direct investments for the corporate-related private equity and mezzanine investments. He also managed Bank One’s SBIC (Small Business Investment Company) then one of the largest in the United States. Mr. Endres also serves as a board member of Tim Hortons, Worthington Industries, and OhioHealth Corporation. Mr. Endres has a depth of experience in equity investing, business development, strategic initiatives and acquisitions, financial analysis, leadership and management. Mr. Endres brings this experience and financial expertise to his role as chairman of the board’s Capital Planning Committee. He also serves on the board’s Executive Committee and Risk Oversight Committee.

John B. Gerlach, Jr.
Chairman, President and Chief Executive Officer, Lancaster Colony Corporation
Director since 1999
Age 56

Mr. Gerlach has led Lancaster Colony Corporation, a publicly held diversified marketer of specialty foods, glassware and candles for 14 years. He was elected chairman of the board of directors and chief executive officer of Lancaster Colony Corporation in February 1997. He had been president and chief operating officer since May 1994. He joined the Lancaster Colony companies in April of 1976 and has served in various capacities, including executive vice president, for nine years. Mr. Gerlach has served on the Lancaster Colony board of directors since November 1985 and has served on the boards of numerous non-profit organizations, including the Columbus Foundation, Nationwide Children’s Hospital, The Ohio State University Foundation and the Richard M. Ross Heart Hospital Board. Mr. Gerlach brings significant public company leadership and operational management experience to the board and to his role as chair of the Compensation Committee. He also serves on the Nominating and Corporate Governance Committee.

D. James Hilliker
Vice President/Managing Shareholder, Better Food Systems, Inc.
Director Since 2007
Age 63

For more than thirty years, Mr. Hilliker has led his family-owned business, Better Food Systems, Inc. which owns, leases and operates Wendy’s franchises in Ohio and Indiana. Mr. Hilliker has also served on various bank boards for more than 30 years. He joined the Huntington board after we acquired Sky Financial Group Inc. in 2007. He served on the Sky board for 10 years, on the board of Sky’s predecessor MidAm, Inc., from 1995 to 1998; on the board of Americom Bank, Lima, Ohio, (a subsidiary of MidAm, Inc.) from 1992 to 1995; and on the board of Colonial Federal Savings and Loan, Bellefontaine, Ohio, (which was bought by Americom Bank) from 1987 to 1992. Mr. Hilliker first served our company as a bank advisory board member in Bellefontaine, Ohio from 1978 to 1987. Mr. Hilliker was also a member of the board of trustees for The Ohio State University for 10 years, and was a director of Community Mutual Insurance Company of Cincinnati, Ohio where he was a member of the audit committee. Mr. Hilliker brings many years of business and director experience, including bank board service, to our board and the Audit Committee.

David P. Lauer
Certified Public Accountant
Director Since 2003
Age 68

Mr. Lauer has more than four decades of accounting and banking experience. He first joined Deloitte & Touche LLP in 1966 and eventually served as the Office Managing Partner for the Columbus office from 1989 to 1997. That same year, he joined Bank One, Columbus, NA, and was the chief operating officer and president of Columbus

Commercial Operations from 1997 to 2001. Beginning that year until 2004, Mr. Lauer was the interim acting chief financial officer for The Ohio State University Medical Center. Mr. Lauer has served on the board of The Huntington National Bank since 2003, and previously served as a director of Huntington Preferred Capital Inc. He currently is a member of the boards of RG Barry Corporation and Diamond Hill Investment Group, and is a member of their audit committees. Within the past 5 years, Mr. Lauer has also served on the boards and the audit committees of Wendy’s International Inc. and Tim Hortons, Inc. We greatly benefit from having a director and Audit Committee chair with Mr. Lauer’s extensive audit and board experience, as well as banking experience. He is also a member of the Capital Planning Committee.

Jonathan A. Levy
Managing Partner, Redstone Investments
Director since 2007
Age 50

Mr. Levy is co-founder and managing partner of Redstone Investments, a full service commercial real estate firm. The company was formed in 1991 and is headquartered in Youngstown, Ohio, with an additional office located in Tampa, Florida. Redstone is involved in property management, construction, development and commercial real estate brokerage. Their portfolio includes properties located throughout 13 states. Mr. Levy has over 25 years of experience in the commercial real estate business. Mr. Levy served on the board of Sky Financial Group, Inc. from 1999 until Huntington’s acquisition of Sky. He served as lead director of the Sky board from 2003 to 2007. Before serving on the Sky board, Mr. Levy served on the boards of Western Reserve Bank and Citizens Bankshares, Inc. Mr. Levy also has hands on banking experience with his service at Marine Midland Banks, NA as a construction and commercial real estate lender, from 1983 to 1988. Mr. Levy has also served on the boards on numerous community non-profit organizations. Mr. Levy has been a member of the board of The Huntington National Bank since 2007. Mr. Levy brings many years of business, banking, real estate and director experience to our organization. He serves on the Capital Planning Committee, the Executive Committee and the Risk Oversight Committee.

Gerard P. Mastroianni
President, Alliance Ventures, Inc.
Director Since 2007
Age 55

Mr. Mastroianni is president of Alliance Ventures, Inc., Crestview Ventures LLC., and Louisville Ventures, LLC., all real estate and property management firms located in Alliance, Ohio which he has managed since 1989. Mr. Mastroianni previously served on the board of Citizens Bankshares, and on the board of Sky Financial Group, Inc. for 9 years prior to its merger with Huntington in 2007. In addition to his business acumen and experience as a bank director, Mr. Mastroianni also has substantial non-profit board experience, including with the Stark Development Board and service as trustee and finance committee chair for The University of Mount Union, Alliance for Children and Family, and Sisters of Charity Foundation. Mr. Mastroianni brings broad business and community leadership experience to the board and to the Community Development Committee.

Richard W. Neu
Chairman, MCG Capital Corporation
Chairman, Dollar Thrifty Automotive Group
Director Since 2010
Age 55

Mr. Neu has been chairman of the board of the Washington, D.C.-based MCG Capital Corp. since 2009. MCG is a publicly traded business development corporation providing financing to middle market companies throughout the United States. He first joined the MCG board in 2007 and is a member of the audit, nominating and corporate governance, and valuation and investment committees. Since 2006, Mr. Neu has served on the board of the Dollar Thrifty Automotive Group and was appointed chairman in December 2010. He previously served as chairman of the audit committee and is a member of the corporate governance committee. From 1995 to 2004, Mr. Neu served as executive vice president, chief financial officer, treasurer, and director of both Charter One Financial, Inc. and Charter One Bank. He assumed this role following the merger of First Federal of Michigan and Charter One Financial, Inc. Mr. Neu joined First Federal of Michigan in 1985 as chief financial officer, and was elected to the board of directors in 1992. Mr. Neu possesses a comprehensive knowledge of our bank markets, has led numerous bank acquisitions and integrations, as well as has extensive knowledge of the banking industry. His knowledge and experience, as well as his financial acumen, make him a valued member of the board and the board’s Audit Committee and Capital Planning Committee.

David L. Porteous
Attorney, McCurdy, Wotila & Porteous, a Professional Corporation
Director Since 2003
Age 58

Mr. Porteous has practiced law for over 30 years with a focus on corporate and municipal law and government relations. He has been a partner with McCurdy, Wotila & Porteous since January 2008 and prior to joining that firm managed his own law practice for over 20 years. Mr. Porteous is a recognized authority on economic development and has served on the board of directors of the Michigan Economic Development Corporation (MEDC), the Michigan Economic Growth Authority (MEGA) (where he was chairman of the executive committee), the Michigan Strategic Fund (where he was chairman), the Michigan Chamber of Commerce, and the Alliance for Health in Grand Rapids, Michigan. Mr. Porteous is a former director of the Federal Home Loan Bank of Indianapolis where he also chaired the audit committee. He also was on the board of trustees of Michigan State University for over 8 years and was chairman of the board from 2003 to 2006 and was a member of its finance and audit committees. Mr. Porteous has been a director of Jackson National Life Insurance of New York since 2002, and currently serves as a member of the audit committee. Mr. Porteous has an extensive legal background and possesses valuable experience in corporate and finance related matters as well as an extensive knowledge of Huntington’s markets. These attributes make him an effective lead director and chairman of the Nominating and Corporate Governance Committee. Mr. Porteous also serves on the Compensation Committee and the Executive Committee.

Kathleen H. Ransier
Partner, Vorys, Sater, Seymour and Pease LLP
Director Since 2003
Age 63

Ms. Ransier is a partner in the Columbus office of Vorys, Sater, Seymour and Pease LLP where she practices with the corporate group. An attorney for almost 40 years, Ms. Ransier’s practice includes transactional, commercial real estate, business organization, non-profit and business development. Ms. Ransier served as special counsel for the Ohio Attorney General from 1976 to 1994. She has served as special counsel for the Franklin County Probate Court from 1985 to 1990 and has been appointed to boards and commissions by The Supreme Court of Ohio. She is a member of the board of directors of The Ohio State University Alumni Association, chair of the Columbus Regional Airport Authority, a member of the Supreme Court of Ohio Commission on professionalism and chair of the Greater Columbus Arts Council. Ms. Ransier is very active in numerous professional, academic, cultural, social, community and civic organizations. Ms. Ransier brings analytical skills and a broad range of expertise in law and regulation to the board, and her substantial community involvement serves her well as chair of the board’s Community Development Committee. Ms. Ransier also serves on the Compensation Committee.

William R. Robertson
Retired Managing Partner, Kirtland Capital Partners
Director Since 2009
Age 69

Mr. Robertson is the retired managing partner of Kirtland Capital Partners, Cleveland, Ohio, which he joined in 1997. Previously, Mr. Robertson served as president and director of National City Corporation, where he was appointed president in 1995. At National City, Mr. Robertson oversaw corporate operations and information services as the organization consolidated acquired companies to a single system. He also managed a number of administrative functions, including corporate human resources, audit, legal, and marketing communications. As the senior trust executive for a 10-year period, he also assumed responsibility for its reorganization and the formation of the private client group. Previously, he served as executive vice president (1982-1986) and chief financial officer (1982-1988). Mr. Robertson is also on the boards of Hartland & Co. and Brush Engineered Materials, Inc. Mr. Robertson brings extensive executive and financial industry experience to the board and the Risk Oversight Committee, as well as knowledge of one of our largest markets, Cleveland. Mr. Robertson also serves on the Compensation Committee.

Stephen D. Steinour
Chairman, President and Chief Executive Officer,
Huntington Bancshares Incorporated and The Huntington National Bank
Director Since 2009
Age 52

Mr. Steinour has served as our chairman, president and chief executive officer, and has also served in these roles for The Huntington National Bank, since January 2009. Before joining Huntington, Mr. Steinour was with Citizens Financial Group in Providence, Rhode Island, from 1992 to 2008, where he served in various executive roles, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology and operations among others. He was named president in 2005 and chief executive officer in 2007. Mr. Steinour joined Cross Harbor Capital partners in Boston in 2008 where he served as a managing partner and a member of the investment committee until joining Huntington in 2009. Mr. Steinour is a trustee of the National Constitution Center and the Eisenhower Fellowships, is a member of the Columbus Partnership and serves as a trustee of the Columbus Downtown Development Corporation. Mr. Steinour is a member of the board of directors of Exelon Corporation and a trustee of Liberty Property Trust. Mr. Steinour has more than 30 years of experience in all aspects of banking. In addition to being our chief executive officer, he brings extensive leadership as well as broad knowledge of the banking industry to the board. Mr. Steinour is a member of the board’s Executive Committee.

In addition to the nominees listed above, director Wm. J. Lhota has served on the board for more than 20 years. As noted, Mr. Lhota is retiring at this annual meeting. Mr. Lhota’s biographical information, experience, and qualifications are set forth below.

Wm. J. Lhota
President and Chief Executive Officer,
Central Ohio Transit Authority
Director Since 1990
Age 71

Mr. Lhota has served as president and chief executive officer of the Central Ohio Transit Authority (COTA), the public transportation provider in central Ohio, since September 2004. Following retirement from American Electric Power (AEP) in December 2001, as a senior executive, he formed LHOTA SERVICES in January 2002. LHOTA SERVICES was a sole proprietor business focusing on arbitration, mediation, energy consulting, as well as consulting, teaching and lecturing on business and engineering ethics. At retirement from AEP, Mr. Lhota was president — Energy Delivery, American Electric Power and executive vice president, American Electric Power Service Corporation. He spent 37 years at AEP serving in numerous management positions at Ohio Power Company and Columbus Southern Power, both subsidiaries of AEP in addition to the AEP Service Corporation. Mr. Lhota created and managed AEP’s original corporate compliance program, and has extensive experience in ethics. Throughout his career, Mr. Lhota has had extensive experience in public policy and labor relations. He has a Bachelor’s Degree in Civil Engineering and he also earned a Master’s Degree in Management from the Massachusetts Institute of Technology. He is a registered professional engineer and surveyor in Ohio. He is a member of the board of directors for the National Institute for Engineering Ethics (NIEE), and a past chair and member of the NSPE Board of Ethical Review. He is past chair and current board member of the Columbus Regional Airport Authority and a board member of Experience Columbus. Other service includes past director and chair of the Audit Committee for Green Mountain Energy. Mr. Lhota’s extensive business experience and ethics expertise contribute to his effectiveness as a director and chair of the Risk Oversight Committee. Mr. Lhota also serves on the Community Development Committee.

Corporate Governance

Board Meetings and Committee Information

Our board of directors held a total of 11 regular and special meetings in 2010. We believe that regular attendance of meetings is of utmost importance, and we encourage our directors to attend the annual shareholders meetings and at least 75% of all regularly scheduled board and committee meetings. During 2010, each director attended greater than 75% of the meetings of the full board of directors and the committees on which he or she served. Fourteen directors attended the 2010 annual meeting of shareholders.

Our board of directors has separate standing Audit, Compensation, and Nominating & Corporate Governance Committees, as well as standing Capital Planning, Community Development, Executive, and Risk Oversight Committees. From time to time the board of directors may appoint ad hoc committees. All board members receive copies of committee reports and materials. In addition, all board members are welcome to attend any meetings of the standing committees. Each standing committee has a separate written charter. We have posted current copies of the committee charters on the Investor Relations pages of our website at www.huntington.com. Information about the board’s standing committees, including committee members as of January 31, 2010, is set forth below.

Nominating &
			Community			Corporate
		Capital Planning	Development	Compensation	Executive	Governance	Risk Oversight
Committee Members	Audit Committee	Committee	Committee	Committee	Committee	Committee	Committee

Don M. Casto III				Member	Chair	Member
Ann B. Crane	Member
Steven G. Elliott							Member
Michael J. Endres		Chair			Member		Member
John B. Gerlach, Jr.				Chair		Member
D. James Hilliker	Member
David P. Lauer	Chair	Member
Jonathan A. Levy		Member			Member		Member
Wm. J. Lhota			Member				Chair
Gerard P. Mastroianni			Member
Richard W. Neu	Member	Member
David L. Porteous				Member	Member	Chair
Kathleen H. Ransier			Chair	Member
William R. Robertson				Member			Member
Stephen D. Steinour					Member
Number of Meetings Held During 2010	11	8	4	8	10	9	20

The total number of meetings for each of the Audit Committee and the Risk Oversight Committee include five joint meetings of both committees.

Audit Committee  The Audit Committee oversees the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and the internal control over financial reporting. The Audit Committee also provides assistance to the board in overseeing the internal audit division and the independent registered public accounting firm’s qualifications and independence; compliance with our Financial Code of Ethics for the chief executive officer and senior financial officers; and compliance with corporate securities trading policies.

The board of directors has determined that David P. Lauer, chairman of the Audit Committee, and Richard W. Neu each qualifies as an “audit committee financial expert” as the term is defined in the rules of the Securities and Exchange Commission (SEC). The board’s designation of Messrs. Lauer and Neu as audit committee financial experts does not impose any duties, obligations or liabilities on them that are greater than the duties, obligations and liabilities imposed on the other members of the Audit Committee. The SEC has determined that a person who is identified as an “audit committee financial expert” will not be deemed an expert for any purpose as a result of such designation. Each member of the Audit Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

Report of the Audit Committee

A primary responsibility of the Audit Committee is to oversee the integrity of Huntington’s consolidated financial statements. In carrying out its duties, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2010 with Huntington management and with Huntington’s independent registered public accounting firm, Deloitte & Touche LLP. This discussion included the selection, application and disclosure of critical accounting policies. The Audit Committee has also reviewed with Deloitte & Touche LLP its judgment as to the quality, not just the acceptability, of Huntington’s accounting principles and such other matters required to be discussed under auditing standards generally accepted in the United States, including the Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee has reviewed the written disclosures and the letter from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board in Rule 3526 regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from Huntington. Based on this review and discussion, and a review of the services provided by Deloitte & Touche LLP during 2010, the Audit Committee believes that the services provided by Deloitte & Touche LLP in 2010 are compatible with, and do not impair, Deloitte & Touche LLP’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Huntington’s Annual Report on Form 10-K for the year 2010 for filing with the SEC.

Audit Committee

David P. Lauer, Chairman
Ann B. Crane
D. James Hilliker
Richard W. Neu

Compensation Committee  The Compensation Committee reviews and approves Huntington’s goals and objectives with respect to the compensation of the chief executive officer and other executive management. The Compensation Committee evaluates the performance of the chief executive officer and other executive management in light of such goals and objectives, and sets their compensation levels based on such evaluation. The Compensation Committee advises the board of directors with respect to compensation for service by non-employee directors on the board of directors and its committees. The Compensation Committee also makes recommendations to the board of directors with respect to Huntington’s incentive compensation plans and equity-based plans, oversees the activities of the individuals and committees responsible for administering these plans, and discharges any responsibility imposed on the Compensation Committee by any of these plans. In addition, the Compensation Committee assists the board of directors in fulfillment of the duties and responsibilities delegated to the board under our retirement plans.

Procedures for Determining Executive and Director Compensation; Compensation Consultant

The Compensation Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve fees and other retention terms of advisors, including legal counsel and other advisors. During 2010, the Compensation Committee engaged a new independent consultant through Pearl Meyers & Partners, LLC, to provide advice with respect to the amount and form of executive and director compensation. The consultant reports directly to the Compensation Committee.

We design our executive and director compensation programs through the combined effort of our management, the Compensation Committee and the third-party compensation consultant. Our management, including the chief executive officer, may make recommendations to the Compensation Committee with respect to the amount and form of executive and director compensation. In addition, our chief executive officer and chief financial officer make recommendations to the Compensation Committee when it sets specific financial measures and goals for determining incentive compensation. Our chief executive officer also makes recommendations to the Compensation Committee regarding the performance and compensation of his direct reports, which include the executive officers. Our human resources management and executive management also have direct access to the consultant on an as needed basis to request information and analysis for use by the Compensation Committee.

The Compensation Committee pre-approves all services provided by the outside compensation consultant. Pre-approval may be general or specific as agreed upon with management. The Compensation Committee may delegate pre-approval authority to a member of the Compensation Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

Under the engagement entered into in 2010, the compensation consultant performed a comprehensive review and assessment of the competitiveness and effectiveness of our current executive compensation practices. This included review of our selected peer group and the gathering of peer data for each senior executive officer position. Following analysis, the compensation consultant provided the findings and recommendations to the Compensation Committee and worked with the Compensation Committee to articulate an updated and refined executive compensation philosophy. The compensation consultant also reviewed, analyzed and made recommendations with respect to our director compensation. In addition, the compensation consultant frequently attends meetings of the

Compensation Committee, provides updates on emerging trends and best practices, and is available as needed for expert guidance and support. During 2010 the compensation consultant did not provide any services in addition to advice and recommendation on the amounts and form of executive and director compensation.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee, or in accordance with the terms of a particular compensation plan, to a management committee. The Compensation Committee may not, however, delegate the determination of compensation for executive officers to management. From time to time, the Compensation Committee may obtain the approval of the board of directors with respect to certain executive and director compensation matters.

Compensation Committee Interlocks and Insider Participation

We have no compensation committee interlocks. In addition, no member of the Compensation Committee has served as one of our officers or employees.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in Huntington’s proxy statement for its 2011 annual meeting of shareholders.

In addition, the Compensation Committee certifies that, during 2010 (through December 22, 2010, the date we repurchased all financial assistance received under TARP):

(1)	It has reviewed with senior risk officers the senior executive officer (“SEO”) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Huntington;

(2)	It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to Huntington; and

(3)	It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Huntington to enhance the compensation of any employee.

This certification above and the narrative below are in accordance with the Interim Final Rule of the United States Treasury, TARP Standards for Compensation and Corporate Governance, issued June 15, 2009.

Discussion of Risk Review and Assessment

Overview

Our Chief Risk Officer (senior risk officer) has conducted four assessments of Huntington’s compensation programs since February 2009 and has reviewed and discussed the assessments and the compensation plans with the Compensation Committee. The most recent assessment with the Compensation Committee occurred on February 15, 2011 and covered all compensation plans, including the SEO compensation plans. The Compensation Committee adopted the approach recommended by the Chief Risk Officer and focused its review on incentive based compensation plans. Incentive plans were reviewed based on a “risk-adjusted approach” that took into consideration: products and services incented, average length of transactions, incentive plan operation and design, business segment financial performance results compared to business segment aggregate incentive payments paid, incentives paid as a percentage of the employee’s total compensation, commission / production plan payouts per employee, average incentives paid per employee, individual employee payouts per plan, and incentive payment totals earned by plan in 2010. Certain incentive plans received a further review based on materiality of the plans from a risk perspective — plans with the greatest perceived potential risk by their nature, plans comprised of individuals with the highest individual payouts, and plans with the highest incentive compensation expense in 2010. These plans were evaluated to understand plan operation, mitigating factors, and ensure that excessive risks were not taken to achieve a payout.

The Compensation Committee believes that Huntington’s overall compensation practices for SEOs limit the ability of executive officers to benefit from taking unnecessary or excessive risks. Executive compensation guiding principles were re-designed over 2010 to better align with shareholder interests and mitigate risk. These principles include:

•	Greater emphasis on long-term incentives to better align compensation with shareholder value.

•	Executive stock ownership requirements which have been increased significantly and holding requirements that will be added to future grants represent leading market practices.

•	Balance between fixed compensation (that is, base salary) and incentive and equity compensation opportunity.

•	Maximum payouts which limit overall payout potential.

•	Balanced approach to using stock options and full value shares.

•	Balanced portfolio of performance measures.

•	Recoupment policies in all annual and long-term incentive plans in the event of gross negligence, intentional misconduct, and/or fraud.

In addition, the Compensation Committee believes that there are sound controls around incentive plans for all employees, as described below, that effectively discourage unnecessary and excessive risk taking.

Risk Policy Framework

Our board of directors has established an overall risk tolerance of aggregate moderate to low levels of risk in the operation of the company’s business. Every business segment within Huntington aligns with the company risk policy appetite and risk management framework. Adherence to the risk tolerances is ensured by the company’s system of internal processes and validated by independent groups, including Internal Audit, Risk Management, Credit Administration, Credit Review, and to some extent, the external auditors. Segment risk officers are employed in every business segment. All material business plans must be reviewed against the risk policy framework and approved. Incentive compensation plans and performance goals are tied to the risk-assessed business plans.

In addition to the overarching risk policy framework which limits risks, there are controls around employee incentive plans (including the SEO plans) that effectively discourage and limit unnecessary and excessive risks of the plans. All employee incentive plans allow for management discretion (or Compensation Committee discretion in the case of the SEO plans) to reduce or eliminate any award. Every incentive plan is documented using a standard template and is reviewed annually by a design team which consists of representatives from the business segment, Finance, Compensation, Risk Management, and any other group deemed to be appropriate, with final approval by the appropriate executive officer. All incentive plans contain language specifically addressing management’s ability to adjust, eliminate and/or recoup incentive awards based on performance, including effective risk management.

As further described below, the Compensation Committee reviews and approves all SEO plans, award opportunities and performance goals. Further, incentive plans are audited regularly by internal auditors and periodically by our independent registered accounting firm.

SEO Compensation Plans

The Compensation Committee believes that Huntington’s standard compensation programs for executives do not encourage unnecessary and excessive risk. As discussed in further detail in the Compensation Discussion and Analysis below, the standard incentive compensation plans for SEOs, without the impact of TARP restrictions, consist of: annual cash incentives under the Management Incentive Plan, long-term incentives under the Second Amended 2007 Stock and Long-Term Incentive Plan in the form of equity awards (stock options and restricted stock units), and long-term performance awards payable in stock and cash. Annual incentive awards and long-term incentive awards are closely linked to the company’s financial performance compared with Huntington’s strategic plans for each plan year or plan cycle. The opportunity to earn annual incentive awards in cash and long-term awards in a combination of cash and stock provides a mix of variable compensation that integrates the company’s short-term and long-term goals.

Compensation decisions for the named executive officers for 2010 were made within the confines of the TARP requirements. The principal components of compensation for executive officers who were subject to the TARP restrictions in 2010 were base salary, stock salary, and long-term restricted stock units (RSUs) that qualify under TARP.

The Compensation Committee approves all incentive compensation paid to the executive officers, including the SEOs. The Compensation Committee confers with the Audit Committee as necessary when confirming achievement of performance goals.

Combined with the company’s stock ownership requirements for executives, the Compensation Committee believes that the company’s current compensation practices for SEOs do not encourage unnecessary or excessive risks that threaten the value of Huntington.

Employee Compensation Plans

In addition to the incentive plans in which the SEOs participate, Huntington has 26 business unit incentive plans which reward measurable performance across Huntington’s four major business segments: Retail and Business Banking; Commercial Banking; Auto Finance and Commercial Real Estate; and Wealth Advisors, Government Finance and Home Lending. The Compensation Committee believes that the features of these incentive compensation plans, alone and/or combined with the systems of controls in place, do not encourage unnecessary or excessive risk and do not encourage the manipulation of reported earnings to enhance the compensation of any employee. Plans include a balanced portfolio of performance measures. Pay mix is balanced between base and incentives for non-commission employees with equity opportunities at more senior levels to reward long term performance over a long term horizon. Mitigating features for commission plans include controls on the business. For example, mortgage lenders are subject to an underwriting approval process for all mortgages that independently sanctions and monitors activities and mortgage portfolios on an on-going basis. In addition, persons having compliance, risk, credit quality, quality assurance and finance roles are not compensated on the same results as the business teams they support. Instead, their incentives are tied to corporate goals under the Management Incentive Plan. All business unit incentive plans contain language specifically addressing Huntington’s ability to reduce, eliminate and / or recoup incentive awards based on the corporately established risk elements as well as any other unique business segment risks. In addition, Huntington may reduce, eliminate or recoup incentive awards if it is determined that any earnings manipulation or unnecessary or excessive risk was taken, that, had it not, would have resulted in either a smaller or no payout.

In light of the significant level of oversight and controls surrounding incentive plans, and the significant amounts that would be required to impact Huntington’s reported earnings, the Compensation Committee believes that the incentive plans for employees, including SEOs, do not contain any features that would encourage the manipulation of reported earnings to enhance the compensation of any employee.

Compensation Committee

John B. Gerlach, Jr., Chairman
Don M. Casto III
David L. Porteous
Kathleen H. Ransier
William R. Robertson

Nominating and Corporate Governance Committee  The Nominating and Corporate Governance Committee’s primary responsibilities are to annually review the composition of the board of directors to assure that the appropriate knowledge, skills, and experience are represented, in the committee’s judgment, and to assure that the composition of the board of directors complies with applicable laws and regulations; review the qualifications of persons recommended for board of directors membership, including persons recommended by shareholders; discuss with the board of directors standards to be applied in making determinations as to the independence of directors; and review annually the effectiveness of the board of directors, including but not limited to, considering the size and desired skills of the board of directors and the performance of individual directors as well as collective performance of the board of directors. The Nominating and Corporate Governance Committee reviews and approves related party transactions. Other primary responsibilities of the Nominating and Corporate Governance Committee include reviewing and making appropriate changes to the Corporate Governance Guidelines and the Code of Business Conduct and Ethics for Huntington’s directors, officers and employees.

Other Standing Committees

The Capital Planning Committee oversees our company’s capital management and planning processes, reviews strategies for achieving financial objectives, and reviews financial performance results as they relate to capital management and planning.

The Community Development Committee’s principal role is to promote our mission of local involvement and leadership in the communities where we are located and where our employees work. This committee will consider matters relating to community development and involvement, philanthropy, government affairs and diversity. This committee also has responsibility for monitoring our commitments pursuant to the Community Reinvestment Act (CRA).

The Executive Committee considers matters brought before it by the chief executive officer. This committee also considers matters and takes action that may require the attention of the board of directors or the exercise of the powers or authority of the board of directors in the intervals between meetings of the board of directors.

The Risk Oversight Committee assists the board of directors in overseeing our enterprise-wide risks, including credit, market, operational, compliance and fiduciary risks. Towards this end, the Risk Oversight Committee monitors the level and trend of key risks, management’s compliance with board-established risk tolerances and our risk policy framework. The Risk Oversight Committee also monitors whether material new initiatives have been appropriately analyzed and approved, and reviews all regulatory findings directed to the attention of the board of directors and the adequacy of management’s response.

Corporate Governance Guidelines, Policies and Procedures

Our board of directors has a corporate governance program which includes Corporate Governance Guidelines and a Code of Business Conduct and Ethics. The Corporate Governance Guidelines are attached as an exhibit to the charter for the Nominating and Corporate Governance Committee. The Code of Business Conduct and Ethics applies to all of our employees and, where applicable, to our directors, and to employees and directors of our affiliates. Our employees serving as chief executive officer, chief financial officer, corporate controller, and principal accounting officer are also bound by a Financial Code of Ethics for Chief Executive Officer and Senior Financial Officers. The Code of Business Conduct and Ethics and the Financial Code of Ethics for Chief Executive Officer and Senior Financial Officers are posted on the Investor Relations pages of Huntington’s website at www.huntington.com.

Shareholders who wish to send communications to the board of directors may do so by following the procedure set forth on the Investor Relations pages of Huntington’s website at www.huntington.com.

Director Nomination Process

Our board of directors believes that one of its most important responsibilities is identifying, evaluating and selecting candidates for the board. The Nominating and Corporate Governance Committee reviews the qualifications of potential director candidates and makes recommendation to the full board. The factors considered by the committee and the board in its review of potential candidates include whether the candidate:

•	has exhibited behavior that indicates he or she is committed to the highest ethical standards;

•	has special skills, expertise and background that would complement the attributes of the existing directors, taking into consideration the diverse communities and geographies in which the company operates;

•	has achieved prominence in his or her business, governmental or professional activities, and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the board is called upon to make;

•	possesses a willingness to challenge management while working constructively as part of a team in an environment of collegiality and trust; and

•	will be able to devote sufficient time and energy to the performance of his or her duties as a director.

The board also believes that board membership should reflect the diversity of the company’s markets. At least annually the Nominating and Corporate Governance Committee reviews the composition of the board to assure that the appropriate knowledge, skills and experience are represented, in the Committee’s judgment and in order to comply with applicable laws and regulations. From time to time the Nominating and Corporate Governance Committee will identify additional selection criteria for board membership, taking into consideration the current board composition and whether appropriate knowledge, skills, and experience are represented. There are no other specific additional criteria at this time.

Ms. Crane and Mr. Elliott have been nominated for election by the shareholders for the first time. Both were recommended by the chief executive officer and non-management directors. Shareholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by sending a written notice to the Secretary at Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The notice should indicate the name, age, and address of the person recommended, the person’s principal occupation or employment for the last five years, other public company boards on which the person serves, whether the person would qualify as independent as the term is defined under the Marketplace Rules of the Nasdaq Stock Market, and the class and number of shares of Huntington securities owned by the person. The Nominating and Corporate Governance Committee may require additional information to determine the qualifications of the person recommended. The notice should also state the name and address of, and the class and number of shares of our securities owned by, the person or persons making the recommendation. There have been no material changes to the shareholder recommendation process since we last disclosed this item.

Independence of Directors

Our board of directors and the Nominating and Corporate Governance Committee have reviewed and evaluated transactions and relationships with board members to determine the independence of each of the members. The board and the Nominating and Corporate Governance Committee have determined that a majority of the board’s members are “independent directors” as the term is defined in the Nasdaq Stock Market Marketplace Rules. The directors determined to be independent under this definition are: Don M. Casto III, Ann B. Crane, Steven G. Elliott, John B. Gerlach, Jr., D. James Hilliker, David. P. Lauer, Jonathan A. Levy, Wm. J. Lhota, Gerard P. Mastroianni, Richard W. Neu, David L. Porteous, Kathleen H. Ransier, and William R. Robertson. The board of directors has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent under such definition and that the members of the Audit Committee are independent under the additional, more stringent requirements of the Nasdaq Stock Market applicable to audit committee members. The board of directors does not believe that any of its non-employee members has relationships with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as director.

In making the independence determinations for each of the directors, the board of directors took into consideration the transactions disclosed in this proxy statement. In addition, the board of directors considered that the directors and their family members are customers of our affiliated financial and lending institutions. Many of the directors have one or more transactions, relationships or arrangements where Huntington’s affiliated financial and lending institutions, in the ordinary course of business, act as depository of funds, lender or trustee, or provide similar services. In addition, directors may also be affiliated with entities which are customers of our affiliated financial and lending institutions and which enter into transactions with such affiliates in the ordinary course of business.

The Board’s Leadership Structure

Our chief executive officer, Stephen D. Steinour, serves as chairman of the board. We also have an independent lead director, David L. Porteous, who has served as lead director since the board created the position in November 2007. The board believes that having a combined chief executive officer and chairman along with an independent lead director provides an efficient and effective leadership structure.

As set forth in our Corporate Governance Guidelines, the responsibilities of the lead director include:

•	serving as liaison between the chairman of the board and the independent directors;

•	consulting with the chairman of the board on information sent to the board;

•	reviewing and providing input to the chairman of the board on meeting agendas for the board;

•	consulting with the chairman of the board on meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	having the authority to call meetings of the independent directors; and

•	if requested by major shareholders, ensuring that he or she is available for consultation and direct communication.

The board believes that having an independent lead director performing these duties effectively complements and counterbalances the role of the combined chairman / chief executive officer. The table below shows the interaction of the roles of the chairman / chief executive officer and the lead director.

Areas of Responsibility	Chair/CEO Role	Lead Director Role

Full Board Meetings	Has the authority to call meetings of the board of directors.	Participates in board meetings like every other director.
	Chairs meetings of the board of directors and the annual meeting of shareholders.	Acts as intermediary — at times, the chair may refer to the lead director for guidance or to have something taken up in executive session.
Provides leadership to the board of directors if circumstances arise in which the role of the chair may be, or may be perceived to be, in conflict with board of directors.
Suggests calling full board meetings to the chair when appropriate.

Executive Sessions	Receives feedback from the executive sessions.	Has the authority to call meetings of the independent directors.
Sets the agenda for and leads executive sessions of the independent directors.
Briefs the CEO on issues arising out of the executive sessions.

Board Agendas and Information	Takes primary responsibility for shaping board agendas, consulting with the lead director to ensure that board agendas and information provide the board with what is needed to fulfill its primary responsibilities.	Collaborates with the chair to shape the board agenda and board information so that adequate time is provided for discussion of issues and so that appropriate information is made available to directors.
Solicits agenda items from members of the board.

Board Communications	Communicates with the all directors on key issues and concerns outside of board meetings.	Facilitates discussion among the outside directors on issues and concerns outside of board meetings.
	Takes responsibility for new director orientation and continuing education for board of directors.	Serves as a non-exclusive conduit to the chair of views, concerns, and issues of the independent directors.
Coordinates with the chair on director orientation and continuing education.

Committee Meetings	Member of Executive Committee and attends such other committee meetings (excluding executive sessions) as chair shall so choose.	Participates on such committees (including executive sessions) to which he is elected and is ex-officio member of all other committees.
Works with the Nominating and Corporate Governance Committee and the chair to recommend the membership of various board committees as well as selection of committee chairs.

External and Other Stakeholders	Represents the organization to/interacts with external stakeholders and colleagues.	Available at the request of the chair to participate in meetings with key institutional investors and other stakeholders.
Has authority to engage advisors and consultants who report directly to the board of directors on board issues.

In addition to having a strong lead director, other factors also contribute to the board’s comfort with Mr. Steinour serving in the combined roles of chairman and chief executive officer. These factors include our strong corporate governance practices, our board’s independence, and the accountability of the chief executive officer to the board. Moreover, there is regular reporting by senior management to the board of directors as further described under the Board’s Role in Risk Oversight below. The board has also considered our leadership structure in light of the company’s size, the nature of its business, the regulatory framework in which it operates, and its peers and determined that the board’s leadership structure is appropriate for our company at this time.

The Board’s Role in Risk Oversight

The board of directors has responsibility for risk oversight and has established an aggregate risk appetite of moderate to low levels of risk. The board has established the Risk Oversight Committee to assist the board in:

•	oversight of material risks and the approval and monitoring of the risk position of the organization;

•	overseeing Huntington’s risk governance structure, including policies, procedures and practices relating to Huntington’s enterprise-wide risks;

•	overseeing Huntington’s compliance with applicable laws and regulations; and

•	determining adherence to the board’s stated risk appetite.

The board has established key risk indicators (KRIs) which are the basis for our risk limit framework. The Risk Oversight Committee reviews and approves the definitions for the KRIs and the threshold limits for the KRIs. The committee also reviews the KRI positions and management’s analysis on an on-going basis.

The duties and responsibilities of the Risk Oversight Committee include biennial review and approval of:

•	our management level risk governance committee charter and structure;

•	our executive level risk management committee charter; and

•	board-level risk policies.

The Risk Oversight Committee also reviews and approves the annual budget for the risk management function, and separately reviews and approves the annual budget for the credit review function. The committee has the authority to direct management to develop and implement policies and procedures, and take any appropriate actions to manage or mitigate risk.

Members of senior management, including representatives of Credit Review, Risk Management, and Finance, report regularly to the Risk Oversight Committee on risk issues including credit metrics, compliance matters, and market, operational, strategic and reputational risk matters. In addition, the chief auditor reports directly to the Audit Committee. The Risk Oversight Committee regularly meets jointly with the Audit Committee to review the provision for loan losses and to review our periodic reports before filing with the SEC. The committee also meets periodically in separate executive sessions with our chief risk officer and our chief credit officer and may meet with any other members of executive management.

The Risk Oversight Committee has the authority to request any reports or information from management and is empowered to investigate any matter. The committee has the authority to engage independent counsel and other advisors as it deems necessary. All members of the Risk Oversight Committee must be financially literate. Two of the committee members, Steven G. Elliott and William R. Robertson, have significant financial institution expertise. The committee meets as often as necessary, but not less than quarterly. During 2010, the committee met on a monthly basis.

Review, Approval or Ratification of Transactions with Related Persons

The Nominating and Corporate Governance Committee of the board of directors oversees our Related Party Transactions Review and Approval Policy, referred to as the Policy. This written Policy covers “related party transactions”, including any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, either currently proposed or since the beginning of the last fiscal year in which we were or will be a participant, involves an amount exceeding $120,000 and in which a director, nominee for director, executive officer or his or her immediate family member has or will have a direct or indirect material interest. The Policy requires our senior management and directors to notify the general counsel of any existing or potential “related party transactions.” Our general counsel reviews each reported transaction, arrangement or relationship that constitutes a “related party transaction” with the

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee determines whether or not “related party transactions” are fair and reasonable for us. The Nominating and Corporate Governance Committee also determines whether any “related party transaction” in which a director has an interest impairs the director’s independence. Approved “related party transactions” are subject to on-going review by our management on at least an annual basis. Loans to directors and executive officers and their related interests made and approved pursuant to the terms of Federal Reserve Board Regulation O are deemed approved under this Policy. Any of these loans that become subject to specific disclosure in our annual proxy statement will be reviewed by the Nominating and Corporate Governance Committee at that time. The Nominating and Corporate Governance Committee would also consider and review any transactions with a shareholder having beneficial ownership of more than 5% of Huntington’s voting securities in accordance with the Related Party Transaction Review and Approval Policy.

Indebtedness of Management

Many of our directors and executive officers and their immediate family members are customers of our affiliated financial and lending institutions in the ordinary course of business. In addition, our directors and executive officers also may be affiliated with entities which are customers of our affiliated financial and lending institutions in the ordinary course of business. Loan transactions with directors, executive officers and their immediate family members and affiliates have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers otherwise not affiliated with us. Such loans also have not involved more than the normal risk of collectibility or presented other unfavorable features.

Certain Other Transactions

Our subsidiary, The Huntington National Bank, leases office space in Columbus, Ohio from a partnership of which the mother of director D. James Hilliker and her revocable trust are the partners. The current lease term ends on April 30, 2011, and the parties have agreed to continue the lease on a month-to-month basis on the same terms. The monthly rental is $4,500. As of January 1, 2011, the aggregate rental amount payable through April 30, 2011 is $18,000.

The Huntington National Bank also leases a banking office in Alliance, Ohio from a limited liability company owned by director Gerard P. Mastroianni, his siblings and a family trust. The current term of this lease ends September 30, 2012. The Huntington National Bank currently pays $4,650 per month for rent including parking. As of January 1, 2011, the aggregate rental amount payable through the end of the current lease term is $97,650. Huntington has options to renew this lease for three additional five-year terms through September 30, 2027. The rental amount for each renewal period will be adjusted for increases in the Consumer Price Index with a cap of 10%.

Huntington Mezzanine Opportunities Inc., one of our wholly-owned subsidies, established a private corporate mezzanine investment fund in 2002 which provides financing in transaction amounts of up to $10 million to assist middle market companies primarily in the Midwest with growth or acquisition strategies. Stonehenge Mezzanine Partners LLC, as its sole purpose, serves as the asset manager of the fund. Under the investment management agreement with Huntington Mezzanine Opportunities Inc., Stonehenge Mezzanine Partners LLC receives a quarterly management fee equal to the greater of a fixed amount or a set percentage of the mezzanine loan balances. Following the origination period under the agreement (which ended in 2008), the minimum quarterly management fee is equal to $62,500. Stonehenge Mezzanine Partners LLC is also eligible to receive a percentage of profits based on the performance of the investments. In 2008 Huntington Mezzanine Opportunities Inc. established a second private corporate mezzanine investment fund which operates substantially the same as the initial fund described above. Stonehenge Mezzanine Partners II LLC, an affiliate of Stonehenge Mezzanine Partners LLC, serves as the asset manager of the second fund and was entitled to quarterly management fees of $125,000, through 2010. During 2010, Stonehenge Mezzanine Partners LLC and Stonehenge Mezzanine Partners II LLC collectively received management fees from Huntington Mezzanine Opportunities, Inc. of $1,046,504 and collectively earned $1,047,316 as a percentage of profits. Our director Michael J. Endres has a 12.56667% equity interest in Stonehenge Mezzanine Partners LLC and a 12.5% equity interest in Stonehenge Mezzanine Partners II LLC.

The Huntington National Bank has a $10 million commitment for an equity investment in the Stonehenge Opportunity Fund II, LP, a $150 million investment fund, which was organized on September 30, 2004. This fund’s origination period ended in 2010. As of December 31, 2010, $6.06 million of the $10 million commitment has been funded. The remaining $3.94 million commitment is limited to fund follow-on investments in existing portfolio companies and fund expenses. The Huntington National Bank also has a commitment of the lesser of $10 million or 10% of the fund balance for an equity investment in the Stonehenge Opportunity Fund III, LP, a $250 million investment fund, which was organized on July 15, 2010. As of December 31, 2010, the commitment is $8.5 million, of which $0.51 million has been funded.

Each of the Stonehenge Opportunity Fund II, LP and the Stonehenge Opportunity Fund III, LP operate as a “Small Business Investment Company” licensed by the Small Business Administration. Each of these funds seeks to generate long-term capital appreciation by investing in equity and, in certain cases, mezzanine securities of a diverse portfolio of companies across a variety of industries. Our management determined that the investment would provide a cost effective means to participate in financing small businesses, provide a means of obtaining lending or investment credits under the Community Reinvestment Act and generally be favorable to us. Each of the funds is managed by Stonehenge Partners, Inc., an investment firm of which Michael J. Endres is a principal and holds a 9.8% equity interest. These funds pay to Stonehenge Partners, Inc. management fees not to exceed on an annual basis 2.00% of the aggregate of private capital commitments and Small Business Administration debentures of the respective fund. In addition, Stonehenge Partners, Inc. is the controlling entity of Stonehenge Equity Partners, LLC, which serves as managing member of each of the funds.

In connection with three putative derivative lawsuits filed between January 16, 2008, and April 17, 2008, against certain of our current or former officers and directors in connection with our acquisition of Sky Financial Group, Inc., certain transactions between us and Franklin Credit Management Corporation, and the financial disclosures relating to such transactions, we paid $250,228 in legal fees during 2010 for indemnification or advance of expenses of our directors pursuant to our charter and the laws of the State of Maryland. One action was dismissed on September 23, 2009, and the plaintiff’s appeal was dismissed on January 12, 2010. Another action was dismissed on April 29, 2010, and an agreed order to dismiss the third action was entered on October 8, 2010.

Ownership of Voting Stock

The table below sets forth the beneficial ownership of Huntington common stock by each of our directors, nominees for director, executive officers named in the Summary Compensation Table, and the directors and all executive officers as a group, as of January 31, 2011.

	Shares of		Percent
Name	Common Stock		of
of Beneficial Owner	Beneficially Owned(1)		Class

Daniel B. Benhase	500,744	(3)	*
Don M. Casto III	543,722	(2)(4)	*
Ann B. Crane	4,200		*
James S. Dunlap	364,589	(3)	*
Steven G. Elliott	0		*
Michael J. Endres	273,831	(4)	*
John B. Gerlach, Jr.	1,707,173	(2)(4)	*
D. James Hilliker	262,131	(2)(4)	*
Donald R. Kimble	270,388	(3)	*
David P. Lauer	113,300	(2)	*
Jonathan A. Levy	213,881	(2)	*
Wm. J. Lhota	195,770	(2)(4)	*
Gerard P. Mastroianni	183,582	(2)	*
Mary W. Navarro	294,272	(3)	*
Richard W. Neu	20,000		*
David L. Porteous	611,795	(2)(4)	*
Kathleen H. Ransier	53,097	(2)	*
William R. Robertson	50,713		*
Stephen D. Steinour	1,734,014	(2)	*
Directors and Executive Officers as a group (27 in group)	8,385,384	(2)(3)(4)	*

*	Indicates less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Generally, the rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. None of the shares reported are pledged as security. Figures include the number of shares of common stock which could have been acquired within 60 days of January 31, 2011, under stock options as set forth below. The stock option shares reported for Messrs. Hilliker, Levy and Mastroianni were awarded under stock option plans of Sky Financial (or its predecessors) and converted to Huntington options. The rest of the reported stock options were awarded under our employee and director stock option plans.

Mr. Benhase	390,734	Mr. Levy	100,781
Mr. Casto	42,500	Mr. Lhota	42,500
Ms. Crane	0	Mr. Mastroianni	66,776
Mr. Dunlap	273,667	Ms. Navarro	230,667
Mr. Elliott	0	Mr. Neu	0
Mr. Endres	25,000	Mr. Porteous	17,500
Mr. Gerlach	42,500	Ms. Ransier	25,000
Mr. Hilliker	63,172	Mr. Robertson	0
Mr. Kimble	194,834	Mr. Steinour	400,000
Mr. Lauer	25,000	Current Directors and Executive Officers as a Group (27 in the group)	2,500,200

Figures also include shares of common stock that could be acquired upon conversion at any time at the option of the holder of our 8.50% Series A non-voting perpetual convertible preferred stock (“Series A Preferred Stock”) as follows: 25,100 shares for Mr. Casto, 41,834 shares for Mr. Endres, and 14,223 shares for Mr. Lauer. Each share of Series A Preferred Stock is convertible into 83.668 shares of common stock. Collectively, Mr. Casto, Mr. Endres and Mr. Lauer own 970 shares of Series A Preferred Stock, which is less than 1% of the Series A Preferred Stock outstanding.

(2)	Figures include 11,779 shares, 1,086,868 shares, 8,953 shares, 5,916 shares, 16,143 shares, 200 shares, 108,810 shares, 1,772 shares and 200,000 shares of common stock owned by members of the immediate families or family trusts of Messrs. Casto, Gerlach, Hilliker, Lauer, Levy, Mastroianni and Porteous, Ms. Ransier and Mr. Steinour, respectively; 422,664 shares, 1,762 shares, 2,766 shares owned by various corporations and partnerships attributable to Messrs. Gerlach, Levy, and Mastroianni, respectively; 16,777 shares owned jointly by Mr. Lhota and his spouse; and 313,345 shares owned jointly by Mr. Porteous and his spouse; and 1,500 shares owned jointly by Ms. Ransier and her spouse.

(3)	Figures include the following shares of common stock held as of December 31, 2010 in Huntington’s Supplemental Stock Purchase and Tax Savings Plan and Trust: 6,520 for Mr. Benhase, 18,968 for Mr. Dunlap, 5,912 for Mr. Kimble, 11,349 for Ms. Navarro and 73,535 shares for all executive officers as a group. Prior to the distribution from this plan to the participants, voting and dispositive power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plan. Figures also include the following shares of common stock held as of December 31, 2010 in Huntington’s Executive Deferred Compensation Plan: 13,981 for Mr. Kimble and 27,354 for all executive officers as a group. Prior to the distribution from this plan to the participants, voting power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plan.

(4)	Figures include the following shares of common stock held as of December 31, 2010, in Huntington’s deferred compensation plans for directors: 17,589 for Mr. Casto, 60,997 for Mr. Endres, 80,083 for Mr. Gerlach, 40,209 for Mr. Hilliker, 10,719 for Mr. Lauer, 20,415 for Mr. Lhota, and 79,647 for Mr. Porteous. Prior to the distribution from the deferred compensation plans to the participants, voting and dispositive power for the shares allocated to the accounts of participants is held by The Huntington National Bank, as trustee of the plans. Mr. Hilliker’s total includes 10,066 shares held in the Sky Financial Group, Inc. Non-Qualified Retirement Plans I and II.

As of December 31, 2010, we knew of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock, except as follows:

Name and Address	Shares of Common Stock
of Beneficial Owner	Beneficially Owned	Percent of Class

BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10022	55,300,549	6.41%
FMR LLC(2) 82 Devonshire Street Boston, MA 02109	120,474,638	13.998%

(1)	This information is based on a Schedule 13-G filed by BlackRock, Inc. on February 4, 2011. BlackRock, Inc. has sole voting power and sole dispositive power of all the shares. BlackRock, Inc. holds the shares in the ordinary course of business.

(2)	This information is based on a Schedule 13-G filed by FMR LLC on February 14, 2011. The shares are beneficially owned by several entities and were acquired in the ordinary course of business. Fidelity Management & Research Company (Fidelity), a wholly-owned subsidiary of FMR LLC, is deemed to beneficially own 101,637,892 shares in its capacity as investment advisor to various investment companies (Funds). The number of shares owned by the Funds includes 7,986,781 shares resulting from the assumed conversion of 95,458 shares of Huntington’s Series A Preferred Stock. Edward C. Johnson III and FMR LLC, through its control of Fidelity and the Funds, each has the sole power to dispose of the 101,637,892 shares owned by the Funds. Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 2,374,769 shares in its capacity as investment advisor to various institutional accounts or funds. The number of shares owned by these institutional accounts or funds includes 730,589 shares resulting from the assumed conversion of 8,732 shares of Series A Preferred Stock. Edward C. Johnson III and FMR LLC, through its control of Pyramis, each has sole dispositive power and sole power to vote or direct the voting of 2,374,769 shares owned by the institutional accounts or funds advised by Pyramis. Pyramis Global Advisors Trust Company (PGATC), an indirect wholly-owned subsidiary of FMR LLC, is deemed to beneficially own 5,584,284 shares in its capacity as investment manager of institutional accounts. The number of shares owned by these institutional accounts includes 286,061 shares resulting from the assumed conversion of 3,419 shares of Series A Preferred Stock. Edward C. Johnson III and FMR LLC, through its control of PGATC, each has sole dispositive power over the 5,584,284 shares and sole power to vote or direct the voting of 5,196,359 shares owned by institutional accounts. FIL Limited is a qualified institution that is separate from FMR LLC but predominantly controlled by Edward C. Johnson III and his family. FIL Limited is the beneficial owner of 10,877,693 shares in its capacity as investment advisor and manager to certain international funds. FIL Limited has sole dispositive power over the 10,877,693 shares and sole power to vote or direct the voting of 10,441,793 shares held by the international funds.

In addition, as of December 31, 2010, Mr. Benhase owned 800 shares, and our executive officers as a group owned 900 shares, of Class C Preferred Stock, $25.00 par value, issued by Huntington Preferred Capital, Inc., one of our subsidiaries, which collectively was less than 1% of the Class C Preferred Stock outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who are beneficial owners of more than ten percent of Huntington common stock to file reports of ownership and changes in ownership with the SEC. Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them. To the best of our knowledge, and following a review of the copies of Section 16(a) forms received, we believe that during 2010 all filing requirements applicable for reporting persons were met.

Compensation of Executive Officers

Compensation Discussion and Analysis

This Compensation Discussion and Analysis focuses on the compensation for 2010 for the named executive officers whose compensation is detailed in the Summary Compensation 2010 Table below. The named executive officers are the chief executive officer, the chief financial officer and the three most highly compensated other executive officers serving as of December 31, 2010.

Executive Summary

Our Key Business Accomplishments

After embarking on a significant effort in the prior year to reposition the company for growth and improved financial performance, Huntington’s senior leadership team delivered on its promises to shareholders and reported impressive results in 2010. Stephen Steinour, hired as our new Chairman, Chief Executive Officer and President in January 2009 worked quickly to expand and strengthen the executive leadership team. With several new experienced hires, and the development and implementation of a series of strategic initiatives, as well as a focus to aggressively address our credit issues, we entered 2010 positioned well to begin delivering on those promises. Key accomplishments in 2010 included:

•	Continued revenue growth since first quarter of 2009, with 2010 full-year fully-taxable revenue up 9% from the prior year.

•	A return to sustained profitability beginning in the 2010 first quarter.

•	Significantly improved credit quality including a 41% reduction in net charge-offs and a 59% reduction in nonperforming assets.

•	Raised $920 million in common equity and $300 million in subordinated debt, the net proceeds of which, along with cash on hand, resulted in the full repurchase of our TARP capital.

•	Provided significant 88% increase in our common stock price.

•	Ended the year with a stronger balance sheet, with ample liquidity, strong credit loss reserves, and solid capital.

•	Continued execution of our strategic initiatives to position the company for long-term success.

While 2011 will continue to present economic and industry challenges, we are pleased with our progress during 2010 and believe we are well-positioned to continue growth in the upcoming years.

2010 Compensation

The principal components of compensation for the named executive officers in 2010 were base salary, stock salary and restricted stock units. TARP restrictions in 2010 limited our alternatives for providing performance-based and competitive compensation opportunities to our named executive officers and other key employees. Although the named executive officers were not eligible to earn cash or other performance based incentives, the stock based compensation was consistent with our philosophy to provide compensation that reflects our commitment to creating long-term value for shareholders.

Aligning Our Compensation Program

Despite TARP restrictions for 2010, our Compensation Committee, with strong support from our CEO, undertook a significant initiative to redesign our executive compensation philosophy, program, and policies to better align with our pay-for-performance culture. Our goal was to roll out a new program in 2011 (following our TARP repurchase) reflecting “best practices” that reinforced our objectives to:

•	Ensure strong alignment between pay and performance.

•	Measure performance holistically and with a focus on long-term.

•	Support our goal to achieve and sustain top quartile performance.

•	Ensure sound risk management practices and manage our performance expectations within our own tolerance for aggregate moderate-to-low risk.

•	Require all executives to hold significant ownership in our stock to ensure interests are aligned with shareholders.

This new philosophy and set of objectives resulted in the following program changes for 2011:

•	Redefined our pay mix to ensure a majority of our pay is performance oriented and emphasizes our long-term performance.

Below we show our 2011 target direct pay mix for the chairman, president and CEO and other named executive officers. Over 70% of our pay is based on short and long-term incentive pay:

2011 Target Direct Compensation Pay Mix

•	Re-introduced an annual cash incentive plan for named executives to further enhance our pay-for-performance focus and ensure a balanced, risk-appropriate approach to rewards. We are also proposing our new plan for shareholder approval for performance-based tax deductibility under IRS 162(m).

•	Restructured our long-term incentive approach to 70% in stock options and 30% in restricted stock units for senior executives. This reinforces our objective to focus on our long-term success and to promote meaningful stock ownership.

•	Increased the stock ownership guidelines to require executives to own more stock.

•	Implemented new holding requirements whereby executives must retain a significant portion of their shares until retirement.

We believe these policies and requirements are leading industry procedures, and significantly align management with shareholder long-term interests. Going forward, the Compensation Committee will continue to monitor our compensation programs and practice to ensure we maintain the alignment.

CEO Compensation and Performance

Mr. Steinour has led our turnaround and success since his hire in 2009. While it is challenging to show a multi-year perspective of pay-and-performance alignment due to his short tenure and compliance with TARP-related limitations, the Committee is confident in the current pay-and-performance alignment for the CEO, based on the following:

•	Our stock price increased approximately 40% over Mr. Steinour’s tenure.

•	Mr. Steinour’s compensation has, and continues to be, heavily stock based since his hire. The value of his compensation varies significantly based on the returns we provide to our shareholders.

•	Mr. Steinour personally purchased over 1 million shares of Huntington stock, thus committing a significant amount of his personal wealth in Huntington.

•	The Compensation Committee’s independent compensation consultant reviewed Mr. Steinour’s 2010 compensation and determined it to be fair, reasonable, and reflective of the competitive market.

Below is a more detailed summary of our new philosophy and compensation programs and decisions in 2010.

Philosophy and Objectives of Our Compensation Program

The Compensation Committee developed and approved the new executive compensation philosophy during 2010 to be implemented following repurchase of TARP capital, which occurred in December 2010. Below is a summary of our new program effective 2011:

Overall, our new philosophy is built around two primary guiding principles:

•	Pay-for-Performance: Our primary goal is to pay-for-performance. We achieve this by providing competitive compensation opportunities to our executives, where earned compensation is ultimately dependent upon company, unit, and individual performance over the long term. We strive for top quartile performance compared to our peer group, and believe superior performance should be rewarded with commensurate compensation. We also believe in providing meaningful differentiation in our rewards for individuals so we can attract and retain top talent.

•	Performance Should be Measured in a Balanced and Risk Appropriate Manner: We define performance in a holistic manner by assessing our success against multiple measures that ensures sound risk management. While we annually measure and reward based on our accomplishments, our focus is on delivering superior performance over the long term. Our success will not be achieved by extending ourselves beyond our desired aggregate moderate-to-low risk appetite. Our objective is to consistently exceed our goals and peer performance over the long term, while providing sustained, long-term value for our shareholders.

Total Compensation Philosophy — Key Design Elements

Our total compensation program is designed to achieve multiple objectives:

Balance — Our program is designed to provide a total compensation package that considers multiple perspectives. Below is how we manage balance in our total compensation program:

Attribute	Approach to Balance

Short-term versus long-term performance	Offer both short- and long-term incentives, where long-term incentives are emphasized to reflect risk horizon and where short-term incentives are based on multiple performance perspectives.
Fixed versus variable pay	Salary and benefits provide fixed compensation, while short-term and long-term incentives provide performance-based compensation; the majority of our compensation will be variable / performance-based.
Company versus individual performance	We consider both perspectives when making decisions regarding all aspects of pay.
Absolute versus relative performance	We set our own standards for performance but also consider how we are performing compared to industry peers when assessing our results.
Shareholder, financial, operational, and strategic measures	Our incentive plans include multiple measures to align with these attributes; significant portion of total compensation in equity/stock based compensation.

Risk-Appropriate — While our approach is performance-based, we appreciate the need to measure and reward our success without extending beyond our aggregate moderate-to-low risk appetite. Our programs, policies and practices are all designed to reflect sound risk management practices.

Market Positioning — We set individual compensation elements to be competitive in the market-place as well as to reflect our own performance against objectives. Market data provided by the Committee’s independent consultant is provided as reference for determining our salaries and incentive opportunities and assessing our pay-performance relationships.

Performance Variability — Total compensation is expected to vary each year and evolve over the long-term to reflect our performance relative to our peers and industry with corresponding return to our shareholders. We also aim to provide meaningful differentiation in our rewards for high performers. We target top quartile performance relative to our industry peers over the long term.

Internal Equity — While overall compensation policies generally apply to all executives, we recognize the need to differentiate compensation opportunities by role to reflect internal equity. Base salaries and incentive targets are the primary means for differentiating compensation to reflect each executive’s role and scope of responsibility. For example, Mr. Steinour has a higher base salary and higher potential award opportunities due to his responsibilities as chief executive officer. As chief executive officer, he is also held to a higher stock ownership guideline, reflecting his increased stake in our performance. Differences in compensation can also reflect different levels of performance.

Shareholder Alignment — A significant portion of our total compensation is stock-based and long-term in focus. We also require our executives to own and hold significant stock to ensure alignment with our shareholders.

The Compensation Committee will regularly monitor our success relative to our continued ability to meet these objectives.

Factors Used in Determining Executive Compensation

A key outcome of the compensation philosophy initiative was the development of a rigorous and systematic evaluation process that the Committee will use in the determination of executive compensation programs and actions. The following provides a summary of the factors that the Committee might consider in the decision making process. No one factor plays a primary role; rather the Compensation Committee and management will consider all these points of reference when making decisions. It is important to note that while these factors had less influence on 2010 decisions given the TARP compensation limitations, the Committee developed a framework that will be used for assessing ongoing compensation decisions.

•	Strategic objectives and business plans.

•	Company performance.

•	Individual performance and contribution.

•	External market practice.

•	Industry/economic factors.

•	Regulatory requirements.

•	Executives’ stock ownership level.

•	Retention “hooks” for top performing executives.

•	Pay and performance alignment (company and individual).

•	Tax and accounting considerations.

•	Other special factors that may arise.

Market Referencing

The Compensation Committee regularly reviews peer/industry information in regard to levels of compensation, performance, and other key data that might provide reference for decision making. In the spring of 2010, the Committee engaged Pearl Meyers & Partners, LLC to conduct a comprehensive assessment of market compensation and compare Huntington’s pay and performance relative to peers. The information and analysis provided to the Committee served as a reference for making pay decisions such as base salary and defining pay opportunities for 2011, such as short-term incentive targets and pay mix.

The compensation consultant used multiple data sources in conducting the review. A key source of information was a peer group of comparative organizations similar in asset size. The peer banks for 2010 were recommended by the independent compensation consultant and approved by the Compensation Committee in July 2010.

The process for determining the 2010 peers began with the selection of U.S. based publicly traded banks with assets as of December 31, 2009, ranging from approximately one-half to approximately three times ours. Banks with a significantly different business mix and those under foreign or private ownership were eliminated from the group. The resulting group consisted of 11 reasonably-comparable banks with assets ranging from $23 billion to $142 billion. These “Primary Peers” represent the most appropriate market comparators for Huntington in terms of size and mix of businesses. Three larger banks were selected as “Reference Peers” to provide a frame of reference only; they were not used in setting pay levels or program targets. The “Reference Peers” ranged in assets from $166 billion to $270 billion.

The chart below ranks the peer banks in order of descending asset size as of December 31, 2009.

Peer Banks Utilized During 2010

Primary Peers	Reference Peers

Regions Financial Corporation	PNC Financial Services Group, Inc.
Fifth Third Bancorp.	SunTrust Banks, Inc.
KeyCorp.	BB&T Corporation
M&T Bank Corporation
Comerica Incorporated
Marshall & Ilsley Corporation
Zions Bancorporation
Synovus Financial Corp.
First Horizon National Corporation
BOK Financial Corporation
Associated Banc-Corp.

The compensation consultant included other industry databases and surveys as appropriate to supplement the peer group. When using survey data, data for groups of participants that fell closest to our asset size was used when available. If data was not available for comparable asset size, data representing the average of all participating companies was used.

Compensation Components

Our compensation programs for executives consist of four primary components: base salary, annual incentive awards, long-term incentive awards, and benefits.

As noted, all our named executive officers were TARP Covered Employees (defined below) for 2010. As a result, the principal components of compensation for Named Executive Officers were base salary, stock salary, and restricted stock units (RSUs) that qualify under TARP.

As part of the executive compensation philosophy review, we articulated the stated purpose, performance orientation (where applicable), and focus of each element. Below is a summary of the key items of our compensation program.

Base Salary

We provide fixed compensation in the form of base salaries that reflects the value / contribution for performing the associated job responsibilities. In support of our focus to attract and retain top talent, our philosophy is to pay base salaries that are within a competitive range of market practice. Individual pay will vary within the range depending on each executive’s role, performance, experience, and contribution. Salaries provide the foundation off which incentives and other select benefits are paid.

Salaries are intended to represent a reasonable amount of “fixed” compensation compared to performance-based compensation. Experienced, high performing executives should be paid at or above the peer median while executives developing in their role (for example, recently promoted) will be paid at- or below-market median.

Stock Salary

“Stock salary” was a critical element of compensation permitted under TARP that allowed us to accomplish the following:

•	Provide total compensation that was more in line with market practice.

•	Maintain internal equity between colleagues who were subject to TARP restrictions and those who were not.

•	Provide compensation to executives that is aligned with shareholder interests.

This component was not intended to become a permanent element of compensation. The Compensation Committee retained the discretion, without the executive’s consent, to terminate, modify, or suspend this compensation structure at anytime.

Under this program, increased base salary amounts were paid in shares of common stock each semi-monthly pay period. The shares were immediately vested as of the pay date and are not subject to any requirement of future service. The shares were, however, awarded subject to restrictions on transfer, sale, and disposition. Shares of stock salary will become transferable on June 30, 2011, since we repurchased all of our TARP funds on December 22, 2010.

Annual Cash Incentive Award (Management Incentive Plan)

Due to the TARP restrictions, the named executive officers were not eligible to receive annual cash incentive awards and thus did not participate in the 2010 Management Incentive Plan (MIP). That said, the Plan was in effect for our officers who were not subject to the TARP restrictions and is described below.

The objective of our Management Incentive Plan is to motivate and reward executives for achieving (or exceeding) annual financial, strategic, and operational goals that ultimately support sustained long-term profitable growth of the company and value creation for shareholders. Annual incentives reflect a balanced approach to rewarding performance that ensures sound risk management. Incentives paid reflect company, unit, and / or individual performance on key short-term strategic, financial, and operational measures.

Each participant has an annual target incentive opportunity, expressed as a percent of base salary reflective of the role and competitive market practice. Actual awards are determined based on performance at the end of the year relative to threshold, target, and maximum performance levels. The level of achievement determines the ultimate award earned. Threshold performance results in one half the targeted award while superior performance can receive up to two times the target award. We interpolate between the threshold, target, and maximum goals to ensure sound incentive compensation arrangements and appropriate pay for performance alignment. It is the intent of the Compensation Committee that maximum awards are only paid for truly exceptional performance and goals are set accordingly. The Management Incentive Plan allows for awards to be earned under each plan criterion, independent of the other criteria.

It is expected that all executive officers will be eligible to participate in the Management Incentive Plan again beginning in 2011. In order to maintain the deductibility of awards under the Management Incentive Plan, we are asking shareholders to approve an updated plan at this meeting. See Proposal to Approve the Management Incentive Plan for Covered Officers below.

Long-Term Incentive Compensation

The primary objective of the long-term incentive component is to reward executives for long-term, sustained performance that is aligned with shareholder interests. Another purpose of our long-term incentive is to support ownership and retention goals, as well as to hold colleagues accountable for enhancing stockholder value. The ultimate award is based on a combination of company and individual performance, and grants under this program are not a guarantee or entitlement. Once granted, the awards vest with the awards’ ultimate value contingent on our future stock price performance.

Our equity awards program for senior management typically consists of a combination of restricted stock units, referred to as RSUs, and stock options. In addition, we have historically had a long-term incentive plan payable in combination of cash and stock, which rewards performance over periods longer than one year for certain key executives. We suspended this plan in 2009 due to TARP, although there remained one outstanding award cycle in 2010.

For 2010, executive officers who were not subject to the TARP restrictions were eligible to earn equity awards in the form of restricted stock units and stock options. We were prohibited from awarding stock options to the TARP Covered Employees, including all of our named executives, during 2010. TARP Covered Employees were eligible to receive restricted stock units as permitted by TARP (see below).

Below is a summary of the various long-term incentive components:

•	Stock Options: Stock options remain an important part of the long-term incentive compensation strategy for our senior executives. Although the TARP rules prohibited the use of stock options during 2009 and 2010, we will return to utilizing them in 2011 following our TARP repurchase. Stock options align our executives with shareholder interests since value is only provided when the stock price increases above the option price set at the fair market value on the date of grant. Stock options have traditionally had a 7-year expiration date and vest equally over three years on each anniversary of grant. Our vesting schedule is designed to promote retention, as well as mitigate short-term, inappropriate risk taking by executives. Our program permits grants of both Incentive Stock Options (ISOs) and Non-statutory Stock Options (NSOs) to executive officers as approved by the Compensation Committee.

•	Restricted Stock Units (RSUs): We believe that RSUs provide strong retention value and ownership alignment. In addition, RSUs provide the opportunity to deliver value with fewer shares and thus have the advantage of reducing share dilution to shareholders. Generally, RSUs vest on the third anniversary of the grant provided the executive has been continuously employed through the date of vesting. As with stock options, the vesting period for restricted stock units allows us to promote appropriate, long-term risks that are aligned with our shareholder expectations.

•	TARP Restricted Stock Units (TARP RSUs): During 2010, the named executive officers, all of whom were TARP Covered Employees, were eligible to earn compensation in the form of “long-term restricted stock” in accordance with the TARP Rules. These grants were limited to 50% of the executive’s salary (base cash salary and stock salary). They vest on the second anniversary of the date of grant (the later of the second anniversary of the date of grant or the date we repaid the financial assistance received under TARP).

•	Long-Term Incentive Awards: The Compensation Committee had historically granted long-term performance awards payable in a combination of cash and shares, in recognition of achievement of our goals over a period of multiple years. Grants were made annually with each cycle reflecting a three-year performance period. We believed this time frame helped balance the desire to provide meaningful longer-term focus with the ability to reasonably set goals. The latest cycle commenced in 2008 and ended on December 31, 2010 (the 2008 — 2010 cycle). Awards under this program are payable in the form of stock, although up to 50% of an award may be paid in cash at the election of the participant. The number of shares that can be awarded to a participant is determined by dividing the dollar value of the award by the fair market value of a share of our common stock on the award date as determined by the Compensation Committee.

The performance criteria approved by the Compensation Committee for the 2008 — 2010 cycle were tied to specific / absolute goals for the performance cycle. Measures were defined as: average annual growth in EPS, average annual efficiency ratio, and revenue growth. The former chief executive officer and the chief financial officer proposed that these criteria were the best objective measures of our performance for the three-year period, taking into consideration the economic outlook for our markets and the expected relative performance of peers over the same cycle.

Awards under this program can only be paid if performance is at or above threshold levels for the performance measures. This did not occur so no awards were paid for the 2008 — 2010 cycle.

For our post TARP program, we will have a significant portion of executive total compensation weighted on long-term/equity compensation.

Executive Benefits

Executive officers participate in the same broad-based benefit programs generally available to all colleagues. These benefits consist of two qualified retirement plans (a defined contribution plan and a defined benefit plan) and a variety of health and welfare benefits plans.

Certain other benefits are offered to executive officers. We target these benefits to be within typical market practice and as needed to help us attract and retain talent. Executive benefits and other compensation are designed to represent a modest portion of total compensation. Following is a list of the other benefits and compensation elements offered to our executives during 2010.

•	Supplemental Retirement: Executives nominated by senior management and approved by the Committee are eligible to participate in a supplemental defined contribution plan and a supplemental defined benefit pension plan. These plans are discussed under Nonqualified Deferred Compensation 2010 table and the Pension Benefits 2010 table below.

•	Deferred Compensation: Our Executive Deferred Compensation Plan, a non-qualified plan, provides a vehicle for participants to defer receipt of cash or stock to a time when taxes may be at a more personally beneficial rate and/or to save for long-term financial needs. This plan permits executives to defer receipt of base salary, annual cash awards, RSUs and associated dividends, and long-term performance awards. Amounts deferred accrue interest, earnings and losses based on the performance of the investment options selected by the participant. The Executive Deferred Compensation Plan is discussed in more detail following the table on Non-Qualified Deferred Compensation 2010 below.

•	Perquisites: Perquisites are a small component of compensation and are not intended to be performance-oriented. They allow executives to focus on day-to-day business matters, and help to attract and retain colleagues. We provide the following perquisites:

–	All of the named executive officers are eligible for paid parking.

–	We offer a monthly allowance for tax and financial planning to our named executive officers, equal to 2% of base salary.

For the chief executive officer, we provide security monitoring of his personal residence.

•	Employment Agreement: Only Mr. Steinour has an employment agreement, which was negotiated upon his hire in January 2009 to serve as Chairman, President and Chief Executive Officer. Under this agreement, Mr. Steinour has a minimum annual base salary of $1,000,000, is eligible for an annual target incentive award opportunity equal to 110% of annual base salary, is eligible for long-term incentive awards with a target award opportunity of 31.25% of annual base salary for each performance cycle, and is generally entitled to employee benefits, fringe benefits, perquisites, and annual equity awards on terms and conditions no less favorable than those provided to other senior executives of the company. The employment agreement has an initial term ending on December 31, 2013, and is subject to three-year renewal periods upon expiration of the initial term and each renewal term.

•	Severance Arrangements: Change-in-control agreements, referred to as Executive Agreements, are in place with our named executive officers which provide certain protections, and thus encourage their continued employment, in the event of a change in control of our organization. We believe that the definition of change in control used in our Executive Agreements is standard within the financial services industry. The protections provided by the Executive Agreements include lump-sum severance payments and other benefits, as further described under “Potential Payments Upon Termination or Change in Control” below. Mr. Setinour’s employment agreement provides that he will have an Executive Agreement similar to the agreement we had with the former chief executive officer.

Other Compensation Philosophies

Strengthened Stock Ownership Guidelines

The requirement to own Huntington stock is a critical foundation of our philosophy and is intended to align senior management’s goals with those of the shareholders. Increased stock ownership also reinforces senior management’s commitment to the company, in the eyes of the investing public, and colleagues. The Compensation Committee first established stock ownership guidelines for key executives in 2006 and for directors in 2009.

Effective in 2011, the Compensation Committee strengthened the guidelines for executives by increasing the levels of stock ownership and adding holding requirements for equity awards. Under the enhanced guidelines, the multiple for the chief executive officer was increased from 5 to 6 times base salary and the multiple for the other named executive officers was increased from 2 to 3 times base salary. To calculate the number of shares required, the multiple is divided by the prior 52 week average stock price. The requirements for the Named Executive Officers under the new guidelines are set forth below.

	Multiple		Number of Shares

Stephen D. Steinour	6	X	1,052,913
Donald R. Kimble	3	X	284,286
Mary W. Navarro	3	X	263,228
James S. Dunlap	3	X	250,067
Daniel B. Benhase	3	X	242,170

Executive officers have 5 years to meet the guidelines. If guidelines are not met by the applicable date, the affected officer will be required to defer at least 50% of any annual bonus earned and invest the deferral in stock.

Shares held in our benefits programs, including deferred compensation, and shares owned outside these plans will be counted for purposes of meeting ownership guidelines.

The Compensation Committee may modify or adjust the ownership targets and time frames established for compliance under the stock ownership guidelines, on an individual or aggregate basis, as may be necessary or desirable in the Compensation Committee’s discretion based on events or circumstances.

Retention of Stock

Based on the recommendation of the Chief Executive Officer, the Compensation Committee has implemented a new holding period requirement. Executive officers will be required to hold a portion of the net shares received upon the exercise of a stock option or the release of an RSU or RSA award. This new policy applies to exercises and releases of awards granted beginning in 2011. The named executive officers must hold 50% of the net shares received until retirement. There are certain exceptions that include estate planning, economic hardship situations, and involuntary termination not for cause.

Recoupment/Clawback Policies

We support the concept of clawbacks and have included such provisions in all incentive plans. For senior executive officers our recoupment and clawback policies include the following:

•	Recoupment Policy. Our board of directors has had a formal recoupment policy in place since 2007. The policy applies if the board determines that gross negligence, intentional misconduct, or fraud by a current or former executive officer caused or partially caused a restatement of our financial statements. Under the policy, the board may require repayment of a portion or all of any incentive-based compensation paid and / or cancellation of any unvested restricted stock if the amount or vesting of the incentive compensation was calculated or contingent upon the achievement of financial or operating results that were affected by the restatement and the amount or vesting of the incentive-based compensation would have been less had the financial statements been correct. Any recoupment would be at the board’s discretion and would be to the extent permitted by law and our benefit plans, policies, and agreements.

•	Stock Plans. There are also forfeiture and recoupment provisions contained in the Second Amended 2007 Stock and Long-Term Incentive Plan (the Amended 2007 Plan) specific to awards under that plan. Except following a change in control, in the event the Compensation Committee determines that a participant has committed a serious breach of conduct or has solicited or taken away customers or potential customers with whom the participant had contact during the participant’s employment with us, the Compensation Committee may terminate any outstanding award, in whole or in part, whether or not yet vested. If such conduct or activity occurs within three years following the exercise or payment of an award, the Compensation Committee may require the participant or former participant to repay to us any gain realized or payment received upon exercise or payment of such award. A serious breach of conduct includes, without limitation, any conduct prejudicial to or in conflict with Huntington or any securities law violations including any violations under the Sarbanes-Oxley Act of 2002. In addition, awards may be forfeited upon termination of employment for cause.

•	TARP-Related. In addition to our own policies, any bonuses that were paid during the TARP period to TARP Covered Employees were required to be made subject to a clawback in the event the bonus payment was based on materially inaccurate financial statements (including statements of earnings, revenues, or gains) or any other materially inaccurate performance metric criteria.

In addition, section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act now requires new listing standards related to recovery of executive compensation. The board of directors will review its recoupment policies in light of these new standards when they are adopted by NASDAQ, and as other rules and best practices develop.

Tax and Accounting Considerations

We have worked to balance our compensation philosophy with the goal of achieving maximum deductibility under Internal Revenue Code Section 162(m) for performance-based compensation. Our Management Incentive Plan and our Amended 2007 Plan have been structured so that awards under these plans may qualify as performance-based compensation deductible for federal income tax purposes under Internal Revenue Code Section 162(m). Our ability, however, to take a deduction for executive compensation under the Internal Revenue Code has been limited due to our participation in TARP. As a condition to participate in TARP we agreed to be subject to a $500,000 annual deduction limit under IRC Section 162(m). Since we have repurchased TARP, we are asking the shareholders to approve an updated and revised Management Incentive Plan for Covered Officers at this annual meeting applicable for 2011.

Huntington also takes into consideration Internal Revenue Code Section 409A with respect to non-qualified deferred compensation programs. In addition, Huntington considers ASC 718, “Compensation — Stock Compensation” in administering its equity compensation program.

How Compensation for 2010 was Determined

All compensation decisions for 2010 were made within the confines of TARP compensation requirements.

Clarifying the 2010 TARP Restrictions

Because we were subject to TARP restrictions through December 22, 2010, our alternatives for providing market performance-based and competitive compensation opportunities to key colleagues was limited. The TARP Rules restricted compensation for our senior executive officers (“SEOs”, generally the five “named executive officers” identified in the proxy statement, and our 20 next most highly compensated colleagues). We refer to these colleagues as the “TARP Covered Employees”. All of the named executive officers in this proxy statement were TARP Covered Employees in 2010.

Although our executive compensation program historically included a mix of base salary, annual incentives, long-term incentives, and benefits, the TARP rules prohibited incentive / bonus payments. As such, we were unable to pay annual cash incentive awards or grant stock options to many of our executive officers. And, due to complexities of compliance under TARP, we also suspended the multi-year performance award component of our long-term incentive program beginning in 2009. In short, the TARP rules made it necessary for us to modify the compensation components for certain executive officers using TARP appropriate components such as salary and stock during our participation (through December 2010). The principal components of compensation for executive officers who were TARP Covered Employees in 2010 were:

•	base salary;

•	stock salary; and

•	restricted stock units (RSUs) that qualify under TARP.

Although our tools were limited and our compensation was generally held below market levels for the TARP period ending in December 2010, our philosophy remained essentially the same. For 2011, we will continue to focus on rewarding our executives in line with company and individual performance in alignment with shareholder results.

Base Salary:

Due to the number of new hires in 2009 and the impact of the TARP restrictions, 2010 total compensation for members of the executive team varied widely. Recent new hires were positioned more competitively than those executives hired before 2009. In order to recognize individual performance, align with the market, and address internal equity resulting from a gap between newly hired executives and legacy executives, the Compensation Committee approved salary increases for some of the longer-term executives. The salary increases were approved in July for Mr. Kimble, Ms. Navarro, Mr. Dunlap and Mr. Benhase, as detailed below.

The amount of increase for each was recommended by Mr. Steinour based on his evaluation of each executive’s performance, experience and contribution, and in consideration of internal pay equity and market data provided by the independent consultant. The Committee reviewed recommended salary adjustments for each executive to ensure that any changes to salary did not compromise the competitiveness of the overall compensation arrangement. They also reviewed each individual to understand performance and contribution to the company.

The Compensation Committee did not increase the base salary for Mr. Steinour, which was set in 2009 and was determined to be still competitive.

			Percentage
Named Executive	2009 Base Salary	2010 Base Salary	Increase

Stephen D. Steinour	$1,000,000	$1,000,000	0.00%
Donald R. Kimble	$500,000	$540,000	8.00%
Mary W. Navarro	$435,000	$500,000	14.94%
James S. Dunlap	$435,000	$475,000	9.20%
Daniel B. Benhase	$410,000	$460,000	12.20%

The executive leadership team has determined to forgo base salary increases in 2011.

Stock Salary:

To address the impact of the TARP restrictions on our executive compensation programs, the Compensation Committee approved temporary salary increases in 2010 for certain TARP Covered Employees, payable in shares of common stock. Each of the named executive officers participated in this “stock salary” program in 2010.

The Compensation Committee approved stock salary as a component of compensation toward the end of 2009 when we were in the midst of a significant effort to reposition the company for growth and improved performance while facing one of the most challenging economic environments in many decades. Members of our leadership team were contributing substantial time and effort to the benefit of the company. At the same time, the TARP rules limited our alternatives for providing performance-based and market competitive compensation opportunities for key colleagues. Because it was critical for us to retain key talent, the Compensation Committee worked with Watson Wyatt & Company, the former independent compensation consultant, to develop a stock salary program to bring the total compensation for executive officers more in line with market opportunity and ensure our executives’ interests remained in line with our shareholders. Mr. Steinour recommended stock salary for each of the other named executive officers. The Compensation Committee approved temporary stock salary increases for Mr. Kimble, Ms. Navarro, Mr. Dunlap and Mr. Benhase in December 2009, to be effective January 1, 2010. The Compensation Committee subsequently approved stock salary for Mr. Steinour in January 2010, retroactive to January 1. The amount of stock salary approved for each of the named executive officers was set to ensure reasonably competitive total compensation for the role, based on market data, and provide appropriate parity of internal relationships between TARP and non-TARP covered executives.

Stock salary was discontinued effective with the first pay period following repurchase of TARP on December 22, 2010.

Annual Cash Incentive:

None of the named executive officers received an annual cash incentive award for 2010 due to the TARP restrictions.

For those executive officers who were eligible, the corporate MIP goals (and their respective weights) for 2010 were pre-tax pre-provision earnings (50%), core deposit growth (20%), and net charge-offs (30%). The Chief Executive Officer and the Chief Financial Officer recommended these criteria and the Compensation Committee approved them as important indicators of our performance for 2010.

Our actual performance for all three goals in 2010 was at plan threshold or greater, and as a result an award pool was funded. Executive officers who were not TARP Covered Employees for 2010 received cash awards. If not prohibited by TARP, the named executive officers would have been eligible to receive awards for 2010.

Long-Term Incentive Compensation:

During 2010 each of the named executive officers received long-term restricted stock units pursuant to the limits in the TARP rules as their only long-term incentive awards. The Compensation Committee approved a grant of TARP RSUs for each of the named executive officers equal in value to one-half of the officer’s annual salary (cash base salary plus stock salary). The Compensation Committee approved these TARP RSU grants for the named executive officers (other than the Chief Executive Officer) in July when it considered annual equity awards for other officers and colleagues. The number of TARP RSUs was determined by dividing the value of the award by the fair market value (the closing price) of a share on July 26, 2010, the date of grant. The Compensation Committee approved an award of

TARP RSUs to the Chief Executive Officer on October 25, 2010 to align better with the Committee’s timing for reviewing performance and results for the year. These TARP RSUs vest two years from the date of grant (the later of the date we repaid TARP funds or two years from the grant date). Upon vesting the TARP RSUs will be paid in shares. The Compensation Committee also approved the accumulation of dividends, which will be paid in cash when the underlying TARP RSUs are paid.

None of the named executive officers received a stock option award in 2010 due to the TARP restrictions.

As the long-term incentive program has been suspended since 2009, a new cycle was not begun in 2010. Each of the named executive officers was a participant in the cycle 2008 — 2010 cycle (Mr. Steinour on a pro-rated basis relative to the portion of the cycle following his joining the company); however, no awards were earned under this cycle.

Retention Grant:

Finally, Mr. Kimble, Ms. Navarro, Mr. Dunlap and Mr. Benhase each earned cash retention payments on December 31, 2010. These payments were made under a retention payment arrangement approved by the board of directors in January 2008 to encourage the continued employment of certain executive officers. The retention awards became payable to the participating executives who remained continuously employed through December 31, 2010.

A Preview of our Compensation Philosophy for 2011 and Beyond

In conclusion, our focus for 2010 was building a stronger foundation for our business success and preparing a similarly strong foundation for our compensation policies and programs for 2011 and beyond. Building on our primary philosophy of pay-for-performance, we defined compensation opportunities that are heavily dependent on company, business segment, and individual performance over the long term with consideration for achieving and maintaining an aggregate moderate-to-low risk profile.

Going forward, our 2011 program will include the following:

•	A competitive compensation package that consists of a mix of elements which are more heavily weighted toward variable pay and long-term compensation.

Element	Weight

Base Salaries	20% - 35%
Annual Cash Incentives	20% - 25%
Long-Term Incentives	45% - 60%

•	A portfolio of measures will be used to define our success so that we can respond appropriately to the ever changing business environment and ensure executive compensation is aligned with the creation of long-term shareholder value.

•	A significant focus on rewards that focus on long-term results and align with the risk time horizon.

•	A requirement that executives hold and retain significant equity in our company to ensure they are continually aligned with the interests of shareholders.

•	A Compensation Committee that retains discretion to reduce awards, alter or eliminate programs, and recoup awards to the extent it is deemed appropriate and necessary.

•	An orderly succession of senior management talent is critical to the long-term success of our company. To maintain engagement and to provide for the orderly transition of leadership the Compensation Committee has adopted policies to allow for continued vesting and exercise of stock grants as senior executives reach retirement.

Our goal is simple — to achieve and sustain superior performance over the long term while maintaining our aggregate moderate-to-low risk profile. With this philosophy and these guidelines in mind our compensation plans are designed to ensure that only when this goal is met, will executives earn commensurate pay.

Compensation Tables

The following table sets forth the compensation paid by us and by our subsidiaries for each of the last three fiscal years ended December 31, 2010, to our principal executive officer, principal financial officer, and the three other most highly compensated executive officers serving at the end of 2010.

SUMMARY COMPENSATION 2010

							Change in
							Pension
						Non-	Value and
						Equity	Non-
						Incentive	qualified
				Stock	Option	Plan	Deferred
Name and Principal		Salary	Bonus	Awards	Awards	Compen-	Compensation	All Other
Position(1)	Year	(2)	(3)	(4)	(5)	sation(6)	Earnings(7)	Compensation(8)	Total(9)

Stephen D. Steinour	2010	$3,000,000	$0	$1,499,996	$0	$0	$214,120	$218,356	$4,932,472
Chairman, President and CEO	2009	965,909	550,000	1,594,165	1,681,000	0	0	96,772	4,887,846
Donald R. Kimble	2010	846,667	400,000	423,332	0	0	75,041	9,262	1,754,302
Chief Financial Officer &	2009	467,042	0	233,518	0	0	53,337	14,621	768,518
Senior Executive Vice President	2008	387,000	0	97,580	84,392	0	39,201	15,960	624,133
Mary W. Navarro	2010	652,083	400,000	326,038	0	0	93,206	31,754	1,503,081
Senior Executive Vice President	2009	395,333	0	197,666	0	0	61,938	25,577	680,514
	2008	365,333	0	90,610	78,364	0	60,719	31,303	626,329
James S. Dunlap	2010	631,667	400,000	315,828	0	0	306,807	33,020	1,687,322
Senior Executive Vice President	2009	397,083	0	198,540	0	0	158,515	25,062	779,200
	2008	366,667	0	90,610	78,364	0	198,352	28,962	762,955
Daniel B. Benhase	2010	590,833	400,000	295,415	0	0	74,071	19,419	1,379,738
Senior Executive Vice President	2009	363,333	0	181,665	0	0	49,666	42,358	637,022
	2008	330,000	0	97,580	84,392	0	46,771	13,851	572,594

(1)	Mr. Steinour joined our company as Chairman, President and Chief Executive Officer, effective January 14, 2009. He has also served as Chairman, President and Chief Executive Officer of The Huntington National Bank since the same date. Ms. Navarro’s, Mr. Dunlap’s and Mr. Benhase’s titles and principal positions are with The Huntington National Bank. Ms. Navarro leads Retail & Business Banking, Mr. Dunlap leads Commercial Banking and Mr. Benhase manages Wealth Advisors, Government Finance and Home Lending.

(2)	Salary amounts include salary paid in cash and salary paid in shares of common stock. As discussed in the Compensation Discussion and Analysis, temporary increases in base salary payable in shares of restricted stock were approved for certain TARP covered employees for 2010. The breakdown of salary between cash and stock is as follows:

	Steinour	Kimble	Navarro	Dunlap	Benhase

Cash Salary	$1,000,000	$516,666	$462,083	$451,667	$430,833
Stock Salary	$2,000,000	$330,000	$190,000	$180,000	$160,000

Total Reported in Salary Column	$3,000,000	$846,666	$652,083	$631,667	$590,833

(3)	The amounts reported in this column for Mr. Kimble, Ms. Navarro, Mr. Dunlap and Mr. Benhase for 2010 are cash retention payments earned on December 31, 2010. These payments were made under a retention payment arrangement approved by the board of directors in January 2008 to encourage the continued employment of certain executive officers with the company. The retention awards became payable to the participating executives who remained continuously employed with us through December 31, 2010.

(4)	The amounts in this column are the grant date fair values of awards of restricted stock units in accordance with FASB ASC Topic 718. The value of base salary paid in shares of stock is included in the Salary column only and is not included in this column. The assumptions made in the valuation are discussed in Note 16 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31, 2010. Any awards paid under the cycle of the long-term incentive award program that ended on December 31, 2010 would also have been reported in this column; however, there were no awards for this cycle.

(5)	The amounts in this column are the grant date fair values of awards of stock options in accordance with FASB ASC Topic 718. The assumptions made in the valuation are discussed in Note 16 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31,

2010. Due to the TARP restrictions, none of the named executive officers were eligible to receive stock options in 2010.

(6)	Awards under the Management Incentive Plan are reported in this column. As TARP Covered Employees, the named executive officers were not eligible to receive annual cash incentive awards for 2010.

(7)	The amounts in this column represent the aggregate change in the actuarial present value of accumulated benefit under two defined benefit and actuarial pension plans: the Retirement Plan and the Supplemental Retirement Income Plan, referred to as the SRIP. The actuarial present values are determined as of December 31, the pension plan measurement date used for financial statement reporting purposes. Benefits are based on levels of compensation and years of credited service. The change in present value under each plan is detailed below. Additional detail about these plans is set forth in the discussion following the table of Pension Benefits 2010 below. There were no above-market or preferential earnings on non-qualified deferred compensation.

	Change in Present	Change in Present
	Value	Value
Name	Retirement Plan	SRIP	Total

Steinour	$32,262	$181,858	$214,120
Kimble	20,719	54,322	75,041
Navarro	32,120	61,086	93,206
Dunlap	111,401	195,406	306,807
Benhase	26,586	47,485	74,071

(8)	All other compensation as reported in this column includes: our contributions to the Huntington Investment and Tax Savings Plan, a defined contribution plan, referred to as HIP and our Supplemental Stock Purchase and Tax Savings Plan and Trust; perquisites and personal benefits; premiums for group term life insurance; and dividends paid on vesting of RSUs. These amounts are detailed below.

All Other Compensation

					Dividends
					Paid Upon
	Amounts Contributed	Amounts Contributed		Group Term Life	Vesting
Name	to HIP	to Supplemental Plan	Perquisites	Insurance	Event

Steinour	$0	$0	$214,866	$564	$2,925
Kimble	783	0	—	554	7,925
Navarro	4,000	8,333	12,160	513	6,748
Dunlap	3,306	10,817	11,660	487	6,750
Benhase	4,333	6,900	—	472	7,714

Perquisites and personal benefits are valued at actual cost. Perquisites and personal benefits for Mr. Steinour included $153,284 for relocation expenses consisting of temporary housing, travel, and moving expenses, and $40,031 for a country club initiation fee. Other perquisites and personal benefits for Mr. Steinour consisted of financial planning, executive parking and security monitoring of his personal residence. Perquisites and personal benefits for Ms. Navarro and Mr. Dunlap consisted of financial planning ($10,000 and $9,500, respectively) and executive parking. Perquisites and personal benefits for each of Mr. Kimble and Mr. Benhase did not exceed $10,000 and are not included.

(9)	This column shows the total of all compensation for the fiscal year as reported in the other columns of this table.

GRANTS OF PLAN-BASED AWARDS 2010

									All Other
									Stock	All Other
									Awards:	Option
			Estimated Possible Payouts			Estimated Future Payouts			Number of	Awards:	Exercise or	Grant Date
		Date of	Under Non-Equity Incentive			Under Equity Incentive			Shares of	Number of	Base Price	Fair Value
		Board or	Plan Awards(1)			Plan Awards(2)			Stock or	Securities	of Option	of Stock
	Grant	Committee	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Underlying	Awards	and Option
Name	Date	Action	($)	($)	($)	($)	($)	($)	(#)(3)	Options(#)(4)	($/Sh)	Awards($)(5)

Stephen D. Steinour			N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
	01/29/2010	01/20/2010							19,863			95,144
	02/12/2010	01/20/2010							10,324			48,316
	02/26/2010	01/20/2010							10,045			48,316
	03/15/2010	01/20/2010							8,930			48,311
	03/31/2010	01/20/2010							8,964			48,316
	04/15/2010	01/20/2010							8,402			48,312
	04/30/2010	01/20/2010							7,147			48,314
	05/14/2010	01/20/2010							7,399			48,315
	05/28/2010	01/20/2010							7,843			48,313
	06/15/2010	01/20/2010							7,681			48,313
	06/30/2010	01/20/2010							8,721			48,314
	07/15/2010	01/20/2010							7,882			48,317
	07/30/2010	01/20/2010							7,973			48,316
	08/13/2010	01/20/2010							8,536			48,314
	08/31/2010	01/20/2010							9,120			48,313
	09/15/2010	01/20/2010							7,959			48,311
	09/30/2010	01/20/2010							8,491			48,314
	10/15/2010	01/20/2010							8,491			48,314
	10/29/2010	01/20/2010							8,536			48,314
	11/15/2010	01/20/2010							8,134			48,316
	11/30/2010	01/20/2010							8,280			48,314
	12/15/2010	01/20/2010							7,706			48,317
	12/31/2010	01/20/2010							7,032			48,310
	10/25/2010	10/20/2010							265,486			1,499,996
Donald R. Kimble			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	01/15/2010	12/16/2009							1,557			6,664
	01/29/2010	12/16/2009							1,391			6,663
	02/12/2010	12/16/2009							1,424			6,664
	02/26/2010	12/16/2009							1,385			6,662
	03/15/2010	12/16/2009							1,231			6,660
	03/31/2010	12/16/2009							1,236			6,662
	04/15/2010	12/16/2009							1,159			6,664
	04/30/2010	12/16/2009							985			6,659
	05/14/2010	12/16/2009							1,020			6,661
	05/28/2010	12/16/2009							1,081			6,659
	06/15/2010	12/16/2009							1,059			6,661
	06/30/2010	12/16/2009							1,203			6,665
	07/15/2010	12/16/2009							1,087			6,663
	07/30/2010	12/16/2009							1,099			6,660
	08/13/2010	12/16/2009							1,177			6,662
	08/31/2010	12/16/2009							1,258			6,664
	09/15/2010	12/16/2009							1,097			6,659
	09/30/2010	12/16/2009							1,171			6,663
	10/15/2010	12/16/2009							1,171			6,663
	10/29/2010	12/16/2009							1,177			6,662
	11/15/2010	12/16/2009							1,121			6,659
	11/30/2010	12/16/2009							1,142			6,664
	12/15/2010	12/16/2009							1,062			6,659
	12/31/2010	12/16/2009							970			6,664
	07/26/2010	07/20/2010							67,089			423,332

									All Other
									Stock	All Other
									Awards:	Option
			Estimated Possible Payouts			Estimated Future Payouts			Number of	Awards:	Exercise or	Grant Date
		Date of	Under Non-Equity Incentive			Under Equity Incentive			Shares of	Number of	Base Price	Fair Value
		Board or	Plan Awards(1)			Plan Awards(2)			Stock or	Securities	of Option	of Stock
	Grant	Committee	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Underlying	Awards	and Option
Name	Date	Action	($)	($)	($)	($)	($)	($)	(#)(3)	Options(#)(4)	($/Sh)	Awards($)(5)

Mary W. Navarro			N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
	01/15/2010	12/16/2009							896			3,835
	01/29/2010	12/16/2009							801			3,837
	02/12/2010	12/16/2009							819			3,833
	02/26/2010	12/16/2009							797			3,834
	03/15/2010	12/16/2009							709			3,836
	03/31/2010	12/16/2009							711			3,832
	04/15/2010	12/16/2009							667			3,835
	04/30/2010	12/16/2009							567			3,833
	05/14/2010	12/16/2009							587			3,833
	05/28/2010	12/16/2009							622			3,832
	06/15/2010	12/16/2009							610			3,837
	06/30/2010	12/16/2009							692			3,834
	07/15/2010	12/16/2009							625			3,831
	07/30/2010	12/16/2009							633			3,836
	08/13/2010	12/16/2009							677			3,832
	08/31/2010	12/16/2009							724			3,835
	09/15/2010	12/16/2009							632			3,836
	09/30/2010	12/16/2009							674			3,835
	10/15/2010	12/16/2009							674			3,835
	10/29/2010	12/16/2009							677			3,832
	11/15/2010	12/16/2009							645			3,831
	11/30/2010	12/16/2009							657			3,834
	12/15/2010	12/16/2009							611			3,831
	12/31/2010	12/16/2009							558			3,833
	07/26/2010	07/20/2010							51,670			326,038
James S. Dunlap			N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
	01/15/2010	12/16/2009							668			2,859
	01/29/2010	12/16/2009							1,011			4,843
	02/12/2010	12/16/2009							828			3,875
	02/26/2010	12/16/2009							806			3,877
	03/15/2010	12/16/2009							716			3,874
	03/31/2010	12/16/2009							719			3,875
	04/15/2010	12/16/2009							674			3,876
	04/30/2010	12/16/2009							573			3,873
	05/14/2010	12/16/2009							593			3,872
	05/28/2010	12/16/2009							629			3,875
	06/15/2010	12/16/2009							616			3,875
	06/30/2010	12/16/2009							699			3,872
	07/15/2010	12/16/2009							632			3,874
	07/30/2010	12/16/2009							639			3,872
	08/13/2010	12/16/2009							685			3,877
	08/31/2010	12/16/2009							731			3,872
	09/15/2010	12/16/2009							638			3,873
	09/30/2010	12/16/2009							681			3,875
	10/15/2010	12/16/2009							681			3,875
	10/29/2010	12/16/2009							685			3,877
	11/15/2010	12/16/2009							652			3,873
	11/30/2010	12/16/2009							664			3,874
	12/15/2010	12/16/2009							618			3,875
	12/31/2010	12/16/2009							564			3,875
	07/26/2010	07/20/2010							50,052			315,828

									All Other
									Stock	All Other
									Awards:	Option
			Estimated Possible Payouts			Estimated Future Payouts			Number of	Awards:	Exercise or	Grant Date
		Date of	Under Non-Equity Incentive			Under Equity Incentive			Shares of	Number of	Base Price	Fair Value
		Board or	Plan Awards(1)			Plan Awards(2)			Stock or	Securities	of Option	of Stock
	Grant	Committee	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Underlying	Awards	and Option
Name	Date	Action	($)	($)	($)	($)	($)	($)	(#)(3)	Options(#)(4)	($/Sh)	Awards($)(5)

Daniel B. Benhase			N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A
	01/15/2010	12/16/2009							754			3,227
	01/29/2010	12/16/2009							674			3,228
	02/12/2010	12/16/2009							690			3,229
	02/26/2010	12/16/2009							671			3,228
	03/15/2010	12/16/2009							597			3,230
	03/31/2010	12/16/2009							599			3,229
	04/15/2010	12/16/2009							561			3,226
	04/30/2010	12/16/2009							478			3,231
	05/14/2010	12/16/2009							494			3,226
	05/28/2010	12/16/2009							524			3,228
	06/15/2010	12/16/2009							513			3,227
	06/30/2010	12/16/2009							583			3,230
	07/15/2010	12/16/2009							527			3,231
	07/30/2010	12/16/2009							533			3,230
	08/13/2010	12/16/2009							570			3,226
	08/31/2010	12/16/2009							609			3,226
	09/15/2010	12/16/2009							532			3,229
	09/30/2010	12/16/2009							567			3,226
	10/15/2010	12/16/2009							567			3,226
	10/29/2010	12/16/2009							570			3,226
	11/15/2010	12/16/2009							543			3,225
	11/30/2010	12/16/2009							553			3,227
	12/15/2010	12/16/2009							515			3,229
	12/31/2010	12/16/2009							470			3,229
	07/26/2010	07/20/2010							46,817			295,415

(1)	Due to the TARP restrictions, the named executive officers were not eligible to earn annual cash incentive awards under the Management Incentive Plan for 2010.

(2)	We did not commence a long-term incentive plan cycle in 2010.

(3)	Shares of restricted stock were granted to Ms. Navarro and Messrs. Steinour, Kimble, Dunlap and Benhase under the salary restricted stock compensation structure approved for certain TARP covered employees effective January 1, 2010 for every bi-weekly pay period in 2010 commencing on January 15, 2010 (January 29, 2010 for Mr. Steinour) and continuing through December 31, 2010. Shares of salary restricted stock were vested upon grant but subject to certain restrictions on transfer. These transfer restrictions will have all expired on June 30, 2011. In addition, the Compensation Committee awarded long-term RSUs in accordance with the exception to the bonus prohibition under TARP to each of Mr. Steinour (on October 25, 2010), Mr. Kimble, Ms. Navarro, Mr. Dunlap and Mr. Benhase (effective July 26, 2010). These RSUs vest on the second anniversary of the date of grant (the later of the second anniversary of the date of grant or the date we repaid the financial assistance received under TARP). The salary restricted and the RSUs were granted under Huntington’s Second Amended and Restated 2007 Stock and Long-Term Incentive Plan.

(4)	Due to the TARP restrictions, the named executive officers were not eligible to receive stock option grants in 2010.

(5)	The amounts in this column are the grant date fair values of the awards of restricted stock and RSUs reported in the table computed in accordance with FASB ASC Topic 718.

The two tables above reflect the stock-based focus of our 2010 executive compensation. A significant portion of the amounts reported under the salary column for 2010 consisted of salary payable in shares of common stock. Each semi-monthly pay period, the executive received the number of shares of common stock determined by dividing the stock salary amount (net of applicable tax withholdings) by the closing price of a share of common stock on the pay date. Shares of salary restricted stock were vested upon grant but subject to certain restrictions on transfer. Long-term restricted stock awards, which provided for vesting on the later of TARP repayment or two-years, were another significant element of compensation. All components of compensation and the constraints of the TARP rules in 2010 are discussed in detail under the Compensation Discussion and Analysis above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

		Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan Awards:
								Plan Awards:	Market or
		Number of	Number of			Number of	Market	Number of	Payout Value
		Securities	Securities			Shares or	Value of	Unearned	of Unearned
		Underlying	Underlying			Units of	Shares or	Shares,	Shares,
		Unexercised	Unexercised			Stock That	Units of Stock	Units, or Other	Units, or Other
		Options(#)	Options(#)	Option	Option	Have Not	That Have	Rights That	Rights That
	Grant	Exercisable	Unexercisable	Exercise	Expiration	Vested (#)	not Vested ($)	Have not Yet	Have not
Name	Date	(1)	(1)	Price($)	Date	(2)	(3)	Vested (#)(4)	Vested ($)(4)

Stephen D. Steinour	1/14/2009	200,000	800,000	$4.9500	1/14/2016
	12/16/2009					440,377	3,025,390
	10/25/2010					265,486	1,823,889
								(4)	$52,000
Donald R. Kimble	7/8/2004	50,000	0	$23.0300	7/8/2011
	7/19/2005	50,000	0	$24.6500	7/19/2012
	7/18/2006	27,500	0	$23.3400	7/18/2013
	7/23/2007	30,000	0	$20.0100	7/23/2014
	7/21/2008	37,334	18,666	$6.9700	7/21/2015	14,000	96,180
	7/27/2009					59,571	409,253
	7/26/2010					67,089	460,901
								(4)	$33,750
Mary W. Navarro	7/16/2002	30,000	0	$18.1500	7/16/2012
	7/15/2003	35,000	0	$20.4075	7/15/2013
	7/8/2004	35,000	0	$23.0300	7/8/2011
	7/19/2005	45,000	0	$24.6500	7/19/2012
	7/18/2006	25,000	0	$23.3400	7/18/2013
	7/23/2007	26,000	0	$20.0100	7/23/2014
	7/21/2008	34,667	17,333	$6.9700	7/21/2015	13,000	89,310
	7/27/2009					50,425	346,420
	7/26/2010					51,670	354,973
								(4)	$31,250
James S. Dunlap	2/21/2001	12,300	0	$15.0650	2/21/2011
	5/16/2001	30,000	0	$14.8500	5/16/2011
	9/4/2001	400	0	$17.9900	9/4/2011
	7/16/2002	30,000	0	$18.1500	7/16/2012
	8/27/2002	300	0	$19.9400	8/27/2012
	7/15/2003	35,000	0	$20.4075	7/15/2013
	7/8/2004	35,000	0	$23.0300	7/8/2011
	7/19/2005	45,000	0	$24.6500	7/19/2012
	7/18/2006	25,000	0	$23.3400	7/18/2013
	7/23/2007	26,000	0	$20.0100	7/23/2014
	7/21/2008	34,667	17,333	$6.9700	7/21/2015	13,000	89,310
	7/27/2009					50,648	347,952
	7/26/2010					50,052	343,857
								(4)	29,688
Daniel B. Benhase	2/21/2001	13,000	0	$15.0650	2/21/2011
	5/16/2001	50,000	0	$14.8500	5/16/2011
	9/4/2001	400	0	$17.9900	9/4/2011
	7/16/2002	60,000	0	$18.1500	7/16/2012
	7/15/2003	60,000	0	$20.4075	7/15/2013
	7/8/2004	55,000	0	$23.0300	7/8/2011
	7/19/2005	55,000	0	$24.6500	7/19/2012
	7/18/2006	30,000	0	$23.3400	7/18/2013
	7/23/2007	30,000	0	$20.0100	7/23/2014
	7/21/2008	37,334	18,666	$6.9700	7/21/2015	14,000	96,180
	7/27/2009					46,343	318,376
	7/26/2010					46,817	321,633
								(4)	28,750

(1)	Generally, awards of stock options become exercisable in three equal annual increments from the date of grant and are fully vested on the third anniversary of the date of grant. The option granted to Mr. Steinour on January 14, 2009 for 1,000,000 shares vests in equal increments on each of the first five anniversaries of the date of grant. For Mr. Dunlap, the options for 400 shares granted on September 4, 2001 vested on October 7, 2004 and the options for 300 shares granted on August 27, 2002 vested on August 27, 2007.

(2)	The awards of restricted stock units to Ms. Navarro, Mr. Kimble, Mr. Dunlap and Mr. Benhase on July 27, 2009 and July 26, 2010, and to Mr. Steinour on December 16, 2009 and October 25, 2010 vest two years from the date of grant (upon the later of two years or the date we repaid TARP). Other awards of restricted stock units reported in this column will vest on the third anniversary of the date of grant.

(3)	The market value of the awards of restricted stock units that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 31, 2010 ($6.87) by the number of shares.

(4)	Each of the named executive officers was a participant in the long-term incentive award cycle that ended on December 31, 2010. The amounts in this column represent threshold award opportunities for the cycle, however, no awards were paid for the cycle. Award opportunities are based on base salaries as of December 31, 2010. Any award for Mr. Steinour would have been prorated as he became a participant mid-cycle.

OPTION EXERCISES AND STOCK VESTED 2010

			Stock Awards
	Option Awards			Value
	Number of Shares	Value Realized on	Number of Shares	Realized on
	Acquired on	Exercise	Acquired on Vesting	Vesting
Name	Exercise(#)	($)	(#)	($)(1)

Stephen D. Steinour	0	0	0	$0
Donald R. Kimble(2)	0	0	6,000	36,360
Mary W. Navarro	0	0	5,200	31,512
James S. Dunlap	0	0	5,200	31,512
Daniel B. Benhase	0	0	6,000	36,360

(1)	The value realized upon vesting was determined by multiplying the number of shares by the market value on the vesting date of July 23, 2010, which was $6.06 per share.

(2)	Mr. Kimble deferred 90% of his RSU award that vested on July 23, 2010, equal to 5,400 shares of common stock having a value of $32,724, under the Executive Deferred Compensation Plan which is described below.

We maintain two plans under which executive officers may defer compensation on a non-qualified basis: the Supplemental Stock Purchase and Tax Savings Plan and Trust, referred to as the Supplemental Plan, and the Executive Deferred Compensation Plan, referred to as the EDCP. For each named executive officer, information about participation in the Supplemental Plan and the EDCP is contained in the table below.

NONQUALIFIED DEFERRED COMPENSATION 2010

		Registrant
	Executive	Contributions in	Aggregate Earnings	Aggregate	Aggregate Balance
	Contributions in	Last Fiscal Year	in Last Fiscal	Withdrawals/	at Last Fiscal Year
Name	Last Fiscal Year($)	($)(1)	Year($)	Distributions($)	End($)(2)

Stephen D. Steinour
Supplemental Plan	0	0	0	0	0
EDCP	0	N/A	0	0	0
Donald R. Kimble
Supplemental Plan	0	0	19,191	0	53,531
EDCP	39,487	N/A	29,685	0	96,054
Mary W. Navarro
Supplemental Plan	20,833	8,333	28,861	0	103,450
EDCP	0	N/A	0	0	0
James S. Dunlap
Supplemental Plan	27,042	10,817	51,132	0	158,419
EDCP	0	N/A	6,972	0	45,828
Daniel B. Benhase
Supplemental Plan	8,625	6,900	17,839	0	60,366
EDCP	0	N/A	0	0	0

(1)	The employer contributions to the Supplemental Plan are also reported in the Summary Compensation Table under “All Other Compensation”. We suspended our employer contributions to the Supplemental Plan between March 2009 and April 2010. We do not make contributions to the EDCP.

(2)	The year-end balances in this column reflect our employer matching contributions under the Supplemental Plan made and reported as compensation for the named executive officers for 2008 and 2009 in the Summary Compensation Table under “All Other Compensation” as follows: $5,805 for Mr. Kimble, $5,505 for Ms. Navarro $8,017 for Mr. Dunlap and $3,850 for Mr. Benhase.

The Supplemental Plan

The purpose of the Supplemental Plan is to provide a supplemental savings program for eligible employees (as determined by the Compensation Committee) who are unable to continue to make contributions to the Huntington Investment and Tax Savings Plan, a tax qualified 401(k) plan referred to as HIP, for part of the year because the individual has: (I) contributed the maximum amount permitted by the Internal Revenue Service for the calendar year ($16,500 in 2010); or (II) received the maximum amount of compensation permitted to be taken into account by the Internal Revenue Service for the calendar year ($245,000 in 2010). HIP and the Supplemental Plan work together. When an employee elects to participate in HIP, he or she designates the percentage between 1% and 75% of base pay on a pre-tax or Roth after tax basis that is to be contributed to HIP. Contributions to HIP are automatically deducted from the employee’s pay and then allocated to a HIP account. We match contributions to HIP according to the following formula: 100% on up to the first 3% of base compensation deferred and then 50% on the next 2% of base compensation deferred. The Supplemental Plan generally works the same way. When a participant elects to participate in the Supplemental Plan, he designates the percentage of base pay that is to be contributed to the Supplemental Plan — between 1% and 75% of base pay. All contributions to the Supplemental Plan must be on a pre-tax basis. We then match contributions according to the same formula used by HIP. We suspended our employer matching contributions to both plans during the period March 15, 2009 to April 30, 2010. Under HIP, employees can invest their contributions and our matching contributions in any of 20 investment alternatives. Under the Supplemental Plan, employee pre-tax contributions are generally invested in Huntington common stock. During 2010 our matching contributions were invested in the Huntington Money Market Fund.

A participant cannot receive a distribution of any part of his account in the Supplemental Plan until his employment terminates. Once employment terminates, the account in the Supplemental Plan is required to be distributed to the participant. Portions of accounts invested in our common stock are distributed in shares of common stock and the remaining portions are distributed in cash. Distributions from the plan are subject to federal and state income tax withholding.

The Executive Deferred Compensation Plan

The EDCP provides senior officers designated by the Compensation Committee the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards, and up to 90% of long-term incentive awards. An election to defer can only be made on an annual basis and is generally irrevocable. We make no contributions to the EDCP; all contributions to this plan consist of compensation deferred by the participants. Deferrals of common stock are held as common stock until distribution. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the investment option selected by the participant and tracked by a book-keeping account. The investment options consist of common stock and a variety of mutual funds and are generally the same investment options available under HIP.

At the time of the initial deferral election, a participant elects the method and timing of account distribution in the event of termination or retirement. Accounts distributed upon termination or retirement may be distributed in a single lump sum payment or in substantially equal installments. A participant may request a hardship withdrawal prior to termination or retirement. In addition, for amounts earned and vested on or before December 31, 2004, a participant may obtain an in-service withdrawal subject to a 10% penalty and suspension of future contributions for at least 12 months. Cash that is deferred is paid out in cash, except that any cash that is invested in our common stock at the time of distribution is distributed in shares. Common stock that is deferred is distributed in kind.

The table below sets forth the rate of return for the one-year period ending December 31, 2010 for each of the investment options under the EDCP.

American Funds EuroPacific Growth Fd CI R-4	9.39%
Eaton Vance Large-Cap Val Fd CI I	10.36%
Huntington Bancshares Incorporated Common Stock	89.32%
Huntington Conservative Deposit	0.52%
Huntington Dividend Capture Fd	13.98%
Huntington Fixed Inc Sec Fd IV	5.75%
Huntington Growth Fund IV	10.28%
Huntington Income Equity Fd IV	11.59%
Huntington Inter Gov Inc Fd IV	4.62%
Huntington Intl Equity Fd IV	7.72%
Huntington Mid-Corp America Fd IV	22.85%
Huntington New Economy Fd IV	15.42%
Huntington Real Strategies Fd IV	25.08%
Huntington Rotating Mkts Fd IV	6.07%
Huntington Situs Fd IV	26.71%
Huntington US Treas MM Fd IV	0.01%
T Rowe Price Mid-Cap Growth	28.06%
T Rowe Price Small Cap Stock Fd Adv	32.25%
Vanguard Institutional Index Fd	15.05%
Vanguard Wellington Fd Adm	11.04%

The table below presents information for each named executive officer under Huntington’s Retirement Plan and Huntington’s Supplemental Retirement Income Plan, known as the SRIP.

PENSION BENEFITS 2010

		Number of	Present Value of	Payments
		Years of	Accumulated	During Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#)(1)	($)(2)	($)

Stephen D. Steinour	Retirement Plan	2.0000	32,262	0
	SRIP	2.0000	181,858	0
Donald R. Kimble	Retirement Plan	6.5833	102,093	0
	SRIP	6.5833	159,077	0
Mary W. Navarro	Retirement Plan	8.5833	175,632	0
	SRIP	8.5833	212,229	0
James S. Dunlap	Retirement Plan	31.6667	917,375	0
	SRIP	31.6667	931,498	0
Daniel B. Benhase	Retirement Plan	10.5833	166,683	0
	SRIP	10.5833	174,494	0

(1)	Years of credited service reported in the table are equal to actual years of service as of December 31, 2010, which is the pension plan measurement date.

(2)	This column reflects the actuarial present value of the executive officer’s accumulated benefit under the Retirement Plan and the SRIP as of December 31, 2010. The valuation method used to determine the benefit figures shown, and all material assumptions applied, are discussed in Footnote 18 of the Notes to Consolidated Financial Statements contained in our Annual Report for the fiscal year ended December 31, 2010.

Each of the named executive officers is a participant under both the Retirement Plan and the Supplemental Retirement Income Plan. The Retirement Plan was amended effective January 1, 2010. Employees hired (or rehired) on and after January 1, 2010, are not eligible to participate in the Retirement Plan. The Retirement Plan continues for employees hired before January 1, 2010, but the benefit formula has been changed for benefits earned on and after January 1, 2010. Benefits earned through December 31, 2009, are determined according to the provisions of the Retirement Plan in effect on December 31, 2009. No changes were made to the SRIP.

Participants in the Retirement Plan generally became eligible on the January 1 or July 1 following the completion of one year of service. An employee who: (a) is a participant in the Retirement Plan; (b) has been nominated by the Compensation Committee; and (c) earns compensation in excess of the limitation imposed by Internal Revenue Code Section 401(a)(17) or whose benefit exceeds the limitation of Code Section 415(b), is eligible to participate in the SRIP. In addition, employees whose final benefits under the Retirement Plan are reduced due to elective deferral of compensation under the Executive Deferred Compensation Plan are also eligible to participate in the SRIP.

Benefits under both the Retirement Plan and the SRIP are based on levels of compensation and years of credited service. Benefits under the SRIP, however, are not limited by Code Sections 401(a)(17) and 415. Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 2010, this limit was $245,000. Code Section 415 limits the annual benefit amount that a participant may receive under the Retirement Plan. For 2010, this amount was $195,000.

For service on and after January 1, 2010, the benefit earned in the Retirement Plan is based on compensation earned each year. The benefit earned in the SRIP and, for service prior to January 1, 2010, the benefit earned in the Retirement Plan is based on compensation earned in the five consecutive highest years of the executive officer’s career with us. For participants who are not eligible for retirement or early retirement, the accrued benefit under the SRIP is based on the Retirement Plan formula in effect on and after January 1, 2010. Compensation consists of base salary and 50% of overtime, bonuses, incentives and commissions paid pursuant to plans with a measurement period of one year or less. Bonuses are taken into account in the year paid rather than earned.

The maximum years of credited service recognized by the Retirement Plan and the SRIP is forty. The number of years of credited service reported in the table is equal to the actual years of service with us. The Compensation

Committee may however, in its discretion, approve additional years of service and/or credited service in addition to those actually earned by a participant for the purposes of determining benefits under the SRIP.

Benefit figures shown are computed on the assumption that participants retire at age 65, the normal retirement age specified in the plans. The normal form of benefit under the Retirement Plan is a life annuity. The Retirement Plan offers additional forms of distribution that are actuarially equivalent to the life annuity. As required by federal law, if a participant is married at the time his or her benefit commences, the participant must commence benefits in the form of a qualified joint and 50% survivor annuity unless the participant’s spouse consents to another form of distribution. In addition to various annuity forms of distribution, the Retirement Plan permits distribution in the form of a single lump sum under either of the following two circumstances: (I) the present value of the participant’s accrued benefit is less than $10,000; or (II) the participant terminates employment, is eligible for early, normal or late retirement, and elects to receive a lump sum distribution within 45 days of being notified of its availability. Benefits with a present value greater than the applicable dollar limit under Code Section 402(g) ($16,500 for 2010) are paid from the SRIP in the form of a life annuity. The SRIP also offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value equal to or less than the applicable dollar limit under Code Section 402(g) are paid in the form a of a lump sum distribution.

Mr. Dunlap was the only named executive officer eligible for early retirement in 2010 under the Retirement Plan and the SRIP. A participant who is at least 55 years of age with at least 10 years of vesting service may retire and receive an early retirement benefit reduced to reflect the fact that he will be receiving payments over a longer period of time.

Payments Upon Termination of Employment or Change in Control

Each of our named executive officers has a change in control agreement with us referred to as an Executive Agreement. We entered into these Executive Agreements to encourage retention of our key executives and to provide protection from termination related to a change in control of our company. In addition, Mr. Steinour’s employment agreement provides for certain payments to him upon termination in certain situations other than a change in control. Also, the terms of outstanding RSU awards provide for pro-rata payment upon involuntary termination (not for cause) and retirement. These potential payments are described and quantified below.

Executive Agreements

Under the Executive Agreements, change in control generally includes:

•	the acquisition by any person of beneficial ownership of 25% or more of our outstanding voting securities;

•	a change in the composition of the board of directors if a majority of the new directors were not appointed or nominated by the directors currently sitting on the board of directors or their subsequent nominees;

•	a merger involving our company where our shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;

•	the dissolution of our company; and

•	a disposition of assets, reorganization, or other corporate event involving our company which would have the same effect as any of the above-described events.

Under each Executive Agreement, we, or our successor, must provide severance benefits to the executive officer if his employment is terminated (other than on account of the officer’s death or disability or for cause):

•	by us, at any time within 36 months after a change in control;

•	by us, at any time prior to a change in control but after commencement of any discussions with a third party relating to a possible change in control involving such third party if the executive officer’s termination is in contemplation of such possible change in control and such change in control is actually consummated within 12 months after the date of such executive officer’s termination;

•	by the executive officer voluntarily with good reason at any time within 36 months after a change in control of our company; and

•	by the executive officer voluntarily with good reason at any time after commencement of change in control discussions if such change in control is actually consummated within 12 months after the date of such officer’s termination.

Good reason generally means the assignment to the executive officer of duties which are materially different from such duties prior to the change in control, a reduction in such officer’s salary or benefits, or a demand to relocate to an unacceptable location, made by us or our successor either after a change in control or after the commencement of change in control discussions if such change or reduction is made in contemplation of a change in control and such change in control is actually consummated within 12 months after such change or reduction. An executive officer’s determination of good reason will be conclusive and binding upon the parties if made in good faith. For the executive officer serving as our chief executive officer immediately prior to a change in control, the occurrence of a change in control will be conclusively deemed to constitute good reason.

Severance payments and benefits under the Executive Agreements consist of:

•	in addition to any accrued compensation payable as of termination of employment, a lump-sum cash payment equal to three times annual base salary for the chief executive officer and two and one-half times annual base salary for each of the other named executive officers;

•	in addition to any interim award that we owe under the Management Incentive Plan, a lump-sum cash payment equal to three times for the chief executive officer, and two and one-half times for the other named executive officers, of the greater of the executive’s target annual incentive award for the calendar year during which the change in control occurs or the immediately preceding calendar year;

•	in addition to any prorated long-term incentive award that we owe under the long-term incentive plan program, a lump sum cash payment equal to the greater of the executive’s target long-term incentive plan award for the most recent performance cycle during which the change in control occurs or the immediately preceding performance cycle;

•	thirty-six months of continued insurance benefits;

•	thirty-six months of additional service credited for purposes of retirement benefits; and

•	all fees for outplacement services for the executive up to a maximum amount equal to 15% of the executive’s annual base salary plus reimbursement for job search travel expenses up to $5,000;

•	stock, stock options, restricted stock, RSUs and other awards under our stock and incentive plans become exercisable according to the terms of the plans; and

•	other benefits to which the executive was otherwise entitled including perquisites, benefits, and service credit for benefits.

Each Executive Agreement for the named executive officers also provides that we will pay the executive officer such amounts as would be necessary to compensate the officer for any excise tax paid or incurred due to any severance payment or other benefit provided under the Executive Agreement, also referred to as a tax gross-up. However, if the severance payments and benefits to Ms. Navarro, Messrs. Kimble, Dunlap and Benhase would be subject to any excise tax, but would not be subject to such tax if the total of such payments and benefits were reduced by 10% or less, then such payments and benefits will be reduced by the minimum amount necessary (not to exceed 10% of such payments and benefits) so that we will not have to pay an excess severance payment and these executive officers will not be subject to an excise tax. Executive Agreements entered into with other officers beginning in October 2009 do not contain any tax gross up provision.

For a period of five years after any termination of the executive officer’s employment, we will provide the executive officer with coverage under a standard directors’ and officers’ liability insurance policy at our expense, and will indemnify, hold harmless, and defend the officer to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the officer in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of having been a director or officer of our company or any subsidiary.

We must pay the cost of counsel (legal and accounting) for an executive officer in the event such officer is required to enforce any of the rights granted under his Executive Agreement. In addition, the executive officer is entitled to prejudgment interest on any amounts found to be due in connection with any action taken to enforce such officer’s rights under the Executive Agreement at a rate equal to the prime commercial rate of The Huntington National Bank or its successor in effect from time to time plus 4%.

As a condition to receiving the payments and benefits under the Executive Agreements, the executive officer will be required to execute a release in the form determined by us. Severance benefits payable in a lump sum will be paid not later than 45 business days following the date the executive’s employment terminates.

The Executive Agreements are in effect for the period January 1, 2010 to December 31, 2010, and may be extended annually unless, not later than 30 days prior to renewal date, written notice is given to notify the executive that we have elected not to extend the agreement. The agreements are also subject to an extension for 36 months upon a change in control. An Executive Agreement will terminate if the executive officer’s employment terminates under circumstances that do not trigger benefits under the agreement.

The estimated payments and benefits that would be paid in the event each named executive officer is entitled to benefits under his or her Executive Agreement are set forth below. For purposes of quantifying these benefits, Huntington assumed that a change in control occurred on December 31, 2010 and that the executive officer’s employment was terminated on that date without cause. The closing price of a share of our common stock on that date was $6.87.

The table below shows the estimated payments and benefits for the named executive officers upon a change-in-control under the Executive Agreements before the calculation of the excise tax and gross-up amounts.

							Perf.		Time-Based
	Current	Target		Pro-Rata	Total	Total	Cont.	Additional	Equity	Preliminary
	Annual	Annual	Cash	Bonus	Perquisite	Welfare	Equity	SERP	Acceleration	Parachute
Name	Salary	Incentive	Severance(1)	Value(2)	Value(3)	Value(4)	Value(5)	Value(6)	Value(7)	Payment(8)

Steinour	$1,000,000	$1,100,000	$6,300,000	$1,100,000	$155,000	$44,341	$516,493	$668,614	$1,373,915	$10,158,363
Kimble	540,000	432,000	2,430,000	432,000	86,000	28,157	270,000	355,253	119,553	3,720,963
Navarro	500,000	400,000	2,250,000	400,000	80,000	44,187	250,000	587,768	95,345	3,707,301
Dunlap	475,000	380,000	2,137,500	380,000	76,250	30,425	237,500	1,096,886	93,373	4,051,935
Benhase	460,000	368,000	2,070,000	368,000	74,000	42,987	230,000	451,786	88,009	3,324,783

(1)	Multiple of base and target bonus, payable in a lump sum.

(2)	Prorated target bonus for 2010; reflects full year and does not reflect limitations of the TARP rules.

(3)	Reflects 15% of base salary plus $5,000 for job search travel.

(4)	Reflects 36-months of medical, dental, vision, AD&D insurance, group term life insurance, and long-term disability insurance.

(5)	Reflects prorated value of all unpaid long-term incentive plan performance cycles at December 31, 2010, assuming target performance, plus one-time target amount. This amount is prorated for Mr. Steinour, 23.5 out of 36 months based on January 14, 2009 hire date. (Actual long-term incentive awards for the cycle ended December 31, 2010 were $0.00.)

(6)	Value of accelerated vesting of retirement benefit and additional years of credited service under SRIP.

(7)	Value of accelerated vesting of time-based unvested stock options and RSUs (calculated under Section 280G of the Internal Revenue Code).

(8)	Preliminary change in control value equal to total of all payments and values in the table.

The table below illustrates the impact of excise tax and the tax gross-up amount on the final change in control value.

				Excess
				Parachute
	Preliminary			Payment			Final
	Parachute	Base	Safe Harbor	Subject to		Gross-Up	Parachute
Name	Amount(1)	Amount(2)	Amount(3)	Excise Tax(4)	Excise Tax(5)	Amount(6)	Payment(7)

Steinour	$10,158,363	$991,117	$2,973,352	$9,167,246	$1,833,449	$4,914,096	$15,072,459
Kimble	3,720,963	523,123	1,569,370	3,197,840	639,568	1,714,200	5,435,163
Navarro	3,707,301	495,736	1,487,207	3,211,565	642,313	1,721,557	5,428,858
Dunlap	4,051,935	471,292	1,413,877	3,580,643	716,129	1,919,401	5,971,336
Benhase	3,324,783	478,467	1,435,401	2,846,316	569,263	1,525,766	4,850,549

(1)	Total from table above.

(2)	Average gross income as determined pursuant to Section 280G.

(3)	Minimum parachute amount at which the excise tax under Internal Revenue Code Section 4999 will be triggered.

(4)	If preliminary parachute payment is greater than the safe harbor amount, then the amount greater than the base amount is subject to excise tax.

(5)	The excise tax is equal to 20% of the amount subject to the tax.

(6)	The gross-up amount includes the excise tax, plus federal income taxes (at the rate of 35%), state income taxes (at the rate of 6.24%) and FICA-HI taxes (1.45%) on the excise tax.

(7)	The total value of the change-in-control payments.

Mr. Steinour’s Employment Agreement

Mr. Steinour’s employment agreement provides for certain payments upon a termination of his employment without “cause” or for “good reason” (each as defined in the agreement).

Upon termination without “cause” or for “good reason”, Mr. Steinour is entitled to payment of the following amounts:

•	accrued amounts consisting of unpaid base salary through termination, earned but unpaid annual incentive payments for the prior period, accrued and unused paid time off and incurred but unreimbursed business expenses;

•	a pro rata annual incentive payment for the year of termination based on the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year;

•	a severance payment equal to two times his annual base salary and the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year; and

•	pro rata long-term incentive awards for any open performance cycles determined based on our company’s actual performance.

Mr. Steinour would also be entitled to payment and provision of any other amounts or benefits to which he was otherwise entitled.

If Mr. Steinour had terminated employment with us without “cause” or for “good reason” as of December 31, 2010, he would have been entitled to, in addition to accrued amounts and benefits, a pro rata annual incentive payment equal to $1,100,000 and a severance payment equal to $4,200,000. No amount would have been payable with respect to long-term incentive awards.

If Mr. Steinour had terminated employment as of December 31, 2010 due to death or disability, he or his estate would have been entitled to a pro rata annual incentive payment for the year of termination (based on the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year) equal to $1,100,000 and accrued obligations and benefits.

If Mr. Steinour had terminated employment as of December 31, 2010 without “good reason” and due to his retirement, he would have been entitled to a pro rata annual incentive payment and the pro rata long-term incentive awards. Mr. Steinour was not eligible for normal retirement benefits as of December 31, 2010.

Severance benefits and payments are subject to execution and nonrevocation of a release of claims.

RSUs — Potential Payment Upon Involuntary Termination (Not for Cause) or Retirement

Each of the named executive officers has outstanding RSU awards which may vest upon involuntary termination (not for cause) or upon retirement. RSUs that were granted at least six months prior to involuntary termination or retirement may be paid in shares on a prorated basis and accumulated dividends are paid on the prorated shares. The table below shows the prorated shares and accumulated dividends that would have been payable under outstanding grants of RSUs to the respective officers upon an involuntary termination (not for cause) or retirement as of December 31, 2010.

	Prorated	Accumulated
Name	Shares	Dividends

Steinour	0	$0
Kimble	11,667	4,690
Navarro	10,834	4,355
Dunlap	10,834	4,355
Benhase	11,667	4,690

Compensation of Directors

We compensate our non-employee directors for their services with retainer fees and meeting fees. The Compensation Committee also considers equity awards for non-employee directors on an annual basis. A director may defer all or a portion of the cash compensation payable to the director if he or she elects to participate in the Deferred Compensation Plan and Trust for Huntington Bancshares Incorporated Directors, referred to as the Directors Deferred Plan. We transfer the compensation deferred to a trust fund where it is allocated to the accounts of the participating directors. The trustee of the plan has typically invested the trust fund primarily in shares of our common stock.

Fees Payable in Cash

Each director earns an annual retainer of $35,000. We pay an additional annual retainer of $65,000 to the lead director, $14,000 to the chairman of the Audit Committee, $5,000 to the chairman of the Executive Committee and $10,000 to the chairmen of all other standing board committees, except that we do not pay the lead director any additional retainer for his service as the chairman of the Nominating and Corporate Governance Committee. In addition, we pay meeting fees at the standard rate of $1,500 for each board of directors or committee meeting the director attends; $2,500 for Audit Committee meetings and $750 for each special, teleconference board of directors or committee meeting in which the director participates. As noted, a director may defer all or any portion of his cash compensation if he elects to participate in the Directors Deferred Plan, which is described below. All fees are payable quarterly. Retainer fees are payable in four equal quarterly installments.

Equity Awards

The Compensation Committee considers equity awards for non-employee directors on an annual basis. The form and amounts of any equity awards for directors are determined at the discretion of the Compensation Committee. On July 26, 2010 the Compensation Committee granted each non-employee director a deferred stock award having a value of $45,000. Divided by the stock price of $6.31 per share on the date of grant, each director was awarded 7,131 deferred stock units. These units were vested upon grant and will be released to the each director 6 months following his separation from service. The Compensation Committee has granted deferred stock awards to non-employee directors for each of the past several years (2,500 units in years 2007 through 2009 and 2,000 units in 2006). The Compensation Committee previously granted equity awards to directors in the form of stock options, from 1997 through 2005.

Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for the directors. The minimum ownership level for directors was based on five times the annual retainer fee (excluding committee chairmanship retainers) on October 21, 2009. Based on the fair market value of our common stock on that date, the guideline for directors was set at 40,603 shares. Directors have five years to meet the minimum guidelines (until October 21, 2014). Directors who join the board after October 21, 2009 will have five years from the date of election to the board.

DIRECTOR COMPENSATION 2010

					Change in
					Pension Value
					and
	Fees				Non-qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name(1)	Cash(2)	Awards(3)(4)	Awards(3)	Compensation	Earnings	Compensation	Total

Don M. Casto III	$82,750	$44,997	—	—	—	—	$127,750
Ann B. Crane	18,334	0	—	—	—	—	18,334
Michael J. Endres	90,000	44,997	—	—	—	—	135,000
John B. Gerlach, Jr.	77,250	44,997	—	—	—	—	122,250
D. James Hilliker	67,500	44,997	—	—	—	—	112,500
David P. Lauer	87,500	44,997	—	—	—	—	132,500
Jonathan A. Levy	80,750	44,997	—	—	—	—	125,750
Wm. J. Lhota	82,500	44,997	—	—	—	—	127,500
Gerard P. Mastroianni	57,000	44,997	—	—	—	—	102,000
Richard W. Neu	104,000	44,997	—	—	—	—	149,000
David L. Porteous	113,750	44,997	—	—	—	—	158,750
Kathleen H. Ransier	78,000	44,997	—	—	—	—	123,000
William R. Robertson	112,750	44,997	—	—	—	—	157,750

(1)	Ms. Crane joined the board of directors in August 2010. Steven G. Elliott joined the board of directors in January 2011 and is not included in the table.

(2)	Amounts earned include fees deferred by participating directors under the Directors Deferred Plan.

(3)	Grants of 7,131 deferred stock units were made to each director on July 26, 2010 under the Second Amended & Restated 2007 Stock and Long-Term Incentive Plan. These awards were vested upon grant and are payable six months following separation from service. This column reflects the grant date fair value in accordance with FASB Topic 187 and is equal to the number of units times the fair market value (the closing price) on the date of grant ($6.31). Dividends will be accumulated and paid when the shares are released.

(4)	The directors’ deferred stock units and stock option awards outstanding as of December 31, 2010 are set forth in the table below. The stock options reported for Messrs. Hilliker, Levy and Mastroianni were granted by Sky Financial, or a predecessor, and were converted to options for our stock upon the merger with us in 2007.

	Deferred Stock Awards	Shares Subject to
Name	Outstanding (#)	Option (#)

Don M. Casto III	16,631	42,500
Ann B. Crane	0	0
Steven G. Elliott	0	0
Michael J. Endres	16,631	25,000
John B. Gerlach, Jr.	16,631	42,500
D. James Hilliker	14,631	63,172
David P. Lauer	16,631	25,000
Jonathan A. Levy	14,631	100,781
Wm. J. Lhota	16,631	42,500
Gerard P. Mastroianni	14,631	66,776
Richard W. Neu	7,131	0
David L. Porteous	16,631	17,500
Kathleen H. Ransier	16,631	25,000
William R. Robertson	7,131	0

Directors Deferred Plan

The Directors Deferred Plan allows the members of the board to elect to defer receipt of all or a portion of the compensation payable to them in the future for services as directors. We transfer cash equal to the compensation deferred pursuant to the plan to a trust fund where it is allocated to the accounts of the participating directors. The trustee of the plan has broad investment discretion over the trust fund and is authorized to invest in many forms of securities and other instruments, including our common stock. During 2010, the trustee invested primarily in shares of our common stock.

A director’s account will be distributed either in a lump sum or in equal annual installments over a period of not more than ten years, as elected by each director. Distribution will commence upon the earlier of 30 days after the attainment of an age specified by the director at the time the deferral election was made, or within 30 days of the director’s termination as a director. All of the assets of the plan including the assets of the trust fund are subject to the claims of our creditors. The rights of a director or his or her beneficiaries to any of the assets of the plan are no greater than the rights of our unsecured general creditors. Directors who are also our employees do not receive compensation as directors and are not eligible to participate in this plan.

As of December 31, 2010, the participating directors had the account balances set forth in the table below.

Account Balance at
December 31,
Name	2010

Don M. Casto III	$120,935
Michael J. Endres	419,396
John B. Gerlach, Jr.	550,631
D. James Hilliker	276,465
David P. Lauer	73,701
Wm. J. Lhota	140,369
Richard W. Neu	79,255
David L. Porteous	547,629

Proposal to Approve the Management Incentive Plan for Covered Officers

We are asking shareholders to approve the Management Incentive Plan for Covered Officers, referred to as the MIP, at this meeting. The MIP has been amended and restated effective for plan years beginning on or after January 1, 2011, subject to approval by the shareholders. We are seeking shareholder approval in order to qualify certain awards as deductible for federal income tax purposes under Internal Revenue Code Section 162(m). The MIP is intended to permit the payment of annual cash bonuses that are deductible to the maximum extent possible as “performance-based compensation” under Code Section 162(m).

Code Section 162(m) requires shareholder approval of the material terms of the plan at least every five years. The material terms of the plan include the employees eligible to receive awards, a description of the business criteria (described as “qualifying performance criteria”) upon which the performance goals are based, and the maximum award payable to a participant. Shareholders approved the original Management Incentive Plan in 2004 and a First Amendment to the Management Incentive Plan in 2007.

We believe that our annual cash incentive awards program under the Management Incentive Plan has made a significant contribution to our efforts in attracting and retaining key employees.

More significant changes to the MIP as amended and restated include the following:

•	The MIP has been separated from the annual cash incentive plan applicable to officers who are not employees covered by Section 162(m);

•	The maximum award to any one person for Section 162(m) purposes has changed from $2.5 million to $5 million;

•	The addition of “economic value added” (EVA) as a new performance measure;

•	The addition of “pre-tax pre-provision earnings” as a specific performance measure;

•	The addition of “risk measures” as a new performance measure;

•	Expansion of the list of extraordinary items to include regulatory changes; and

•	Addition of a forfeiture provision under which participants may be required to repay their awards if it is discovered that they engaged in certain misconduct.

If shareholder approval is not obtained, no awards will be paid under the MIP as amended and restated. Further, our ability to deduct any future annual incentive payments to covered employees (defined below) will be impacted to the extent a covered employee’s non-performance based compensation exceeds $1,000,000 for a taxable year (see “Performance Criteria and Goals; 162(m) Considerations” below).

The description of the MIP below is qualified in its entirety by reference to the plan document which is attached as Appendix A to this proxy statement.

Participation

Participation in the MIP is limited to the chief executive officer and those other officers whose compensation is anticipated by the Compensation Committee as potentially exceeding the limit under Section 162(m) and for whom any award is intended to satisfy the performance-based exception. The Compensation Committee will select the covered employees who will participate in the plan for each year during the first ninety (90) days of the year (or such other date as may be permitted or required pursuant to Section 162(m)). The Compensation Committee may, however, select officers who are hired or promoted during a year to participate for the remainder of the year. It is anticipated that approximately 7 officers will participate in the MIP for the year 2011.

Administration

The Compensation Committee of the board administers the plan. For purposes of granting, administering and certifying awards under the plan, the Committee or any sub-committee acting on behalf of the Committee is composed of two or more members of the board each of whom is an “outside director” within the meaning of Section 162(m). Any Committee member who is not an “outside director” within the meaning of Section 162(m) must abstain from participating in any decision to grant, administer or certify awards to participants.

Performance Criteria and Goals; 162(m) Considerations

Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to Huntington’s chief executive officer and to each of the other four most highly compensated executive officers required to be named in the proxy statement (“covered employees”). The general rule is that we can deduct compensation paid to any of these specified executive officers only to the extent that it does not exceed $1,000,000 for a taxable year or qualifies as “performance-based” compensation under Code Section 162(m). Awards under the MIP will be based solely upon the achievement of one or more objective performance goals based on “qualifying performance criteria” as selected by the Committee. The performance goals based upon “qualifying performance criteria” and the potential award, expressed as a percentage of base salary, will be established no later than 90 days after the commencement of the plan years to which the goals relate (or such earlier or later date as permitted by Code Section 162(m)). The Committee has also reserved the right, with respect to any award or awards, to determine that compliance with Code Section 162(m) is not desired after consideration of the goals of our executive compensation philosophy and whether it is in the best interests of our company to have such award so qualified.

Qualifying performance criteria consist of the following:

•	net income;

•	earnings per share;

•	return on average equity;

•	return on tangible common equity (defined as a ratio, the numerator of which is income before amortization of intangibles, and the denominator of which is tangible common equity);

•	return on average assets;

•	economic value added;

•	efficiency ratio determined as the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains);

•	non-interest income to total revenue ratio;

•	net interest margin;

•	revenues;

•	credit quality measures (including non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans);

•	risk measures;

•	net operating profit;

•	loan growth;

•	deposit growth;

•	non-interest income growth;

•	total shareholder return;

•	market share;

•	productivity ratios;

•	interest income;

•	pre-tax pre-provision, which is pre-tax income on a tax equivalent basis adjusted for: provision expense, security gains and losses, and amortization of intangibles; or

•	other strategic milestones based on objective criteria established by the Committee, provided that such strategic milestones must be approved by the shareholders prior to the payment of the award.

The “qualifying performance criteria” for awards may be established individually, alternatively, or in any combination, and applied to either our company as a whole or to a business unit or subsidiary, individually, alternatively, or in any combination. “Qualifying performance criteria” may be different for different participants, as determined in the discretion of the Committee. In determining whether a performance goal has been met, the Committee will include or exclude “extraordinary events” (as defined below) or any other objective events or occurrences, in whichever method that produces the highest award, in either establishing the performance goal based on the qualifying performance criteria or in determining whether the performance goal has been achieved; provided, however, that the Committee retains the discretion to reduce or eliminate an award that would otherwise be paid to any participant based on the Committee’s evaluation of such events or other factors. The Committee may not, under any circumstances, increase an award that otherwise would be due to a participant. Awards may be paid only after the Committee has certified in writing that the performance goals have been met.

Extraordinary events are any of the following:

•	changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results including unforeseen and extraordinary changes in statutes and regulations that govern the Corporation and its industry,

•	accruals for reorganization and restructuring programs;

•	special gains or losses in connection with mergers and acquisitions or on the sale of branches or significant portions of the company;

•	any extraordinary non-recurring items described in ASC 225-20, “Income Statement — Extraordinary and Unusual Items,” and/or in management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the annual report on Form 10-K filed with the Securities and Exchange Commission;

•	losses on the early repayment of debt; or

•	any other events or occurrences of a similar nature.

Payment of Awards; Maximum Awards; Potential Forfeiture of Awards

Awards are payable in cash and are subject to federal, state and local income and other payroll tax withholding. The Committee may not increase an award above the amount determined based on the attainment of specified pre-established performance goals. The maximum award payable to a participant for any plan year will not exceed $5,000,000. The Committee does, however, have the discretion to reduce any award either on a formulaic or discretionary basis or a combination of the two.

No award will be paid to an officer who is not employed by us or by a subsidiary on the day the award is paid except in the case of death, disability, or retirement, or in the event the Committee defers the award or that a change in control of Huntington has occurred. In the event a participant dies, becomes disabled or retires before payment of an award, the Committee may, in its discretion, authorize payment to a participant (or the participant’s estate or designated beneficiary) in such amount as the Committee deems appropriate.

Notwithstanding the previous paragraphs, if Huntington is required to restate any of its financial statements because of a material financial reporting violation, Huntington shall recover the amount in excess of the award payable under the restated financial statements, or such other amount required under the Dodd-Frank Act. Huntington may recover this amount from any current or former participant who received a payment under the MIP during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Wall Street Reform and Consumer Protection Act and any guidance issued thereunder. In addition, if the Committee determines that a participant (1) took unnecessary or excessive risk, (2) manipulated earnings, or (3) engaged in any misconduct described in the Recoupment Policy, the Committee may terminate the participant’s participation in MIP and require repayment of any amount previously paid under the MIP in accordance with the terms of the Recoupment Policy, any other applicable policy and any other applicable laws and regulations.

Change in Control

Upon the occurrence of a change in control the Committee will make interim awards based upon our quarterly financial statements for the quarter ending immediately prior to or coinciding with the change in control. In determining the amount of interim awards, the Committee will follow the usual procedures for calculating awards except that the Committee will annualize the actual level of year-to-date performance achieved with respect to each performance goal and other performance objectives/assessments. Such interim awards will be payable on a pro-rated basis based upon the quarter ending immediately prior to or coinciding with the change in control as follows:

•	first quarter — 25% of the award otherwise payable;

•	second quarter — 50% of the award otherwise payable;

•	third quarter — 75% of the award otherwise payable;

•	fourth quarter — 100% of the award otherwise payable.

In any event, each interim award made to a participant who received an award under the plan for the immediately preceding year will not be less than the target award, expressed as a percentage of base salary, for the preceding year paid on a pro-rated basis as provided above. The Committee will grant an interim award to each participant whether or not employed by Huntington when the change in control becomes effective unless the participant’s employment was terminated for cause.

Generally, a change in control will be deemed to have occurred if:

•	anyone other than a director or officer or an affiliate of a director or officer becomes the beneficial owner of 35% or more of our voting power;

•	our current directors, together with all subsequently elected directors whose election or nomination was approved by the current directors, no longer constitute at least a majority of our board of directors;

•	we merge or consolidate with another entity and the shareholders immediately prior to the merger or consolidation hold less than 51% of the combined entity immediately after the merger or consolidation;

•	there is a sale or other disposition of 50% or more of our assets or earning power;

•	we are liquidated or dissolved; or

•	there is a reorganization, recapitalization, or other transaction which has the same effect as any of the foregoing.

Other Provisions

The Committee is given broad discretion to interpret the Management Incentive Plan and establish rules for its administration. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Management Incentive Plan or any award in order to carry out the plan as intended. To the extent permitted by law, the Committee may delegate its authority under the Management Incentive Plan. The Committee or the Board of Directors shall have the authority to terminate or amend the Management Incentive Plan, unless shareholder approval is required to satisfy the applicable provisions of Code Section 162(m).

Nothing in the Management Incentive Plan limits the authority of the Committee, the Board of Directors, Huntington or any subsidiary to establish any other compensation plan, or limits the authority to pay bonuses or supplemental compensation to any persons employed by Huntington or a subsidiary whether or not such persons are participants in the Management Incentive Plan and without regard to how the amount of such compensation or bonus is determined. However, no such plan will be established or operated in a way that entitles or allows a participant to receive an award under such plan as a substitution or supplement for not achieving goals under the Management Incentive Plan.

The Committee may permit or require a participant to defer receipt of an award which would otherwise be due the participant. In some cases, applicable law and regulations will require deferral of an award which otherwise would be due to the participant.

It is not possible to state in advance the exact amounts of awards that may be made or the identity of the officers who may receive awards under the Management Incentive Plan as amended. It is also not possible to determine the awards that might have been paid in 2010 if the MIP as revised had then been in effect because the Committee has discretion to determine the sizes of awards to be granted under the plan. Any actual awards, however, which are made to Huntington’s named executive officers will be reported as required in Huntington’s future proxy statements.

As noted above, we are submitting the Management Incentive Plan to the shareholders for approval in order to qualify certain awards made to certain officers as deductible for federal income tax purposes under Code Section 162(m). A vote in favor of the Management Incentive Plan will constitute approval of all terms of the plan, including the adoption of all qualifying performance criteria identified above, the eligible employees, and the maximum award payable to a participant.

We believe that our annual cash incentive awards program under the Management Incentive Plan has made a significant contribution to Huntington’s success in attracting and retaining key employees.

The board of directors recommends a vote FOR the approval of the Management Incentive Plan for Covered Officers.

Proposal to Approve the Supplemental Stock Purchase and Tax Savings Plan and Trust

We are asking shareholders to approve the Supplemental Plan at this meeting. We are seeking shareholder approval so that our employer matching contributions to the Supplemental Plan may be used to purchase shares of our common stock. This approval is necessary under the Nasdaq Stock Market Marketplace Rules.

The Supplemental Plan is a nonqualified deferred compensation plan. It was originally adopted effective March 1, 1989. The Supplemental Plan was restated effective January 1, 2005 and most recently amended effective May 1, 2010. The intent of the Supplemental Plan is that contributions, both employee contributions made by participating employees and employer matching contributions made by us, be invested in the company’s common stock. The listing rules of the Nasdaq Stock Market, Inc. were amended in 2002 to require that shareholders approve most equity compensation plans, including material amendments to equity compensation plans such as an increase in the number of employer shares authorized under a plan. The shares of common stock previously authorized and reserved for issuance under the Supplemental Plan were exhausted in 2008. The board of directors authorized additional shares for issuance under the Supplemental Plan in March 2009; however these shares were limited to purchases with employee contributions only since we did not seek shareholder approval of the Supplemental Plan at that time. In accordance with the Nasdaq Stock Market, Inc. rules, employer matching contributions have not been invested in our common stock since previously authorized shares were depleted in 2008. As of December 31, 2010, there remained 372,766 shares of common stock authorized for issuance under the Plan.

The description of the Supplemental Plan below is qualified in its entirety by reference to the plan document which is attached as Appendix B to this proxy statement.

Participation

The purpose of the Supplemental Plan is to provide a supplemental savings program for employees who are designated by the Compensation Committee as having a policy-making role and who are unable to continue to make contributions to the Huntington Investment and Tax Savings Plan, a tax qualified 401(k) plan referred to as HIP, for part of the year. An individual may be unable to make contributions because he has: (I) contributed the maximum amount permitted by the Internal Revenue Service for the calendar year ($16,500 in 2011, or $22,000 if age 55 or older); or (II) received the maximum amount of compensation permitted to be taken into account by the Internal Revenue Service for the calendar year ($245,000 in 2011). As of January 1, 2011 there were 44 employees who had been designated by the Compensation Committee as having a policy-making role and who were eligible to participate in the Supplemental Plan.

Operation of the Plan

HIP and the Supplemental Plan work together. When an employee elects to participate in HIP, he or she designates the percentage between 1% and 75% of base pay on a pre-tax or Roth after tax basis that is to be contributed to HIP. Contributions to HIP are automatically deducted from the employee’s pay and then allocated to a HIP account. We match contributions to HIP according to the following formula: 100% up to the first 3% of base compensation deferred and then 50% on the next 2% of base compensation deferred. The Supplemental Plan generally works the same way. When an eligible employee elects to participate in the Supplemental Plan, he designates the percentage of base pay that is to be contributed to the Supplemental Plan — between 1% and 75% of base pay. All contributions to the Supplemental Plan must be on a pre-tax basis. We then match contributions according to the same formula used by HIP. We suspended our employer matching contributions to both plans during the period March 15, 2009 to April 30, 2010. Under HIP, employees can invest their contributions and our matching contributions in any of 20 investment alternatives. Under the Supplemental Plan, employee pre-tax contributions are generally invested in our common stock. Employer matching contributions have not been used to purchase common stock since September 2008. During 2010 our matching contributions have been invested in the Huntington Money Market Fund.

A participant cannot receive a distribution of any part of his account in the Supplemental Plan until his employment terminates. Once employment terminates, the account in the Supplemental Plan is required to be distributed to the participant. Portions of accounts invested in our common stock are distributed in shares of common stock and the remaining portions are distributed in cash. Distributions from the plan are subject to federal and state income tax withholding.

We may amend the Supplemental Plan without shareholder approval, however, any amendment which materially increases the benefits to executives, such as an increase in authorized shares, will require shareholder approval under the Nasdaq rules.

Other Information

As of December 31, 2010, there were 372,766 shares of common stock authorized for the Supplemental Plan. On February 16, 2011, the board of directors authorized an additional 500,000 shares of common stock for the Supplemental Plan for a total of 872,766. As indicated, shareholder approval of the Supplemental Plan will permit our employer matching contributions to the Supplemental Plan to be invested in common stock. This includes employer matching contributions that have been made previously and invested in an alternative investment. If shareholder approval is not obtained, our matching contributions will be directed to alternative investments.

It is not possible to state in advance how many shares will be received by participants if employer contributions are invested in common stock. It is also not possible to state how many shares would have been received by participants in 2010 if employer contributions could have been used to purchase common stock.

As demonstrated by our executive compensation philosophy and programs, and strong stock ownership guidelines and equity award holding requirements for senior executives, we believe that ownership of company stock by our executives is critical. We further believe that the Supplemental Plan provides an effective vehicle for our key employees to increase their holdings of our common stock for the long-term, especially if our employer contributions can be used to purchase shares.

The board of directors recommends a vote FOR the approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust.

Equity Compensation Plan Information

The following table sets forth information about Huntington common stock authorized for issuance under our existing equity compensation plans as of December 31, 2010.

Number of
Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding
	Options, Warrants,	Options, Warrants,	Securities Reflected
	and Rights(2)	and Rights(3)	in Column (a))(4)
Plan Category(1)	(a)	(b)	(c)

Equity compensation plans approved by security holders	22,065,940	$13.81	16,931,746
Equity compensation plans not approved by security holders	5,773,453	16.21	—

Total	27,839,393	$14.31	16,931,746

(1)	All equity compensation plan authorizations for shares of common stock provide for the number of shares to be adjusted for stock splits, stock dividends, and other changes in capitalization. The Huntington Investment and Tax Savings Plan, a broad-based plan qualified under Code Section 401(a) which includes Huntington common stock as one of a number of investment options available to participants, is excluded from the table.

(2)	The numbers in this column (a) reflect shares of common stock to be issued upon exercise of outstanding stock options and the vesting of outstanding awards of RSUs and RSAs. The shares of common stock to be issued upon exercise or vesting under equity compensation plans not approved by shareholders include several inducement grants issued outside of the Company’s stock plans, and awards granted under the following plans which are no longer active and for which Huntington has not reserved the right to make subsequent grants or awards: the Employee Stock Incentive Plan, a broad-based stock option plan under which employees have received grants of stock options, and employee and director stock plans of Unizan Financial Corp. and Sky Financial Group, Inc. assumed in the acquisitions of these companies.

(3)	The weighted-average exercise prices in this column are based on outstanding options and do not take into account unvested awards of RSUs and RSAs as these awards do not have an exercise price.

(4)	The number of shares in this column (c) reflects the number of shares remaining available for future issuance under Huntington’s Amended 2007 Stock and Long-Term Incentive Plan, excluding shares reflected in column (a). The number of shares in this column (c) does not include shares of common stock to be issued under the following compensation plans: the Executive Deferred Compensation Plan, which provides senior officers designated by the Compensation Committee the opportunity to defer up to 90% of base salary, annual bonus compensation and certain equity awards, and up to 100% of long-term incentive awards; the Supplemental Plan under which voluntary participant contributions made by payroll deduction are used to purchase shares; the Deferred Compensation for Huntington Bancshares Incorporated Directors under which directors my defer their director compensation and such amounts may be invested in shares of common stock; and the Deferred Compensation Plan for directors (now inactive) under which directors of selected subsidiaries may defer their director compensation and such amounts may be invested in shares of Huntington common stock. These plans do not contain a limit on the number of shares that may be issued under them.

Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has again selected Deloitte & Touche LLP as our independent registered public accounting firm for 2011. Deloitte & Touche LLP has served as our independent accountant since 2004. Although not required, we are asking shareholders to ratify the appointment of Deloitte & Touche LLP as the independent accountant for 2011. The Audit Committee will reconsider the appointment of Deloitte & Touche LLP if its selection is not ratified by the shareholders. Representatives of Deloitte & Touche LLP regularly attend meetings of the Audit Committee and will be present at the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so and also will be available to respond to appropriate questions.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The table below reflects the fees billed by Deloitte & Touche LLP for services rendered for us for 2010 and 2009.

	Year Ended	Year Ended
	December 31,	December 31,
Fees	2010	2009

Audit Fees(1)	$1,987,600	$1,968,400
Audit-Related Fees(2)	697,300	711,750
Tax Fees(3)	16,000	4,570
All Other Fees	0	0

Total	$2,700,900	$2,684,720

(1)	Audit fees are fees for professional services rendered for the audits of our annual financial statements and internal control over financial reporting, review of the financial statements included in Form 10-Q filings, and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees generally include fees for assurance services such as audits of subsidiaries and pension plans, compliance related to servicing of assets, and service organization examinations.

(3)	The tax-related services were all in the nature of tax compliance.

Pre-Approval Policies and Procedures

The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent accountant, and will not engage the independent accountant to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related, tax and other services. The terms of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval, it will require specific pre-approval by the Audit Committee. Pre-approval fee levels for all services to be provided by Deloitte & Touche LLP are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to a member of its committee, and has currently delegated pre-approval authority to its chairman. The decisions of the chairman or other member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. All of the services covered by the fees disclosed above were pre-approved by the Audit Committee or its chairman. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management. The Audit Committee has considered and determined that the provision by Deloitte & Touche LLP of the services described above is compatible with maintaining Deloitte & Touche LLP’s independence.

The board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP.

Advisory Approval of Executive Compensation

As discussed in the Compensation Discussion and Analysis section of this proxy statement, we believe that our compensation policies and procedures strongly align the interests of executives and shareholders. We encourage our executives to focus on long-term performance with long-term incentives and also stock ownership and retention requirements. We further believe that our culture focuses executives on sound risk management and appropriately rewards executives for performance. Our compensation policies and procedures are described in detail under Compensation of Executive Officers above.

The resolution set forth below, which is advisory and will not bind the board of directors, gives the shareholders the opportunity to vote on the compensation of our executives. Consideration of this resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934.

Upon the recommendation of the board of directors, we ask shareholders to consider the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Huntington Bancshares Incorporated as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including in the Summary Compensation Table, the Compensation Discussion and Analysis, the additional compensation tables and the accompanying narrative disclosure, is hereby approved on an advisory, non-binding basis.”

The board of directors recommends a vote FOR the adoption of the resolution regarding executive compensation, as described above.

Advisory Recommendation on the Frequency of Advisory Votes on Executive Compensation

At this annual meeting shareholders have the opportunity to consider the frequency of future shareholder advisory votes on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K.

Shareholders may vote on a non-binding, advisory basis, to recommend that the shareholder advisory vote on executive compensation occur every 1, 2 or 3 calendar years, or may abstain from voting on this proposal. The proposal regarding the frequency of shareholder advisory votes on executive compensation is also advisory and will not bind the board of directors. This advisory vote is required pursuant to Section 14A of the Securities Exchange Act of 1934.

The board of directors recommends that shareholders vote to recommend that the shareholder advisory vote on executive compensation occur once every three years for the reasons below.

A significant component of our executive compensation program is focused on long-term value creation. An advisory vote every three years will allow shareholders to better judge our executive compensation program in relation to our long-term performance. As described in the Compensation Discussion and Analysis, one of the core principles of our executive compensation philosophy is to ensure management’s interests are aligned with our shareholders’ interests. Accordingly, we encourage our executives to focus on long-term performance by placing more weight on long-term incentives in our pay mix and by using multi-year performance periods and vesting periods for long-term grants. We also require our executives to own significant levels of Huntington stock. In addition, beginning in 2011, we are requiring executives to hold 50% of the shares received upon the exercise or vesting of equity awards until retirement. A three-year advisory vote would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

We believe that a vote every three years is an appropriate frequency to provide our management and our Compensation Committee sufficient time to consider shareholders’ input and to implement any appropriate changes to our executive compensation program. As discussed above, we thoroughly reviewed our executive compensation program in 2010 with the assistance of the compensation consultant. A vote once every 3 years will allow us to thoughtfully consider our shareholders’ sentiments before making any significant changes going forward. Considering our focus on long-term value creation, and the timing that might be required to implement changes, we believe that an advisory vote once every three years would be the most effective choice.

Our shareholders have had the opportunity to vote on our executive compensation in each of the past two years because of our participation in the TARP program. We were pleased that in both 2009 and 2010, shareholders owning a majority of our shares voted in favor of our executive compensation. The board of directors will take into account the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be considered at our future annual meetings. We will consider the frequency receiving the greatest number of votes (every one, two or three years) to be the frequency recommended by shareholders.

The board of directors recommends a vote to recommend that the advisory vote to approve executive compensation occur once every THREE years.

Our Executive Officers

Each of our executive officers is listed below, along with a statement of his or her business experience during at least the last five years. Executive officers are elected annually by the board of directors.

STEPHEN D. STEINOUR, age 52, has served as our chairman, president and chief executive officer and as chairman, president and chief executive officer of The Huntington National Bank since January 14, 2009. Previously Mr. Steinour was with Citizens Financial Group in Providence, Rhode Island, from 1992 to 2008, where he served in various executive roles, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology and operations among others. He was named president in 2005 and chief executive officer in 2007. In 2008, Mr. Steinour joined Cross Harbor Capital partners in Boston as a managing partner.

ZAHID AFZAL, age 48, has served as our executive vice president and chief information officer since July 2007. Mr. Afzal joined our company upon our acquisition of Sky Financial Group, Inc. where he previously served as executive vice president and chief information officer, from March 2006 to July 2007. Mr. Afzal served as senior vice president in charge of consumer banking technologies for Bank of America from April 2002 to March 2006.

ELIZABETH HELLER ALLEN, age 57, has served as executive vice president and director of corporate public relations and communications for The Huntington National Bank since September 2009. Previously, Ms. Allen was a lecturer at Northwestern University on integrated marketing communications programs. She has served as vice president of marketing and communications for Premier Health Partners in Dayton, Ohio, from October 2005 to March 2008, and as vice president of corporate communications for Dell Corporation, from January 2000 to March 2004.

DANIEL B. BENHASE, age 51, has served as senior executive vice president of The Huntington National Bank since February 2005 and has managed the Bank’s Private Financial Group since June 2000. Mr. Benhase has also managed mortgage lending, consumer lending, mortgage and consumer servicing and community development since November 2010. Mr. Benhase served as Senior Trust Officer from April 2002 to January 2011. Mr. Benhase served as executive vice president of The Huntington National Bank from June 2000 to February 2005. Previously, Mr. Benhase served as executive vice president for Firstar Corporation from 1994 to June 2000, and as executive vice president for Firstar Bank, N.A. from 1992 to 1994 where he was responsible for managing trust, investment management, private banking and brokerage activities.

KEVIN M. BLAKELY, age 59, has served as our senior executive vice president and chief risk officer since July 2009. Before joining our company, Mr. Blakely served as president and chief executive officer for the Risk Management Association located in Philadelphia. Previously Mr. Blakely served as executive vice president and chief risk review officer for Keycorp, from January 2004 to July 2007.

RICHARD A. CHEAP, age 59, has served as our general counsel and secretary and as executive vice president, general counsel, secretary and cashier of The Huntington National Bank since May 1998. Mr. Cheap has also served as a vice president and a director since April 2001, and as secretary from April 2001 to December 2001, of Huntington Preferred Capital, Inc. Previously, Mr. Cheap practiced law with the law firm of Porter, Wright, Morris & Arthur LLP, Columbus, Ohio, from 1981, and as a partner from 1987 to May 1998. While with Porter, Wright, Morris & Arthur LLP, Mr. Cheap represented us in a variety of matters, including acting as lead attorney in negotiating the terms and documentation of most of our bank acquisitions during the preceding nine years.

JAMES S. DUNLAP, age 58, has served as senior executive vice president of The Huntington National Bank since May 2009. He has also served as regional banking group president for The Huntington National Bank since January 2006 overseeing our operations in Michigan, Northwest Ohio, Cleveland and Pittsburgh. Mr. Dunlap has also served as commercial banking director since March 2009, overseeing our commercial banking and treasury management/fee-based services businesses, which includes overall strategic direction and alignment, as well as leadership of the commercial business segment in each of our 11 regions. Since November 2010, Mr. Dunlap has also headed up our capital markets group, including foreign exchange, derivatives and syndications. In addition, Mr. Dunlap had responsibility for the strategic direction of the company’s charitable giving programs from May 2009 to November 2010. Mr. Dunlap has served as regional president for our West Michigan operations since 2001. Mr. Dunlap also served as executive vice president of retail and commercial banking for our operations in the State of Florida in 1996 prior to being named as regional president for that region from 1997 to 2001. Mr. Dunlap joined our company in 1979 in Northwest Ohio serving in several capacities including regional retail administrator, corporate banking group head overseeing commercial lending, treasury management and public funds, and was named regional president of our Northwest Ohio operations from 1992 to 1996.

DONALD R. KIMBLE, age 51, has served as our chief financial officer since August 2004, as senior executive vice president since May 2009, and as treasurer since May 2007. Mr. Kimble served as executive vice president from June 2004 to May 2009. Mr. Kimble served as controller from August 2004 to July 2006. Mr. Kimble has also served as executive vice president and controller for The Huntington National Bank since August 2004. Mr. Kimble has served as president and a director of Huntington Preferred Capital, Inc. since August 2004. Previously, Mr. Kimble served as executive vice president and controller for AmSouth Bancorporation from December 2000 to June 2004, and prior to that held various accounting and subsidiary chief financial officer positions with Bank One Corporation from July 1987 to December 2000.

MARY W. NAVARRO, age 55, has served as regional banking group president since April 2006 and as senior executive vice president of The Huntington National Bank since February 2005. She has managed the retail banking line of business since June 2002 when she joined the Bank as executive vice president. Her current role includes leadership of the branch network, business banking, marketing, online banking, call centers and deposit, card and loan product development and pricing. Previously, Ms. Navarro served as executive vice president and eastern region retail manager for Bank One Corp. from 1996 to May 2002. Ms. Navarro served Bank One Corporation in various capacities from January 1986 and held many senior leadership positions including small business national sales manager, national retail business credit delivery manager, regional business banking sales manager, and commercial banking manager.

DANIEL J. NEUMEYER, age 51, has served as senior executive vice president and chief credit officer for The Huntington National Bank since October 2009. In his current role, Mr. Neumeyer oversees credit policy & risk management, commercial credit transactions, special assets, and collections. Previously, Mr. Neumeyer was chief credit officer for Comerica Bank, from January 2008 to October 2009, where he was responsible for credit approval and portfolio administration for the Texas market. He also was responsible for Comerica Inc.’s corporate credit policy and its credit training program. Mr. Neumeyer joined Comerica and its predecessors in January 1983 and served in various credit administration and related capacities prior to becoming chief credit officer.

KEITH D. SANDERS, age 51, has served as executive vice president and director of human resources since April 2010. Previously, Mr. Sanders was a vice president of human resources at PepsiAmericas, Inc. where he served from July 2003 to April 2010. He also served as the chief diversity and inclusion officer for PepsiAmericas, Inc. from May 2009 until departure. Before that, Mr. Sanders was a district human resources director at AutoNation, supporting over 3,000 associates and managing staffing, recruiting and retention efforts. Mr. Sanders also previously worked as a human resources manager at Target and Federated Department Stores, now known as Macy’s, Inc.

NICHOLAS G. STANUTZ, age 56, has served as senior executive vice president since February 2005 and as the director for auto finance and dealer services since June 1999 for The Huntington National Bank. Since November 2010, Mr. Stanutz has also had responsibility for commercial real estate. Mr. Stanutz served as executive vice president of The Huntington National Bank from June 1999 to February 2005. Previously, Mr. Stanutz served as senior vice president from May 1986 to June 1999, as product manager for automobile financing from June 1994 to June 1999, and as Indiana dealer sales manager from May 1986 to June 1994.

MARK E. THOMPSON, age 52, has served as senior executive vice president since joining our company in April 2009. Mr. Thompson’s current role includes oversight of corporate real estate & facilities, corporate sourcing, insurance and commercial and consumer operations. From April 2009 to November 2010, he served as director of strategy and business segment performance, responsible for the strategic planning with Huntington’s various business units with the goal of improving financial performance and revenue growth. Previously Mr. Thompson served as executive vice president and deputy CFO of ABN AMRO, from October 2007 to April 2009. Before that time, Mr. Thompson served in various roles with Citizens Financial Group, from 2000 to October 2007. Mr. Thompson’s responsibilities with Citizens Financial Group included serving as chief financial officer for one of Citizens’ largest regions and for the company’s retail and business banking segment. Other responsibilities with Citizens included the oversight of special merger and acquisition projects and leadership of the mortgage business.

Proposals by Shareholders for 2012 Annual Meeting

If a shareholder wishes to submit a proposal for possible inclusion in our annual meeting proxy statement and form of proxy for our 2012 annual meeting, the proposal must be submitted to the Secretary, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The Secretary must receive your proposal on or before the close of business on November 8, 2011.

In addition, our bylaws establish advance notice procedures as to (1) business to be brought before an annual meeting of shareholders other than by or at the direction of our board of directors, and (2) the nomination, other than by or at the direction of our board of directors, of candidates for election as directors. Any shareholder who wishes to submit a proposal to be acted upon at next year’s annual meeting or who wishes to nominate a candidate for election as a director should request a copy of these bylaw provisions by sending a written request addressed to the Secretary, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. To be timely, such advance notice must set forth all information required under the bylaws and must be delivered to the Secretary at this address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For the 2012 annual meeting, unless the date of the meeting is before March 22, 2012 or after May 21, 2012, such notice must be received between October 9, 2011, and November 8, 2011.

Other Matters

As of the date of this proxy statement, we know of no other business that may properly be brought before the meeting other than procedural matters relating to the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in the discretion of such persons.

Huntington’s 2010 Annual Report was furnished to shareholders concurrently with this proxy material. Huntington’s Form 10-K for 2010 will be furnished, without charge, to Huntington shareholders upon written request to Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. In addition, Huntington’s Form 10-K for 2010 and certain other reports filed with the Securities and Exchange Commission can be found on the Investor Relations pages of Huntington’s website at huntington.com.

If you are an employee of Huntington or its affiliated entities and are receiving this proxy statement as a result of your participation in the Huntington Investment and Tax Savings Plan a proxy card has not been included. Instead, an instruction card, similar to a proxy card, has been provided so that you may instruct the trustee how to vote your shares held under this plan. Please refer to your instruction card for information on instructing the trustee electronically over the Internet or by telephone.

The Securities and Exchange Commission has adopted “householding” rules which permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (annual meeting materials) with respect to two or more shareholders sharing the same address by delivering one copy of annual meeting materials to these shareholders. Unless we have received contrary instructions, we will deliver only one copy of the annual meeting materials to multiple security holders sharing an address. If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, please contact our transfer agent, Computershare. Also please contact Computershare if you would like to request separate copies of future annual meeting materials, or if you are receiving multiple copies of annual meeting materials and you would like to request delivery of just one copy. You may contact Computershare by telephone at (877) 282-1168 or by mail at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078. If you hold your shares in “street name”, please contact your bank, broker or other holder of record to request information about householding.

APPENDIX A

HUNTINGTON BANCSHARES INCORPORATED

MANAGEMENT INCENTIVE PLAN FOR COVERED OFFICERS
As Amended and Restated Effective for Plan Years
Beginning On or After January 1, 2011

ARTICLE I

PURPOSE; EFFECTIVE DATE

1.1 Purpose.  The purpose of this Management Incentive Plan for Covered Officers (“Plan”) is to reward high performing individuals when their performance has a direct impact on the success of their businesses and Huntington Bancshares Incorporated (“Corporation”). This Plan is intended to permit the payment of bonuses that are deductible to the maximum extent possible as “performance-based compensation” under Section 162(m).

1.2 Effective Date.  The Plan, as amended, will become effective as of January 1, 2011, if approved by a majority of the votes cast by the Corporation’s shareholders at the 2011 annual meeting. No Awards will be paid under the Plan unless shareholder approval is obtained.

ARTICLE II

DEFINITION OF TERMS

As used in the Plan, the following words shall have the meanings stated after them, unless otherwise specifically provided. In the Plan, words used in the singular shall include the plural, and words used in the plural shall include the singular. The gender of words used in this Plan shall include whatever may be appropriate under any particular circumstances.

(a) ‘‘Award” shall mean a cash incentive payment that may be due to a Participant under the Plan.

(b) ‘‘Base Salary” means the annual cash salary actually paid to a Participant for a particular Plan Year; provided however that Base Salary (a) excludes bonuses, incentive compensation, stock options, employer contributions to pension and benefit plans, and other forms of irregular payments, reimbursements and fringe benefits, and (b) includes any compensation that is deferred by the Participant pursuant to a nonqualified deferred compensation arrangement.

(c) ‘‘Board” or “Board of Directors” means the Board of Directors of the Corporation.

(d) ‘‘Change in Control” means, with respect to the Corporation, the occurrence of any of the following:

(1) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any “person” who as of the Effective Date is a Director or officer of the Corporation or whose shares of Common Stock of the Corporation are treated as “beneficially owned” (as such term is used in Rule 13d-3 of the Exchange Act) by any such director or officer, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing thirty-five percent (35%) or more of the combined voting power of the Corporation’s then outstanding securities;

(2) Individuals who, as of the Effective Date, constitute the Board of Directors of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(3) The consummation of a merger or consolidation of the Corporation, other than a merger or consolidation in which the voting securities of the Corporation immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) fifty-one percent (51%) or more of the combined voting power of the Corporation or surviving entity immediately after the merger or consolidation with another entity;

(4) The consummation of a sale, exchange, lease, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Corporation which shall include, without limitation, the sale of assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Corporation on a consolidated basis;

(5) The consummation of a liquidation or dissolution of the Corporation;

(6) The consummation of a reorganization, reverse stock split, or recapitalization of the Corporation which would result in any of the foregoing; or

(7) The consummation of a transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

(e) ‘‘Committee” means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan. For purposes of granting, administering and certifying Awards, the Committee or any sub-committee acting on behalf of the Committee shall be composed of two or more members of the Board each of whom is an “outside director” within the meaning of Section 162(m). Any Committee member who is not an “outside director” within the meaning of Section 162(m) shall abstain from participating in any decision to grant, administer or certify Awards to Participants.

(f) “Corporation” means Huntington Bancshares Incorporated, a Maryland corporation, together with any and all Subsidiaries, and any successor thereto as provided in Section 8.2 herein.

(g) “Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act and any guidance thereunder.

(h) “Extraordinary Events” means, with respect to the Corporation, any of the following (i) changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results, including unforeseen and extraordinary changes in statutes and regulations that govern the Corporation and its industry, (ii) accruals for reorganization and restructuring programs, (iii) special gains or losses in connection with the mergers and acquisitions or on the sales of branches or significant portions of the Corporation, (iv) any extraordinary non-recurring items as described in ASC 225-20, “Income Statement — Extraordinary and Unusual Items,” and/or in management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the annual report on Form 10-K filed with the Securities and Exchange Commission, (v) losses on the early repayment of debt, or (vi) any other events or occurrences of a similar nature as determined by the Committee.

(i) “Officer” means an officer of the Corporation or of a Subsidiary.

(j) “Participant” means an Officer selected by the Committee to participate in the Plan for a particular Plan Year.

(k) “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m).

(l) “Performance Goals” means the specific, objective target or targets that are timely set forth in writing by the Committee with respect to any one or more Qualifying Performance Criteria.

(m) “Plan” means this Huntington Bancshares Incorporated Management Incentive Plan for Covered Officers, as amended by the Corporation from time to time (formerly known as the Huntington Bancshares Incorporated Incentive Compensation Plan and the Huntington Bancshares Incorporated Management Incentive Plan).

(n) “Plan Year” means the calendar year.

(o) “Qualifying Performance Criteria” “Qualifying Performance Criteria” means business criteria allowed under the performance goal requirements of Section 162(m), including any one or more of the following objective performance criteria upon which the achievement of specific, pre-established, objective performance goals for each Participant are based as determined by the Committee in connection with the grant and certification of Awards: (1) net income, (2) earnings per share, (3) return on average equity, (4) return on tangible common equity (defined as a ratio, the numerator of which is income before amortization of intangibles, and the denominator of which is tangible common equity); (5) return on average assets, (6) economic value added, (7) “efficiency ratio” determined as the ratio of total non-interest operating expenses (less amortization of intangibles) divided by total revenues (less net security gains), (8) non-interest income to total revenue ratio, (9) net interest margin, (10) revenues, (11) credit quality measures (including non-performing asset ratio, net charge-off ratio, and reserve coverage of non-performing loans), (12) risk measures, (13) net operating profit, (14) loan growth, (15) deposit growth, (16) non-interest income growth, (17) total shareholder return, (18) market share, (19) productivity ratios, (20) interest income, (21) pre-tax pre-provision, which is pre-tax income on a tax equivalent basis adjusted for: provision expense, security gains and losses, and amortization of intangibles; or (22) other strategic milestones based on objective criteria established by the Committee, provided that, with respect to Covered Employees, such strategic milestones must be approved by the shareholders of the Corporation prior to the payment of any Award. Qualifying Performance Criteria may be expressed in terms of (i) attaining a specified absolute level of the criteria, or (ii) a percentage increase or decrease in the criteria compared to a pre-established target, previous years’ results, or a designated market index or comparison group, all as determined by the Committee. The Qualifying Performance Criteria may be applied either to the Corporation as a whole or to a business unit or subsidiary, as determined by the Committee. Qualifying Performance Criteria may be different for different Participants, as determined in the discretion of the Committee. The Committee will include or exclude Extraordinary Events or any other objective events or occurrences, in whichever method that produces the highest Award, in either establishing the performance goal based on the Qualifying Performance Criteria or in determining whether the performance goal has been achieved; provided, however, that the Committee retains the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant based on the Committee’s evaluation of such events or other factors. The Committee may not, under any circumstances, increase an Award that otherwise would be due to a Participant who is a Covered Employee. Such Extraordinary Events shall be prescribed in a form that meets the requirements of Section 162(m) for deductibility except as otherwise determined by the Committee in its sole discretion after consideration of the goals of the Corporation’s executive compensation philosophy and whether it is in the best interests of the Corporation to have such Award so qualified.

(p) “Section 162(m)” means Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statute of similar import (the “Code”) as interpreted by any regulations, governmental rulings or other official pronouncements promulgated under such statute.

(q) “Subsidiary” or “Subsidiaries” means any corporation or other entity whose financial statements are consolidated with the Corporation.

ARTICLE III

ADMINISTRATION

3.1 Authority of the Committee.  The Committee shall have full discretion to administer the Plan. The Committee is authorized to interpret and construe the Plan and to adopt such rules, regulations, and procedures for the administration of the Plan as the Committee deems necessary or advisable, consistent with qualification of Awards under the Performance-Based Exception. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein, except that to the extent such delegation is not permitted under Section 162(m).

3.2 Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Corporation, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE IV

PLAN PARTICIPANTS

4.1 Participation.  Participation in the Plan shall be limited to the Chief Executive Officer of the Corporation and those other Officers whose compensation is anticipated by the Committee as potentially exceeding the limit under Section 162(m) and for whom any Award is intended to satisfy the Performance-Based Exception. The Committee shall select the Officers who will participate in the Plan for each Plan Year during the first ninety (90) days of the Plan

Year (or such other date as may be permitted or required pursuant to Section 162(m)) and may select Officers who are hired or promoted during a Plan Year to participate for the remainder of the Plan Year. Selection to participate in this Plan in any Plan Year does not require the Committee to, or imply that the Committee will, select the same person to participate in the Plan in any subsequent Plan Year.

ARTICLE V

DETERMINATION OF AWARDS

5.1 Corporation Performance Goals.  Each Plan Year, the Committee shall select the applicable Qualifying Performance Criteria to set forth in writing Performance Goals for the Plan Year that relate to the performance of the Corporation. The determinations made by the Committee under this Section shall be made no later than ninety (90) days after the commencement of the Plan Year to which the Performance Goals relate (or such earlier or later date as is permitted or required under Section 162(m)).

5.2 Potential and Maximum Awards Payable.  Each Plan Year, the Committee shall set forth the potential Award payable upon the achievement of the Performance Goals. The determinations made by the Committee under this Section shall be made no later than ninety (90) days after the commencement of the Plan Year to which the Performance Goals relate (or such earlier or later date as is permitted or required under Section 162(m)). Notwithstanding any other provision of this Plan, the maximum Award payable to a Participant for any Plan Year shall not exceed $5,000,000.

5.3 Certification of Awards.  After the end of each Plan Year, the Committee shall certify in writing the extent to which the applicable Performance Goals were achieved (based on any adjustments for Extraordinary Events, as described previously in this Plan). Awards may not be adjusted upward from the amount otherwise payable to a Participant under the pre-established Performance Goals. The Committee shall retain the discretion to adjust such Awards downward, either on a formulaic or discretionary basis or a combination of the two, as the Committee determines. Notwithstanding any provision of this Plan to the contrary, an Award that is payable may not be reduced or eliminated following a Change in Control.

ARTICLE VI

PAYMENT OF AWARDS

6.1 Payment of Awards.  Unless payment is deferred, Awards will be payable in cash as soon as practicable following the close of the Plan Year. No Award will be paid to a Participant who is not employed by the Corporation or a Subsidiary on the day the Award is paid except (1) in the case of death, disability, or retirement of the Participant, (2) in the event that payment of the Award is deferred, or (3) in the event that a Change in Control of the Corporation has occurred. Notwithstanding any provision to the contrary, unless payment is deferred, in no event may Awards be paid later than the 15th day of the 3rd month after the end of the Plan Year in which the Award is earned. Awards are subject to federal, state and local income and other payroll tax withholding.

Notwithstanding the above, in the event a Participant dies or becomes disabled before payment of an Award, the Committee may, in its discretion, authorize payment to the Participant (or the Participant’s estate or designated beneficiary) in such amount as the Committee deems appropriate. If a Participant retires from the employ of the Corporation under one or more of the retirement plans of the Corporation, or as otherwise specified by the Committee, before payment of an Award, the Committee may, in its discretion, authorize payment to the Participant in such amount as the Committee deems appropriate, provided that such amount is no greater than the pro rata amount of the Award earned by the Participant for achievement of the Performance Goals as of the date of his or her retirement. The pro rata amount shall be determined using a fraction, where the numerator shall be the number of full or partial calendar months elapsed between first day of the applicable Plan Year and the date the Participant retires, and the denominator shall be 12.

ARTICLE VII

INTERIM AWARDS; CHANGE IN CONTROL

7.1 Change in Control Provisions.  In the event of a Change in Control, the following provisions shall apply:

(a) The Committee shall make interim Awards based upon the Corporation’s quarterly financial statements for the quarter ending immediately prior to or coinciding with the Change in Control.

(b) In determining the amount of interim Awards, the Committee shall follow the procedures for calculating Awards, except that the Committee shall annualize the actual level of year-to-date performance achieved with respect to each performance goal and such other performance objectives/assessments as the Committee shall determine. The amount of the Awards so calculated shall be payable on a pro-rated basis based upon the quarter ending immediately prior to or coinciding with the Change in Control in accordance with the following percentages:

First Quarter — 25% of the Award otherwise payable

Second Quarter — 50% of the Award otherwise payable

Third Quarter — 75% of the Award otherwise payable

Fourth Quarter — 100% of the Award otherwise payable

(c) Notwithstanding the foregoing, each interim Award to be made under this Article 7 to any Participant who received an Award under this Plan for the Plan Year immediately preceding the year in which the Change in Control occurs shall not be less than the target award opportunity expressed as a percentage of Base Salary for the preceding Plan Year paid on a pro-rated basis as provided in subparagraph (b) above.

(d) The Committee shall grant an interim Award in accordance with this Article 7 to all Participants whether or not the Participants are employed by the Corporation when the Change in Control becomes effective unless the employment of such Participant was terminated for cause, as determined by the Corporation in its sole discretion.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1 Guidelines.  From time to time the Committee may adopt written guidelines for implementation and administration of the Plan.

8.2 Successors.  All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Corporation, or a merger, consolidation, or otherwise.

8.3 Unfunded Plans and Restrictions on Transfer.  It is intended that the Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the use of trusts or other arrangements to meet the obligations hereunder, provided, however, that the existence of such trusts or arrangements is consistent with the “unfunded” status of the Plan. Any benefits to which a Participant or his or her beneficiary may become entitled under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so transfer or encumber such benefits shall be void. This Plan does not give a Participant any interest, lien, or claim against any specific asset of the Corporation. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Corporation.

8.4 Status of Awards under Section 162(m).  If any provision of the Plan or any agreement relating to an Award does not comply or is inconsistent with the requirements of Section 162(m), such provision or agreement shall be construed or deemed amended to the extent necessary to conform to such requirements. Notwithstanding the above, the Committee in its sole discretion may, with respect to any Award under the Plan, determine that compliance with Section 162(m) is not desired after consideration of the goals of the Corporation’s executive compensation philosophy and whether it is in the best interests of the Corporation to have such Award so qualified.

8.5 Deferrals of Awards.

(a) Participant-Initiated Deferrals.  Unless otherwise provided by the Committee, a Participant may elect to defer payment of the Participant’s Award under the Plan if deferral of an Award under the Plan is permitted pursuant to the terms of a deferred compensation program existing at the time the election to defer is permitted to be made, and the Participant complies with the terms of such program and Section 409A of the Code and any guidance thereunder.

(b) Committee-Initiated Deferrals.  Notwithstanding any provision of the Plan to the contrary, any payment due under this Plan to an “Executive Officer” under the Dodd-Frank Act shall not be made until such period specified under the Dodd-Frank Act, if applicable. If during this deferral period, (1) the Corporation experiences a financial loss or (2) the Committee learns of inappropriate risk-taking activities by the Participant, the Committee will reduce the amount of the payment otherwise due to the Participant, in accordance with the procedures set forth in the Dodd-Frank Act. In addition, except in the situation of a Change in Control, the Committee may defer payment of an Award for such period as the Committee may determine. Any such deferrals of payment under this paragraph shall be made in compliance with all applicable federal and state banking regulations, including the Dodd Frank Act, and with Section 409A of the Code and any guidance thereunder.

8.6.  Other Plans.  Nothing in this Plan shall be construed as limiting the authority of the Committee, the Board of Directors, the Corporation or any Subsidiary to establish any other compensation plan, or as in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a Subsidiary, whether or not such person is a Participant in this Plan and regardless of how the amount of such compensation or bonus is determined. However, no such plan will be established or operated in a way that entitles or allows a Participant to receive an award under such plan as a substitution or supplement for not achieving goals under this Plan.

8.7 Expenses of Plan.  The costs and expenses of administering the Plan will be borne by the Corporation.

8.8 No Employment Rights.  No Participant has any right to be retained in the employ of the Corporation or any Subsidiary by virtue of participation in the Plan.

8.9 Governing Law.  The Plan shall be governed by and construed according to the laws of the State of Ohio, without reference to its choice of law provisions.

8.10 Forfeiture/Recoupment.  Notwithstanding any provision of the Plan to the contrary, if the Corporation is required to restate any of its financial statements because of a material financial reporting violation, the Corporation shall recover the amount in excess of the Award payable under the Corporation’s restated financial statements, or such other amount required under the Dodd-Frank Act. The Corporation may recover this amount from any current or former Participant who received a payment under this Plan during the three-year period preceding the date on which the restatement is required, or from any other individual specified in the Dodd-Frank Act. In addition, if the Committee determines that a Participant (1) took unnecessary or excessive risk, (2) manipulated earnings, or (3) engaged in any misconduct described in the Huntington Bancshares Incorporated Recoupment Policy (the “Recoupment Policy”), the Committee may terminate the Participant’s participation in this Plan and require repayment of any amount previously paid under this Plan in accordance with the terms of the Recoupment Policy, any other applicable policy of the Corporation, and any other applicable laws and regulations.

ARTICLE IX

AMENDMENT AND TERMINATION

9.1 Amendment and Termination.  The Corporation may at any time terminate, or from time to time, amend the Plan by action of the Board of Directors or by action of the Committee without shareholder approval unless such approval is required to satisfy the applicable provisions of Section 162(m) or state or federal securities laws.

APPENDIX B

HUNTINGTON BANCSHARES INCORPORATED

SUPPLEMENTAL STOCK PURCHASE AND TAX SAVINGS PLAN AND TRUST
Amended and Restated Effective January 1, 2005
And as Amended Effective March 15, 2009 and May 1, 2010

ARTICLE I

PREFACE

Section 1.1. Effective Date.  The effective date of the Plan, as amended and restated, is January 1, 2005.

Section 1.2. Purpose of the Plan.  The purpose of this Plan is to provide a supplemental savings program for Eligible Employees of Huntington Bancshares Incorporated and its related companies who are unable to make contributions to the Huntington Stock Purchase and Tax Savings Plan because the Employees have made the maximum elective deferrals under Internal Revenue Code Section 402(g) or the maximum elective contributions under the terms of the Huntington Stock Purchase and Tax Savings Plan.

Section 1.3. Governing Law.  This Plan shall be regulated, construed and administered under the laws of the State of Ohio.

Section 1.4. Gender and Number.  The masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall include the plural unless otherwise clearly required by the context.

ARTICLE II

DEFINITIONS

Section 2.1. In General.  Except as otherwise provided in this Plan, the terms defined at Article II of the Huntington Stock Purchase and Tax Savings Plan and Trust, which are expressly incorporated herein by reference, shall have the same meaning when used in this Plan, unless the context clearly indicates otherwise. The term “Company” shall refer to Huntington Bancshares Incorporated in its capacity as Sponsor. Huntington Bancshares Incorporated is also an Employer.

Section 2.2. Code means the Internal Revenue Code of 1986, as amended from time to time and regulations relating thereto.

Section 2.3. Committee shall mean the Stock Purchase Plan Committee, as described in Article IX of the Qualified Plan.

Section 2.4. Eligible Employee shall mean, for any Plan year, a person employed by an Employer who is a Participant in the Qualified Plan and who is determined by the Compensation Committee of the Company’s Board of Directors to be a member of a select group of management or highly compensated employees and who is designated by the Compensation Committee of the Company’s Board of Directors to be an Eligible Employee under the Plan. Any Employee who was a Participant on November 19, 1997, is not an Eligible Employee unless nominated by the Compensation Committee of the Company’s Board of Directors. The accounts of such former Eligible Employees shall remain in the Plan and be administered in accordance with the Plan.

Prior to the beginning of the Plan year for which their participation shall be effective, the Company shall notify those individuals, if any, who will (for the first time) become Eligible Employees effective as of the first day of the Plan Year following their election by the Compensation Committee of the Company’s Board of Directors. Once the Compensation Committee of the Company’s Board of Directors determines that an individual is an Eligible Employee, that person shall remain an Eligible Employee for all following Plan Years unless or until the Compensation Committee of the Company’s Board of Directors determines that he is no longer an Eligible Employee, in which case the person’s participation in the Plan shall cease effective as of the first day of the Plan Year following his removal.

Section 2.5. Participant shall mean any Eligible Employee who has agreed to be bound by the terms of this Plan pursuant to Section 3.1.

Section 2.6. Plan shall mean the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust, as herein set out or as duly amended.

Section 2.7. Plan Administrator shall mean the Committee.

Section 2.8 Qualified Plan shall mean the Huntingotn Investment and Tax Savings Plan and Trust, as it may be amended from time to time.

Section 2.9 Supplemental Account shall mean the balance posted to the record of each Participant or Beneficiary and as adjusted as of each Valuation Date, less any payments therefrom.

Section 2.10. Supplemental Pre-Tax Contributions shall mean the contributions made by a Participant pursuant to Section 3.1. The Trustee shall hold the Supplemental Pre-Tax Contributions of each Participant in a Supplemental Account.

Section 2.11. Supplemental Matching Contributions shall mean the contributions made by an Employer pursuant to Section 3.2. The Trustee shall hold the Supplemental Matching Contributions of each Participant in a Supplemental Account.

Section 2.12. Trust or Fund or Trust Fund shall mean the total contributions made pursuant to the Plan by the Company or Employees and by the Participants and held by the Trustee in a separate Trust, increased by any profits or income thereto and decreased by any loss or expense incurred in the administration of the Trust or payments therefrom under the Plan.

Section 2.13. Trustee shall mean Huntington National Bank or any successor trustee hereunder.

Section 2.14. Valuation Date shall mean each business day of the Plan Year that the New York Stock Exchange is open for trading or such other date or dates deemed necessary or appropriate by the Administrator.

ARTICLE III

SUPPLEMENTAL CONTRIBUTIONS

Section 3.1. Supplemental Pre-Tax Contributions.  Each Eligible Employee may elect to have all or any portion of the Pre-Tax Contributions (matched or unmatched) that he elected to defer under the Qualified Plan, but which cannot be allocated to his PreTax Contribution account under such plan for the Plan Year because the Employee has (a) made the maximum elective deferrals under Internal Revenue Code Section 402(g), (b) exceeded the annual limitation on the amount of Compensation that can be considered for purposes of contributions to the Qualified Plan, or (c) exceeded the maximum elective contributions under the terms of the Qualified Plan, allocated to his Supplemental Account under this Plan. Notwithstanding the foregoing, effective only for the 2009 Plan Year, elective deferrals under the Qualified Plan that are not contributed to the Qualified Plan so that the Qualified Plan may satisfy the Actual Deferral Percentage test will be returned to the Participant and not contributed to this Plan.

An election pursuant to this section must be made prior to the calendar year in which the Compensation to which such election applies is earned; except as to the year in which an employee first becomes an Eligible Employee. With respect to the year in which an employee first becomes an Eligible Employee, the election must be made within 30 days of first becoming an eligible employee, and such election will apply to Compensation earned in pay periods commencing on or after the date of election. An election shall remain in full force and effect for subsequent calendar years unless revoked or modified by written instrument delivered to the Plan Administrator prior to the first day of the calendar year for which such revocation is to be effective.

Supplemental Pre-Tax Contributions shall be paid to the Trustee by the Employer within a reasonable time after the payroll period with respect to which the reduction in an Employee’s Compensation pertains, but in no event later than the end of the succeeding month.

Section 3.2. Supplemental Matching Contributions.  Commencing at such time as the Company, in its discretion as exercised by its Chief Executive Officer, shall elect, the Employer shall make Supplemental Matching Contributions to the Plan equal to one hundred percent (100%) of the Supplemental Pre-Tax Contributions made by a Participant each pay period pursuant to Section 3.1 of the Plan; provided, however, such Supplemental Matching Contributions shall not be made on elective deferrals that exceed three percent (3%) of the Participant’s Compensation each pay period.

The employer shall make additional Supplemental Matching Contributions to the Plan equal to fifty percent (50%) of the Supplemental Pre-Tax Contributions made by a Participant each pay period pursuant to Section 3.1 to the extent that such elective deferrals exceed three percent (3%) but do not exceed five percent (5%) of the Participant’s Compensation each pay period. Such Supplemental Matching Contributions shall be fully vested and nonforfeitable at all times.

Supplemental Matching Contributions may be made by the Employer concurrently with payments to the Trustee of the Participant’s Supplemental Pre-Tax Contributions under Section 3.1; provided, however, such Supplemental Matching Contributions shall be made no later than the time prescribed by law for filing the Employer’s federal income tax return (including extensions) for the taxable year with respect to which the Supplemental Matching Contributions are made. Supplemental Matching Contributions may be made in the form of cash or Common Stock, or a combination thereof.

Notwithstanding any provision of the Plan to the contrary, Supplemental Matching Contributions shall be based on compensation earned and deferrals made after the effective date of the amendment to the Huntington Investment and Tax Savings Plan (the “HIP”) to incorporate matching contribution provisions into the HIP, as reflected in the terms of such amendment.

Section 3.3. Investments, Allocation to Participant Accounts.

(a) All amounts contributed to the Plan by the Participants and the Employers shall be invested by the Trustee solely in Common Stock. The purchase price of shares of Common Stock purchased on the open market for Participants in the Plan will be the actual price paid for all such shares purchased. When the Trustee acquires shares of Common Stock directly from the Employer, the purchase price of such shares will be either (a) the price of the Common Stock prevailing on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934, or (b) if the Common Stock is not traded on such a national securities exchange, a price not less favorable to the Plan than the offering price for the Common Stock as established by the current bid and asked prices quoted by persons independent of the Employer and of any party in interest.

(b) In the event Huntington Bancshares Incorporated or any Participant is, or will be, prohibited from investing or trading in Common Stock under applicable State or Federal security laws, the Trustee, at the direction of the Plan Administrator, may (i) keep amounts contributed to the Plan that are subject to the prohibition on investing or trading in Common Stock (including any cash dividends on Common Stock that are subject to the prohibition) either in cash (which includes both interest bearing deposit accounts or money market funds) or alternative investment funds that do not include Common Stock, or (ii) appoint an independent agent for the Plan to purchase shares of Common Stock on behalf of the Plan during such periods, to the extent permitted under State or Federal security laws. For amounts contributed that are subject to (i), the Participant may elect whether amounts contributed will be invested in cash or in alternative investment funds in accordance with procedures adopted by the Plan Administrator governing such elections. If a Participant fails to make an election, amounts contributed to the Plan which are subject to (i) will be invested in cash. The alternative investment funds shall be selected by the Committee.

(c) The assets of the trust fund shall be held by the Trustee in the name of the Trust in a commingled fund. As contributions by and for Participants are received by the Trustee, it shall purchase for the Trust, or cause to be purchased for the Trust, the number of whole shares of Common Stock, or, if required under part (b) above, the amount of cash or alternative investments, which may be purchased with the amount of such contributions. When purchased, the Trustee shall allocate to the Supplemental Accounts of each Participant, as applicable, the number of shares of Common Stock, any fractional shares, the amount of cash, and the amount of any alternative investments, equal in value to the amount of the contribution made by and for such Participant which was applied toward the purchase of such shares, cash, or alternative investments. Stock Rights, if any, and any Common Stock received with respect to Common Stock, shall be allocated to the Supplemental Accounts of Participants in proportion to the shares of Common Stock allocated to each Supplemental Account.

(d) Notwithstanding the foregoing provisions of this Section 3.3, the Trustee may, in its sole discretion, maintain in cash from the contributions by and for the Participants such amount as it deems necessary for the operation and administration of the Trust, to provide for payment of fractional shares of Participants and such other purposes as may be necessary. Cash maintained for this purpose shall be kept to a minimum consistent with the duties and obligations of the Trustee, and shall not be required to be invested at interest. The Trustee shall maintain separate “Cash

Accounts” for each Participant which shall reflect his share of such cash allocated to his Supplemental Account in the Plan.

Section 3.4. Section 409A of the Code and Contributions.  Effective January 1, 2006 each Participant will immediately report to the Plan Administrator any change in his or her elective deferral amount pursuant to the Qualified Plan. The Plan Administrator will independently monitor Participant elective deferrals in the Qualified Plan as well as any other plan subject to Section 402(g) of the Code. If a Participant changes an elective deferral percentage, including an election to add catch-up contributions after December 31 of the prior Plan Year, such election for purposes of this Plan will be ignored. This Plan will be administered in accordance with the most recent elections on file with the Plan Administrator as of December 31 of the preceding year for the current year. The Plan Administrator will determine operation of this Plan pursuant to a Participant’s initial Qualified Plan deferral election. Any Supplemental Matching Contributions pursuant to this Plan are limited to deferral amounts paid to this Plan. The limitation of this Section 3.4 is intended to accomplish compliance with Section 409A of the Code and Internal Revenue Service guidance promulgated thereunder, and shall be construed and administered accordingly.

ARTICLE IV

PAYMENT OF BENEFITS

Section 4.1. Benefit Payments to Participants.  Each Participant shall receive payment of the Participant’s Supplemental Account after the Participant’s termination of the Participant’s employment with his Employer, all affiliates of his Employer, Huntington Bancshares Incorporated, or any affiliate of Huntington Bancshares Incorporated (“Termination”). A Participant whose Termination occurs after December 31, 2004 and before January 1, 2008 shall receive payment of the portion of his or her Supplemental Account that was vested before January 1, 2005, as soon as practicable after the date of Termination. The remaining balance of the Participant’s Supplemental Account will be paid as soon as practicable after the date that is six months after the date of Termination. A Participant whose Termination occurs after December 31, 2007 shall receive payment of his or her entire Supplemental Account as soon as practicable after the date that is six months after the date of Termination.

Section 4.2. Death Benefits.  Upon the death of a Participant, the balance of his Supplemental Account, if any, shall be paid to the beneficiary or beneficiaries designated by the Participant. Such death benefit shall be paid in a lump sum to the beneficiary or beneficiaries within a reasonable time after the Participant’s death.

Each Participant may name a beneficiary or beneficiaries on a form provided by the Committee. If there is no designated beneficiary surviving at a Participant’s death, payment of the Participant’s Supplemental Account shall be made to his estate. A Participant may designate a new beneficiary or beneficiaries at any time by filing with the Committee a written request for such change on a form prescribed by it. Neither the Trustee, the Committee nor the Employer shall be liable by reason of any payment of the Participant’s Supplemental Account made before receipt of such form designating a new beneficiary or beneficiaries.

ARTICLE V

TRUST

Section 5.1. Establishment and Irrevocability of the Trust.  The Trustee accepts the Trust created hereby and covenants that it will hold all property which it may receive hereunder, in trust, separate and apart from the general assets of the Company, exclusively for the purposes set forth herein. All contributions to the Trust shall be irrevocable. The Company shall have no right or power to direct the Trustee to return to the Sponsor, or to divert to others any of the assets of the Trust.

Section 5.2. Grantor Trust.  This Trust is intended to be a grantor trust within the meaning of Code Section 671, and shall be construed accordingly.

Section 5.3. Limitation on Rights of Participants and Beneficiaries.  No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time that such assets are paid to the Participant or Beneficiary as provided in Article 4. The right of a Participant or Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company.

Section 5.4. Insolvency of the Company.  The Company shall be considered to be “Insolvent” for purposes of this Plan if (1) the Company is unable to pay its debts as they mature, or (2) the Company is subject to pending a proceeding as a debtor under the Bankruptcy Code.

If the Company becomes Insolvent, the Board of Directors and chief executive officer, or other Employee of comparable status, of the Company shall notify the Trustee in writing that the Company has become Insolvent. A creditor of the Company, or any person claiming to be a creditor of the Company may also notify the Trustee in writing that the Company has become Insolvent. Upon receipt of such notification, the Trustee shall immediately suspend benefit payments to Participants and Beneficiaries. Within thirty (30) days after receipt of such notification, the Trustee shall independently determine whether the Company is, in fact, Insolvent. If the Trustee determines that the Company is not Insolvent, or is no longer Insolvent, it shall resume benefit payments pursuant to Article 4; otherwise, the Trustee shall hold the assets of the Trust for the benefit of the Company’s general creditors. Thereafter, the Trustee shall follow the instructions of a court of competent jurisdiction with respect to the disposition of the assets of the Trust.

Absent actual knowledge that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. Nothing in this Plan shall in any way diminish any rights of a Participant or Beneficiary to pursue his rights as a general creditor of the Company with respect to his benefits under this Plan.

ARTICLE VI

TRUSTEE

Section 6.1. Powers of Trustee.  The Trustee shall have, subject to the terms of this Plan, full and exclusive powers of investment, reinvestment, management and control over the assets of the Trust Fund, including the power to sell, exchange or convert the same and to sell or exercise in such manner as it may deem appropriate any Common Stock or Stock Rights. The Participants shall have the right, pursuant to procedures established by the Committee, to direct the exercise or disposition of any Stock Rights allocated to their accounts. The Trustee shall have full power and authority to consent to, join in or oppose any plan of reorganization, and pursuant thereto, to exercise any right of conversion granted by any such plan, to receive in exchange for any shares of Common Stock or Stock Rights, other investments pursuant to such plan of reorganization, to cause the Common Stock to be registered in its name or the name or names of its nominee or nominees and to vote the shares of Common Stock in person or by proxy.

Section 6.2. Voting Rights.  The Trustee shall vote all shares of Common Stock allocated to the Trust as directed by the Committee.

Section 6.3. Expenses of the Trust.  All costs and expenses incurred in administering this Plan, including expenses in connection with the purchases or sales of Common Stock or Stock Rights, such as commissions, transfer taxes and other similar charges and expenses, and including income taxes, the fees and expenses of the Trustee, the fees of its counsel, the cost of audits, and other administrative expenses, shall be paid by the Employers and shall be reasonably apportioned among them.

Section 6.4. Valuation of Trust Funds.  The Trust Fund shall be valued as of the Valuation Date at the fair market value thereof. The valuation shall include the value of all Common Stock and any Stock Rights held by the trust, dividends declared on Common Stock (whether or not received by the Trustee as of the Valuation Date), and the amount of any cash on hand. Any liabilities or expenses due or accrued on such date shall be deducted. In valuing Common Stock the Trustee shall use the value determined by computing the mean between the bid price and the asked price on a recognized national securities exchange or as quoted by the National Association of Securities Dealers Inc. through NASDAQ on the Valuation Date, or if there is no such quoted bid and asked price on that date, the mean between the bid and asked price on the most recent date prior to the Valuation Date on which such bid and asked price is available.

Section 6.5. Records and Reports.  The Trustee shall keep full and complete books of account. The Trustee shall submit to the Committee monthly reports which shall include a list of the assets of the trust fund (Common Stock, Stock Rights and cash), the valuation of the same as of the Valuation Date, and the shares and rights assigned to and the value of Participant’s Supplemental Account. Such reports shall also include a statement of all purchases, sales, and other material transactions, facts or events concerning the Trust.

Section 6.6. Removal or Resignation of Trustee.  The Trustee may be removed at any time by Huntington Bancshares Incorporated upon ten days notice in writing to the Trustee. The Trustee may resign at any time upon ten days notice in writing to Huntington Bancshares Incorporated. In the event of a vacancy in the office of Trustee, Huntington Bancshares Incorporated shall appoint a successor trustee or trustees who, upon acceptance of such appointment, shall have all the powers and duties of the predecessor trustee. The title to all funds and properties constituting the Trust Fund shall vest in those who shall from time to time be the successor trustee or trustees hereunder.

Section 6.7. Tender Offers.  The following provisions shall apply in the event any tender or exchange offer (an “Offer”) is made for the Common Stock:

(a) As soon as practical after the commencement of an Offer for shares of Common Stock, the Committee shall use its best efforts to timely distribute, or cause to be distributed, to each Participant such information as is distributed to shareholders of Huntington Bancshares Incorporated in connection with such Offer. The Committee shall provide each Participant with forms which the Participant may use to instruct the Trustee whether or not to tender shares of Common Stock allocated to his Supplemental Account, to the extent permitted under the terms of such Offer. The Trustee also shall provide each Participant with forms which the Participant may use to revoke any prior instruction at any time prior to the withdrawal deadline of the Offer.

(b) Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the Offer for any or all of the Common Stock allocated to his Supplemental Account. The Trustee shall follow the directions of each Participant, but the Trustee shall not tender shares of Common Stock for which no instructions are received.

The giving of instructions by a Participant to the Trustee to tender shares and the tender thereof shall not be deemed a withdrawal, or result in suspension, from the Plan solely by reason of the giving of such instructions and the Trustee’s compliance therewith. The number of shares with respect to which a Participant may provide instructions shall be the total amount of shares credited to his Supplemental Account as of the close of business on the day preceding the date on which the Offer is commenced, or such earlier date as shall be designated by the Committee.

(c) Any securities received by the Trustee as a result of a tender of shares of Common Stock shall be held, and any cash so received shall be invested in short-term investments, for the Supplemental Account of the Participant with respect to whom shares of Common Stock were tendered. The Trustee may, as it deems appropriate, elect to reinvest any securities received as a result of a tender of shares of Common Stock in short-term investments.

ARTICLE VII

ADMINISTRATION OF THE PLAN

Section 7.1. Administration by the Company.  The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

Section 7.2. General Powers of Administration.  All provisions set forth in the Qualified Plan with respect to the administrative powers and duties of Huntington Bancshares Incorporated, when relevant, including the appointment of a Plan Administrative Committee to act as the agent of the Company in performing these duties, shall apply to this Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by Huntington Bancshares Incorporated with respect to the Plan. The Trustee is specifically authorized to adopt unit accounting so that the administration of this Plan can be done on the basis of daily valuations.

ARTICLE VIII

MISCELLANEOUS

Section 8.1. Amendment or Termination.  Huntington Bancshares Incorporated reserves the right at any time to amend or terminate this Plan and each Employer reserves the right to terminate its participation therein; provided that no such amendment or termination shall have the effect of giving any Employer any right or interest in, or of revoking or diminishing the rights and interest of any Employee in, the funds then held by the Trustee. In the event this Plan is terminated, all Participants and Beneficiaries shall receive distribution of their Supplemental Accounts.

Section 8.2. No Contract of Employment.  Nothing in the Plan shall be deemed or construed to impair or affect in any manner whatsoever, the right of the Employers, in their discretion, to hire Employees and, with or without cause, to discharge or terminate the service of Employees or Participants.

Section 8.3. Prohibition Against Assignment.  To the extent permitted by law, the interest of a Participant or Beneficiary in any benefit or payment herefrom shall not be subject to transfer, alienation, or assignment.

Section 8.4. Payment in Event of Incapacity.  If any person entitled to any payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him.

Section 8.5. Headings.  The headings and subheadings in this Plan have been inserted for convenience and reference only and are to be ignored in any construction of the provisions hereof.

+

Annual Meeting Proxy Notice

Important Notice Regarding the Availability of Proxy Materials for the
Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 21, 2011
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBAN2011 to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials — If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2011, to facilitate timely delivery.

■	C O Y	+
01AE2E

Proxy – Huntington Bancshares Incorporated
The 2011 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 21, 2011, in the Grand Ballroom at The Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio, at 1:00 p.m., local Columbus, Ohio, time.
The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 – Don M. Casto III	02 – Ann B. Crane	03 – Steven G. Elliott	04 – Michael J. Endres	05 – John B. Gerlach, Jr.
	06 – D. James Hilliker	07 – David P. Lauer	08 – Jonathan A. Levy	09 – Gerard P. Mastroianni	10 – Richard W. Neu
	11 – David L. Porteous	12 – Kathleen H. Ransier	13 – William R. Robertson	14 – Stephen D. Steinour

2.	Approval of the Management Incentive Plan for Covered Officers.

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust.

4.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011.

5.	A resolution to approve, on an advisory, non-binding basis, the compensation of executives as disclosed in the proxy materials.

6.	An advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.

7.	Any other business that properly comes before the meeting.
The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2–5, and for a frequency of THREE YEARS under proposal 6.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
à	Internet – Go to www.envisionreports.com/HBAN2011. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

à	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

à	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2011.

01AE2E

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 21, 2011.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/HBAN2011 • Follow the steps outlined on the secured website.

Vote by telephone
•    Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•    Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2–5, and for THREE YEARS under proposal 6.

1.	Election of Directors:

01 – Don M. Casto III, 02 – Ann B. Crane, 03 – Steven G. Elliott,
04 – Michael J. Endres, 05 – John B. Gerlach, Jr., 06 – D. James Hilliker,
07 – David P. Lauer, 08 – Jonathan A. Levy, 09 – Gerard P. Mastroianni,
10 – Richard W. Neu, 11 – David L. Porteous, 12 – Kathleen H. Ransier,
13 – William R. Robertson, 14 – Stephen D. Steinour
+
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.

01 -	☐	02 -	☐	03 -	☐	04 -	☐	05 -	☐	06 -	☐	07 -	☐

08 -	☐	09 -	☐	10 -	☐	11 -	☐	12 -	☐	13 -	☐	14 -	☐

☐	FOR all nominees
☐	WITHHOLD vote from all nominees

			For	Against	Abstain

2.	Approval of the Management Incentive Plan for Covered Officers.		☐	☐	☐

4.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2011.		☐	☐	☐

		1 Yr	2 Yrs	3 Yrs	Abstain

6.	An advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

		For	Against	Abstain

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust.	☐	☐	☐

5.	A resolution to approve, on an advisory, non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐

7.	Any other business that properly comes before the meeting.

B	Non-Voting Items
Change of Address — Please print new address below.

PLEASE SIGN ON THE REVERSE SIDE IF VOTING BY MAIL.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Huntington Bancshares Incorporated	+

Proxy Solicited by the Board of Directors for Annual Meeting — April 21, 2011
The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), hereby appoints Mary Beth M. Clary, John W. Liebersbach, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Thursday, April 21, 2011, in the Grand Ballroom at The Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio, at 1:00 p.m., local Columbus, Ohio, time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
Huntington’s Board of Directors recommends a vote FOR each of the nominees for director, FOR proposals 2–5, and for a frequency of THREE YEARS under proposal 6.
IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR THE APPROVAL OF THE MANAGEMENT INCENTIVE PLAN FOR COVERED OFFICERS; FOR THE APPROVAL OF THE SUPPLEMENTAL STOCK PURCHASE AND TAX SAVINGS PLAN AND TRUST; FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011; FOR THE RESOLUTION TO APPROVE, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT; AND FOR AN ADVISORY, NON-BINDING RECOMMENDATION ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION OF THREE YEARS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon and date. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or in any other representative capacity, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	+

+

Annual Meeting Instruction Notice

Important Notice Regarding the Availability of Proxy Materials for the
Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 21, 2011
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/HBAN2011 to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2011, to facilitate timely delivery.

■	C O Y	+
01AE4E

Huntington Investment and Tax Savings Plan
The 2011 annual meeting of shareholders of Huntington Bancshares Incorporated, a Maryland corporation, will be held on Thursday, April 21, 2011, in the Grand Ballroom at The Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio, at 1:00 p.m., local Columbus, Ohio, time.
The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:
	01 - Don M. Casto III	02 - Ann B. Crane	03 - Steven G. Elliott	04 - Michael J. Endres	05 - John B. Gerlach, Jr.
	06 - D. James Hilliker	07 - David P. Lauer	08 - Jonathan A. Levy	09 - Gerard P. Mastroianni	10 - Richard W. Neu
	11 - David L. Porteous	12 - Kathleen H. Ransier	13 - William R. Robertson	14 - Stephen D. Steinour

2.	Approval of the Management Incentive Plan for Covered Officers.

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust.

4.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011.

5.	A resolution to approve, on an advisory, non-binding basis, the compensation of executives as disclosed in the proxy materials.

6.	An advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.

7.	Any other business that properly comes before the meeting.
The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2–5, and for a frequency of THREE YEARS under proposal 6.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must authorize a proxy online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
à	Internet – Go to www.envisionreports.com/HBAN2011. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

à	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

à	Email – Send an email to investorvote@computershare.com with “Proxy Materials Order” in the subject line. In the message, include your full name and address, plus the number located in the shaded bar on the reverse. State in the email that you want to receive a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2011.

01AE4E

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 19, 2011.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/HBAN2011 • Follow the steps outlined on the secured website.

Vote by telephone
•    Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•    Follow the instructions provided by the recorded message.

Instruction Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
A	Proposals — The Board of Directors recommends a vote FOR all of the nominees listed, FOR proposals 2–5, and for THREE YEARS under proposal 6.

1.	Election of Directors:

01 – Don M. Casto III, 02 – Ann B. Crane, 03 – Steven G. Elliott,
04 – Michael J. Endres, 05 – John B. Gerlach, Jr., 06 – D. James Hilliker,
07 – David P. Lauer, 08 – Jonathan A. Levy, 09 – Gerard P. Mastroianni,
10 – Richard W. Neu, 11 – David L. Porteous, 12 – Kathleen H. Ransier,
13 – William R. Robertson, 14 – Stephen D. Steinour
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☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) below.

01 -	☐	02 -	☐	03 -	☐	04 -	☐	05 -	☐	06 -	☐	07 -	☐

08 -	☐	09 -	☐	10 -	☐	11 -	☐	12 -	☐	13 -	☐	14 -	☐

☐	FOR all nominees
☐	WITHHOLD vote from all nominees

			For	Against	Abstain

2.	Approval of the Management Incentive Plan for Covered Officers.		☐	☐	☐

4.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2011.		☐	☐	☐

		1 Yr	2 Yrs	3 Yrs	Abstain

6.	An advisory, non-binding recommendation on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

		For	Against	Abstain

3.	Approval of the Supplemental Stock Purchase and Tax Savings Plan and Trust.	☐	☐	☐

5.	A resolution to approve, on an advisory, non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐

7.	Any other business that properly comes before the meeting.

B	Non-Voting Items
Change of Address — Please print new address below.

PLEASE SIGN ON THE REVERSE SIDE IF VOTING BY MAIL.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Huntington Investment and Tax Savings Plan	+

Instruction Card to Plan Trustee
Huntington Bancshares Incorporated Annual Meeting — April 21, 2011
The undersigned participant in the Huntington Investment and Tax Savings Plan (the “Plan”) hereby instructs The Huntington National Bank, as the Trustee of the Plan, to appoint Mary Beth M. Clary, John W. Liebersbach, and Elizabeth B. Moore, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Bancshares Incorporated Annual Meeting of Shareholders to be held on Thursday, April 21, 2011, in the Grand Ballroom at The Westin Great Southern Hotel, 310 South High Street, Columbus, Ohio, at 1:00 p.m., local Columbus, Ohio, time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting pursuant to the Plan and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
Huntington’s Board of Directors recommends a vote FOR each of the nominees for director, FOR proposals 2–5, and for a frequency of THREE YEARS under proposal 6.
IF NO DIRECTION IS MADE, THE TRUSTEE OF THE PLAN WILL VOTE THE PARTICIPANT’S SHARES AS DIRECTED BY THE PLAN’S ADMINISTRATIVE COMMITTEE IN ACCORDANCE WITH THE TERMS OF THE PLAN.
 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon. Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
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